UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Cott Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Cott Corporation 6525 Viscount Road Mississauga, Ontario, Canada L4V1H6 (905) 672-1900 5519 West Idlewild Avenue Tampa, Florida, United States 33634 (813) 313-1800

March 26, 2015

Dear Shareowners:

We are pleased to invite you to attend our annual and special meeting of shareowners, which will be held at the Toronto Airport Marriott Hotel, 901 Dixon Road, Toronto, Ontario, Canada at 8:30 a.m. (Toronto time) on Tuesday, May 5, 2015. At this meeting, you will have the opportunity to meet our directors and members of our senior management team, learn more about our Company and our plans for the future, and receive our financial results for the 2014 fiscal year.

The notice of meeting and circular that accompany this letter describe the business to be conducted at the meeting.

We are pleased to furnish our proxy materials over the Internet in accordance with applicable law. As a result, we are mailing to many of our shareowners a notice instead of paper copies of our proxy circular, form of proxy and 2014 annual report. The notice contains instructions on how to access these materials over the Internet, as well as instructions on how shareowners can receive paper copies of these materials. Employing this distribution process will conserve natural resources and reduce the costs of printing and distributing these materials.

Even if you cannot attend the meeting, it is important that your shares be represented and voted by using the form of proxy provided. We encourage you to read the circular and vote as soon as possible. We look forward to your participation.

Sincerely,

JERRY FOWDEN

Chief Executive Officer

Cott Corporation

Notice of Annual and Special Meeting of Shareowners

The Annual and Special Meeting of Shareowners of Cott Corporation (“Cott”) will be held

on:	Tuesday, May 5, 2015

at:	8:30 a.m. (local time in Toronto)

at the:	Toronto Airport Marriott Hotel, 901 Dixon Road, Toronto, Ontario, Canada

to:	• receive the financial statements for the year ended January 3, 2015 and the report on those statements by Cott’s independent registered certified public accounting firm,

• elect directors,

• approve the appointment of Cott’s independent registered certified public accounting firm,

• hold a non-binding advisory vote on executive compensation,

• approve an amendment to the Amended and Restated Cott Corporation Equity Incentive Plan,

• approve the Cott Corporation Employee Share Purchase Plan, and

• transact any other business that properly may be brought before the meeting and any adjournment of the meeting.

By order of the board of directors

Marni Morgan Poe

Vice President, General Counsel and Secretary

Tampa, Florida, U.S.A.

March 26, 2015

YOU ARE INVITED TO VOTE BY COMPLETING, DATING AND SIGNING THE FORM OF PROXY AND RETURNING IT BY MAIL OR BY FACSIMILE, OR BY FOLLOWING THE INSTRUCTIONS FOR VOTING OVER THE INTERNET IN THE PROXY CIRCULAR. A VOTE BY PROXY WILL BE COUNTED IF IT IS COMPLETED PROPERLY AND IS RECEIVED BY OUR TRANSFER AGENT NO LATER THAN 5:00 P.M. TORONTO TIME ON MAY 1, 2015 OR THE LAST BUSINESS DAY PRIOR TO ANY POSTPONED OR ADJOURNED MEETING OR IS OTHERWISE RECEIVED BY OUR SECRETARY, AS DESCRIBED HEREIN, PRIOR TO THE COMMENCEMENT OF THE MEETING OR ANY POSTPONED OR ADJOURNED MEETING. OUR TRANSFER AGENT’S MAILING ADDRESS IS COMPUTERSHARE INVESTOR SERVICES INC., 100 UNIVERSITY AVENUE, 8TH FLOOR, TORONTO, ONTARIO, CANADA, M5J 2Y1 AND FACSIMILE NUMBER IS 1-866-249-7775 or (416) 263-9524.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL AND SPECIAL MEETING OF SHAREOWNERS TO BE HELD ON MAY 5, 2015

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which are available on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Our proxy circular, form of proxy and 2014 annual report are available at our website (www.cott.com/en/for-investors/overview), as well as our profile on SEDAR (www.sedar.com). Our proxy circular includes information on the following matters, among other things:

•	The date, time and location of the Annual and Special Meeting of Shareowners;

•	A list of the matters being submitted to the shareowners for approval; and

•	Information concerning voting in person at the Annual and Special Meeting of Shareowners.

If you want to receive a paper copy or e-mail of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy to Computershare Investor Services by telephone at 1-800-564-6253 or contact Cott’s Investor Relations Department directly at our principal executive office: Cott Corporation, 5519 W. Idlewild Ave., Tampa, FL 33634, telephone (813) 313-1732, email InvestorRelations@cott.com.

Cott Corporation

Annual and Special Meeting of Shareowners

THIS BOOKLET EXPLAINS:

•	details of the matters to be voted upon at the meeting, and

•	how to exercise your right to vote even if you cannot attend the meeting.

THIS BOOKLET CONTAINS:

•	the notice of the meeting,

•	the proxy circular for the meeting, and

•	a proxy form that you may use to vote your shares without attending the meeting.

REGISTERED SHAREOWNERS

A form of proxy is enclosed with this booklet. This form may be used to vote your shares if you are unable to attend the meeting in person. Instructions on how to vote using this form are found starting on page 1 of this proxy circular.

NON-REGISTERED BENEFICIAL SHAREOWNERS

If your shares are held on your behalf or for your account by a broker, securities dealer, bank, trust company or other intermediary, you will not be able to vote unless you carefully follow the instructions provided by your intermediary.

The accompanying circular and form of proxy are furnished in connection with the solicitation of proxies by or on behalf of management and the board of directors for use at the annual and special meeting of shareowners to be held on Tuesday, May 5, 2015 and any continuation of the meeting after an adjournment of such meeting.

AVAILABILITY OF QUARTERLY FINANCIAL INFORMATION

If you are a shareowner and wish to receive (or continue to receive) our quarterly interim financial statements (and the related management discussion and analysis) by mail, you must complete and return the enclosed request form. If you do not do so, quarterly financial statements will not be sent to you. Financial results are announced by media release, and financial statements are available on our website at www.cott.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the United States Securities and Exchange Commission at www.sec.gov.

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Cott Corporation

Proxy Circular

GENERAL INFORMATION

This proxy circular is furnished in connection with the solicitation of proxies by or on behalf of management and the board of directors of Cott Corporation (“Cott” or the “Company”) for use at the annual and special meeting of shareowners that is to be held at the time and place, and for the purposes, described in the accompanying notice of the meeting and any continuation of the meeting after an adjournment of such meeting.

We are first mailing or making available to shareowners this proxy circular, our 2014 annual report and related materials on or about March 26, 2015. All dollar amounts are in United States dollars unless otherwise stated. All information contained in this proxy circular is as of March 16, 2015, unless otherwise indicated. Our fiscal year ends on the Saturday closest to December 31 of each year. In this proxy circular, therefore, references to the year 2012 are to the fiscal year ended December 29, 2012, references to the year 2013 are to the fiscal year ended December 28, 2013 and references to the year 2014 are to the fiscal year ended January 3, 2015. As used herein, “GAAP” means United States generally accepted accounting principles.

VOTING AT THE MEETING

Who Can Vote

March 16, 2015 is the record date to determine shareowners who are entitled to receive notice of the meeting. Shareowners at the close of business on that date will be entitled to vote at the meeting. As of the record date, 93,259,829 common shares were outstanding. Each common share entitles the holder to one vote on all matters presented at the meeting.

Voting By Registered Shareowners

The following instructions are for registered shareowners only. If you are a non-registered beneficial shareowner, please follow your intermediary’s instructions on how to vote your shares. See below under “Voting By Non-Registered Beneficial Shareowners.”

Voting in Person

Registered shareowners who attend the meeting may vote the shares registered in their name on resolutions put before the meeting. If you are a registered holder who will attend and vote in person at the meeting, you do not need to complete or return the form of proxy, although you are requested to do so. Please register your attendance with the scrutineer, Computershare Investor Services Inc. (“Computershare”), upon your arrival at the meeting. Whether or not you plan to attend the annual and special meeting of shareowners, you are requested to complete and promptly return the enclosed proxy.

Voting by Proxy

If you are a registered shareowner but do not plan to attend the meeting in person, there are four ways that you can vote your proxy:

Mail: You may vote by completing, dating and signing the enclosed form of proxy and returning it to Computershare no later than 5:00 p.m. local time in Toronto on May 1, 2015, or the last business day prior to any postponed or adjourned meeting, by mail to 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1 using the envelope provided.

Fax: You may vote by completing, dating and signing the enclosed form of proxy and faxing it to Computershare at 1-866-249-7775 (toll free within Canada and the United States) or 1-416-263-9524 (outside Canada and the United States) no later than 5:00 p.m. local time in Toronto on May 1, 2015 or the last business day prior to any postponed or adjourned meeting.

Internet: You may vote over the Internet by accessing www.investorvote.com and following the proxy login and voting procedures described for the meeting. The enclosed form of proxy contains certain information required for the Internet voting process. Detailed voting instructions will then be conveyed electronically via the Internet to those who have completed the login procedure. You may vote (and revoke a previous vote) over the Internet at any time before 5:00 p.m. local time in Toronto on May 1, 2015 or the last business day prior to any postponed or adjourned meeting.

The Internet voting procedure, which complies with Canadian law, is designed to authenticate shareowners’ identities, to allow shareowners to vote their shares and to confirm that shareowners’ votes have been recorded properly. Shareowners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareowners. Also, please be aware that Cott is not involved in the operation of the Internet voting procedure and cannot take responsibility for any access or Internet service interruptions that may occur or any inaccurate, erroneous or incomplete information that may appear.

Other: If you have not availed yourself of any of the foregoing voting procedures by 5:00 p.m. local time in Toronto on May 1, 2015 or the last business day prior to any postponed or adjourned meeting but still wish to vote by proxy, you may vote by (i) completing, dating and signing the enclosed form of proxy and faxing it to the attention of our Secretary at (813) 881-1923, or (ii) having the person you have chosen as your proxyholder deliver it in person to our Secretary, in each case so that it is received prior to the commencement of the meeting or any postponed or adjourned meeting.

What Is a Proxy?

A proxy is a document that authorizes another person to attend the meeting and cast votes on behalf of a registered shareowner at the meeting. If you are a registered shareowner, you can use the accompanying proxy form. You may also use any other legal form of proxy.

How do You Appoint a Proxyholder?

Your proxyholder is the person you appoint to cast your votes for you at the meeting. The persons named in the enclosed form of proxy are directors or officers of Cott. You may choose those individuals or any other person to be your proxyholder. Your proxyholder does not have to be a shareowner of Cott. If you want to authorize a director or officer of Cott who is named on the enclosed proxy form as your proxyholder, please leave the line near the top of the proxy form blank, as their names are pre-printed on the form. If you want to authorize another person as your proxyholder, fill in that person’s name in the blank space located near the top of the enclosed proxy form.

Your proxy authorizes the proxyholder to vote and otherwise act for you at the meeting, including any continuation of the meeting if it is adjourned.

How Will a Proxyholder Vote?

If you mark on the proxy how you want to vote on a particular issue, your proxyholder must cast your votes as instructed. By checking “WITHHOLD” on the proxy form, you will be abstaining from voting.

If you do NOT mark on the proxy how you want to vote on a particular matter, your proxyholder is entitled to vote your shares as he or she sees fit. If your proxy does not specify how to vote on any particular matter, and if you have authorized a director or officer of Cott to act as your proxyholder, your shares will be voted at the meeting:

•	FOR the election of the nominees named in this proxy circular as directors;

•	FOR the approval of the appointment of PricewaterhouseCoopers LLP as Cott’s independent registered certified public accounting firm;

•

FOR the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, as such information is disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 17 (commonly referred to as “say-on-pay”);

•

FOR the approval of the Amendment to the Amended and Restated Cott Corporation Equity Incentive Plan described under “Approval of Amendment to Amended and Restated Cott Corporation Equity Incentive Plan” beginning on page 65 of this proxy circular, in accordance with the resolution attached as Appendix A to this proxy circular on page A-1; and

•

FOR the approval of the Cott Corporation Employee Share Purchase Plan described under “Approval of Cott Corporation Employee Share Purchase Plan” beginning on page 77 of this proxy circular, in accordance with the resolution attached as Appendix C to this proxy circular on page C-1.

For more information on these matters, please see “Election of Directors,” beginning on page 7 “Independent Registered Certified Public Accounting Firm—Approval of Appointment of Independent Registered Certified Public Accounting Firm” on page 58, “Advisory Vote on Executive Compensation” on page 62, “Approval of Amendment to Amended and Restated Cott Corporation Equity Incentive Plan” on page 65, and “Approval of Cott Corporation Employee Share Purchase Plan” on page 77.

If any amendments are proposed to these matters, or if any other matters properly arise at the meeting, your proxyholder can generally vote your shares as he or she sees fit. The notice of the meeting sets out all the matters to be presented at the meeting that are known to management as of March 16, 2015.

How do You Revoke Your Proxy?

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the meeting by delivering to our Secretary a written notice of revocation or a duly executed proxy bearing a later date (or voting via the Internet at a later date) or by attending the meeting and voting in person. You may send a written notice to our Secretary to the following address: 5519 West Idlewild Avenue, Tampa, Florida U.S.A. 33634.

This revocation must be received by our Secretary before the meeting (or before the date of the reconvened meeting if it is adjourned), or in any other way permitted by law.

If you revoke your proxy and do not replace it with another form of proxy that is properly deposited, you may still vote shares registered in your name in person at the meeting.

Voting By Non-Registered Beneficial Shareowners

If your common shares are not registered in your name but in the name of an intermediary (typically a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates), then you are a non-registered beneficial shareowner (as opposed to a registered shareowner). Copies of this document have been distributed to intermediaries who are required to deliver them to, and seek voting instructions from, our non-registered beneficial shareowners. Intermediaries often use a service company (such as Computershare or Broadridge Investor Communications (“Broadridge”)) to forward meeting materials to beneficial shareowners. Cott intends to pay for intermediaries to deliver proxy-related materials and the request for voting instructions (Form 54-101F7) to “objecting beneficial owners” in accordance with National Instrument 54-101. If you are a non-registered beneficial shareowner, you can vote your common shares by proxy, by following the instructions your intermediary provides to you, through your intermediary or at the meeting. As a non-registered beneficial shareowner, while you are invited to attend the meeting, you will not be entitled to vote at the meeting unless you make the necessary arrangements with your intermediary to do so.

Voting in Person

A non-registered beneficial shareowner who received a voting instruction form from the intermediary and who wishes to attend and vote at the meeting in person (or have another person attend and vote on their behalf) should strike out the proxyholders named in the voting instruction form and insert the beneficial shareowner’s (or such other person’s) name in the blank space provided or follow the corresponding instructions provided by the intermediary.

Voting by Proxy through Intermediary

Internet: If your intermediary is registered with Computershare or Broadridge, both of which we have retained to manage beneficial shareowner Internet voting, you may vote over the Internet by following the proxy login and voting instructions on your voting instruction form.

Through Intermediary: A beneficial shareowner who does not vote via the Internet will be given a voting instruction form or other document by his or her intermediary that must be submitted by the beneficial shareowner in accordance with the instructions provided by the intermediary. In such case, you cannot use the Internet voting procedures described above and must follow the intermediary’s instructions (which in some cases may allow the completion of the voting instruction form by telephone or on the intermediary’s Internet website). Occasionally, a beneficial shareowner may be given a form of proxy that has been signed by the intermediary and is restricted to the number of shares owned by the beneficial shareowner but is otherwise not completed. This form of proxy does not need to be signed by the beneficial shareowner. In this case, you can complete the form of proxy and vote by mail or facsimile only in the same manner as described above under “Voting by Registered Shareowners—Voting by Proxy” beginning on page 1 of this proxy circular.

In all cases, beneficial shareowners should carefully follow the instructions provided by the intermediary.

Proxies returned by intermediaries as “non-votes” because the intermediary has not received instructions from the beneficial shareowner with respect to the voting of certain shares, or because under applicable stock exchange or other rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the meeting. In addition to being able to submit to Cott or the intermediary, as applicable, a voting instruction form, beneficial shareowners are permitted to submit any other documents in writing that requests that the beneficial shareowner or a nominee thereof be appointed as a proxyholder.

Confidentiality of Vote

Computershare counts and tabulates proxies in a manner that preserves the confidentiality of your votes. Proxies will not be submitted to management unless:

•	there is a proxy contest;

•	the proxy contains comments clearly intended for management; or

•	it is necessary to determine a proxy’s validity or to enable management and/or the board of directors to meet their legal obligations to shareowners or to discharge their legal duties to Cott.

Quorum

The annual and special meeting requires a quorum, which for this meeting means:

•	at least two persons personally present, each being a shareowner entitled to vote at the meeting or a duly appointed proxy for an absent shareowner so entitled; and

•	persons owning or representing not less than a majority of the total number of our shares entitled to vote.

Vote Counting Rules

All matters that are scheduled to be voted upon at the meeting, other than as set out below, are ordinary resolutions. Ordinary resolutions are passed by a simple majority of votes: if more than half of the votes that are cast are cast in favor, the resolution passes. Eleven directors nominated must be elected by ordinary resolution of the shareowners. Pursuant to Cott’s Majority Voting and Director Resignation Policy, if a nominee in an uncontested election does not receive the vote of at least the majority of the votes cast (including votes “for” and votes “withheld”), such director is required to promptly tender his or her resignation from the board of directors. Cott’s Majority Voting and Director Resignation Policy is described more particularly below under the heading “Majority Voting and Director Resignation Policy” on page 12 of this proxy circular.

The approval of Cott’s independent registered certified public accounting firm, the approval of the Amendment to the Amended and Restated Cott Corporation Equity Incentive Plan (the “Equity Plan Amendment”), and the approval of the Cott Corporation Employee Share Purchase Plan must be approved by ordinary resolution of the shareowners. Due to the non-binding advisory nature of the matter to be voted upon in respect of the compensation of Cott’s executive officers, there is no minimum vote requirement for the proposal. However, the matter will be considered to have passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting.

Proxies may be marked “FOR,” “AGAINST” or “WITHHOLD/ABSTAIN.” For purposes of the resolution to approve the Equity Plan Amendment and the Cott Corporation Employee Share Purchase Plan, proxies may be marked “FOR” or “AGAINST.” Abstentions/withholding and broker non-votes are counted for purposes of establishing a quorum, but they are not counted as votes cast for or against a proposal.

Solicitation of Proxies

The cost of soliciting proxies will be borne by Cott. In addition, Cott may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile. We have hired MacKenzie Partners, Inc., a professional soliciting organization, to assist us in conducting bank and broker searches, distributing proxy solicitation materials and responding to information requests from shareowners with respect to the materials. For these services, MacKenzie Partners, Inc. will be paid a fee of $12,000, plus limited reimbursement for out-of-pocket expenses.

Please Complete Your Proxy

Our management, with the support of the board of directors, requests that you fill out your proxy to ensure your votes are cast at the meeting. This solicitation of your proxy (your vote) is made on behalf of management and the board of directors.

PROCEDURE FOR CONSIDERING SHAREOWNER PROPOSALS

If you want to propose any matter for inclusion in our 2016 proxy circular, it must be received by our Vice President, General Counsel and Secretary no later than November 27, 2015 at Cott Corporation, 5519 West Idlewild Avenue, Tampa, Florida, U.S.A. 33634.

Our by-laws fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to us not less than 30 nor more than 60 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by us. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to us no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by us. Our by-laws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with these requirements will be permitted to nominate directors to the board of directors unless the “advance notice” requirements of our by-laws are waived by the board of directors in its sole discretion. You are advised to review our by-laws, which contain additional requirements about advance notice of director nominations.

PRINCIPAL SHAREOWNERS

We are not aware of any person who, as of March 16, 2015, beneficially owned or exercised control or direction, directly or indirectly, over more than 5% of our common shares except as set forth below:

Name	Nature of Ownership or Control	Number of Shares	Percentage of Class
Levin Capital Strategies, L.P.(1) 595 Madison Avenue, 17th Floor New York, New York 10022	Beneficial ownership	14,470,026	15.60%
FMR LLC(2) 245 Summer Street Boston, Massachusetts 02110	Beneficial ownership	9,223,182	9.93%

(1)	Based solely on information reported in an amended Schedule 13G filed by Levin Capital Strategies, L.P. (“Levin Capital”) on February 10, 2015 with the United States Securities and Exchange Commission (the “SEC”). As reported in such filing, Levin Capital is the beneficial owner of 14,470,026 shares, constituting approximately 15.60% of the shares outstanding, with sole voting power and sole dispositive power with respect to 358,402 shares, shared voting power with respect to 10,915,772 shares, and shared dispositive power with respect to 14,111,624 shares.

(2)	Based solely on information reported in an amended Schedule 13G filed by FMR LLC (“FMR”) on February 13, 2015 with the SEC. As reported in such filing, FMR Co., Inc, Pyramis Global Advisors Trust Company, and Pyramis Global Advisors, LLC reported that each beneficially owns Cott common shares. Edward C. Johnson 3d is a Director and the Chairman of FMR and Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR. Members of the family of Mr. Johnson (the “Johnson Family”), including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson Family and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson Family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Mr. Johnson nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

FINANCIAL STATEMENTS

At the meeting, we will submit Cott’s annual consolidated financial statements for the year ended January 3, 2015, and the related report of Cott’s independent registered certified public accounting firm to our shareowners. No vote will be taken regarding the financial statements.

ELECTION OF DIRECTORS

The Corporate Governance Committee of the board of directors (the “Corporate Governance Committee”) reviews annually the qualifications of persons proposed for election to the board and submits its recommendations to the board for consideration. In the opinion of the Corporate Governance Committee and the board, each of the 11 nominees for election as a director is well qualified to act as a director of Cott and, together, the nominees bring the mix of independence, diversity, expertise and experience necessary for the board and its committees to function effectively. Our approach to corporate governance and the roles of the board and its committees are described under “Corporate Governance” on page 50 of this proxy circular.

During 2014, the board of directors held ten meetings. Each of our incumbent directors who served in 2014 attended, in person or by telephone, 75% or more of the applicable meetings of the board of directors and committees on which they served in 2014.

Set forth below is certain information concerning our nominees for election as directors of Cott, including information regarding each person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Corporate Governance Committee and the board of directors to determine that the person should serve as a director of Cott. Because Cott is a Canadian corporation, we are required to have at least 25% of our directors be Canadian residents. The directors who are Canadian residents are identified below.

The board has considered the independence of each of the nominees for election as directors of Cott for purposes of the rules of the SEC, New York Stock Exchange (“NYSE”) and, where applicable, National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”) of the Canadian Securities Administrators. All nominees are independent except for Mr. Fowden, our Chief Executive Officer. See “Certain Relationships and Related Transactions” on page 15 of this proxy circular for further discussion of the board’s determinations as to independence.

Nominee	Committee Membership
Mark Benadiba, 62, of Toronto, Ontario, Canada, served as executive Vice-President, North American Operations, of Cott Corporation from 1996 until 2006. Mr. Benadiba held several roles during his tenure at Cott from 1990 through 2006, including Executive Vice President and Chief Executive Officer of Cott Canada from 1990 to 1998. Previously, Mr. Benadiba was a Senior Executive of Pepsi/Seven-Up, Toronto/Canada (a division of Seven-Up Canada Inc.). He has served on Cott’s board since June 2008. The board nominated Mr. Benadiba to be a director because of his management experience in, and extensive knowledge of, the beverage industry. The board believes Mr. Benadiba’s experience in the beverage industry, including the various positions he held within Cott, enable him to make valuable contributions to the board. Mr. Benadiba is a Canadian resident.	Corporate Governance Committee

Nominee	Committee Membership
George A. Burnett, 59, of Scottsdale, Arizona, U.S.A., is the President and Chief Executive Officer of Northcentral University and a director of Northcentral University Holdings, LLC since 2011. Previously, Mr. Burnett served as Chief Executive Officer of Alta Colleges, Inc. from August 2006 to September 2011. Mr. Burnett was Chairman of R.H. Donnelley, a Yellow Pages publisher, in 2006 and Chief Executive Officer of Dex Media, Inc., a print and interactive marketing company, from 2001 to 2005. Mr. Burnett has served on Cott’s board since June 2006. The board nominated Mr. Burnett to be a director because it believes his senior level experience with multinational public companies lends valuable executive and financial expertise to the board.	Audit Committee
Jerry Fowden, 58, of Tampa, Florida, U.S.A., was appointed as our Chief Executive Officer on February 18, 2009. Prior to this appointment, he served as President of Cott’s international operating segments and Interim President, North America from May 2008 to February 2009, and as Interim President of Cott’s United Kingdom business unit from September 2007 to May 2008. He served as Chief Executive Officer of Trader Media Group Ltd., a media company, and as a member of its parent Guardian Media Group plc’s board of directors from 2005 until 2007. From 2001 until 2004, he served in a variety of roles with ABInBev S.A. Belgium, an alcoholic beverage company, including President, European Zone, Western, Central and Eastern Europe from 2003 to 2004, Global Chief Operating Officer from 2002 to 2003 and Chief Executive Officer of Bass Brewers Ltd., a subsidiary of ABInBev S.A. Belgium, from 2001 to 2002. Mr. Fowden also served on the board of directors of Chesapeake Corporation (now known as Canal Corporation), a supplier of specialty paperboard packaging products, when it filed a voluntary Chapter 11 petition in the United States on December 29, 2008. He served as a director of such company until May 2009. In 2010, Mr. Fowden joined the board of directors of Constellation Brands, Inc., a premium wine company. Mr. Fowden has served on Cott’s board since March 2009. The board nominated Mr. Fowden to be a director because he is Cott’s Chief Executive Officer, and has held operational management positions within Cott in North America and Europe. Under Mr. Fowden’s leadership, Cott has focused its resources and investments, streamlined operations and cut costs, and broadened its product portfolio.	—
David T. Gibbons, 71, of Naples, Florida, U.S.A., was Cott’s Interim Chief Executive Officer from March 2008 to February 2009. Prior to joining Cott, he was President and Chief Executive Officer of Perrigo Company, a manufacturer of retailer brand over-the-counter pharmaceutical and nutritional products, from 2000 to 2006, and from 2003 to 2007, he also held the role of Chairman of that company. Mr. Gibbons currently serves on the board of directors of Perrigo and has served on the board of directors of Robbins & Myers, Inc., a manufacturer of fluid management products. He has served on Cott’s board since April 2007, and is currently the Chairman of the board. The board nominated Mr. Gibbons to be a director because he has an extensive consumer products background, with leadership experience in strategic planning, sales and marketing, operational improvements and international operations, as well as extensive board and corporate governance experience from serving as a director and committee member on public, private and non-profit boards.	Chairman of the Board; Corporate Governance Committee

Nominee	Committee Membership
Stephen H. Halperin, 65, of Toronto, Ontario, Canada, is a partner at the law firm of Goodmans LLP and a member of that firm’s Executive Committee. He has been a partner with Goodmans since 1987 and a member of the Executive Committee since 1993. He also serves as a director of Gluskin Sheff + Associates, Inc., a Toronto Stock Exchange listed wealth management company, and is a member of the Board of Governors of McGill University. Mr. Halperin served on the board of trustees of KCP Income Fund, a custom manufacturer of national brand and retailer brand consumer products. He has served on Cott’s board since 1992. The board nominated Mr. Halperin to be a director because he is an expert in Canadian corporate law, with over 30 years of experience counseling boards and senior management regarding corporate governance, compliance, disclosure, international business conduct, capital markets, corporate strategy and other relevant issues. Mr. Halperin is a Canadian resident.	—
Betty Jane (BJ) Hess, 66, of Hingham, Massachusetts, U.S.A., was Senior Vice President, Office of the President, of Arrow Electronics, Inc., an electronics distributor, for five years prior to her retirement in 2004. Ms. Hess currently serves on the board of Harvest Power, a firm specializing in the management of organic waste. Ms. Hess served on the board of directors of the ServiceMaster Company, a company providing lawn care, landscape maintenance, and other cleaning, repair and inspection services. She has served on Cott’s board since 2004. The board nominated Ms. Hess to be a director because it believes that her executive experience, leadership and communication skills are valuable assets to the board.	Human Resources and Compensation Committee
Gregory Monahan, 41, of Darien, Connecticut, U.S.A., has been a Senior Managing Director of Crescendo Partners, L.P., a New York-based investment firm, since December 2014 and has held various positions at Crescendo Partners since May 2005. Prior to Mr. Monahan’s time with Crescendo Partners, he was the founder of Bind Network Solutions, a consulting firm focused on network infrastructure and security. Mr. Monahan also serves on the board of directors of Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultra-portable devices. He also serves on the board of directors of COM DEV International Ltd., a supplier of space equipment and services, and SAExploration Holdings Inc., a seismic data services company. He previously served on the board of Bridgewater Systems, a telecommunications software provider, and O’Charley’s Inc., a multi-concept restaurant company. Mr. Monahan has served on Cott’s board since June 2008. The board nominated Mr. Monahan to be a director because it believes he possesses valuable financial expertise, including extensive expertise with capital markets transactions and investments in both public and private companies. He has served in managing roles in investment and technology consulting firms, which experience informs his judgment and risk assessment as a board member.	Audit Committee

Nominee	Committee Membership
Mario Pilozzi, 68, of Oakville, Ontario, Canada, was, until January 2008, President and CEO of Wal-Mart Canada. He joined Wal-Mart Canada in 1994 as Vice-President of Hardline Merchandise and was promoted to Senior Vice-President of Merchandise and Sales, and later Chief Operating Officer, before serving as President and CEO. Prior to joining Wal-Mart Canada, Mr. Pilozzi held a broad range of positions with Woolworth Canada spanning more than 30 years, including the positions of Vice-President of Hardline Merchandise, Administrator of Store Openings, District Manager, Store Manager and several other key roles in Woolworth’s variety and discount-store divisions. Mr. Pilozzi has served on Cott’s board since June 2008. The board nominated Mr. Pilozzi to be a director because he has extensive executive experience with two well-known, multinational corporations and understands the retail sales business of our retailer partners. Mr. Pilozzi is a Canadian resident.	Human Resources and Compensation Committee
Andrew Prozes, 69, of Greenwich, Connecticut, U.S.A., was Global Chief Executive Officer of LexisNexis Group, a provider of legal and risk management solutions and information in New York City, from 2000 to December 2010. Mr. Prozes served on the board of directors of Reed Elsevier plc and Reed Elsevier NV, parent entities to LexisNexis, until his retirement from LexisNexis Group at the end of 2010. Mr. Prozes also served as a director on the boards of Transunion LLC, Asset International Inc., Interactive Data Corporation, the Association of Certified Anti-Money Laundering Specialists, Scribestar Ltd., Ethoca Limited and a number of other for-profit and not-for-profit boards, including the executive compensation committees of the Atlantic Council. He has served on Cott’s board since January 2005. The board nominated Mr. Prozes to be a director because it believes he possesses valuable executive and financial expertise that makes him an asset to the board. Cott benefits from Mr. Prozes’s experience as an executive officer and director of large, international companies.	Corporate Governance Committee; Chair, Human Resources and Compensation Committee
Eric Rosenfeld, 58, of New York, New York, U.S.A., has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York based investment firm, since its formation in November 1998. Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for 14 years. Mr. Rosenfeld currently serves as a director for CPI Aerostructures Inc., a company engaged in the contract production of structural aircraft parts, for which he also serves as Chairman, Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultraportable devices, SAExploration Holdings Inc., a seismic data services company and Pangaea Logistics Solutions Ltd., a logistics and shipping company that merged with Quartet Merger Corp., a blank-check company, for which he served as Chairman and CEO. Currently Mr. Rosenfeld serves as the Chairman and CEO of Harmony Merger Corp., a blank-check company. Mr. Rosenfeld has also served as a director for numerous companies, including Arpeggio Acquisition Corporation, Rhapsody Acquisition Corporation and Trio Merger Corp., all blank check companies that later merged with Hill International, Primoris Services Corporation and SAExploration Holdings Inc., respectively. He also served on the board of directors of Sierra Systems Group Inc., an information technology, management consulting and systems integration firm, Emergis Inc., an electronic commerce company, Hill International, a construction management firm, Matrikon Inc., a company that provides industrial intelligence solutions, DALSA Corp., a digital imaging and semiconductor firm, GEAC Computer, a software	Chair, Corporate Governance Committee

Nominee	Committee Membership
company, and Computer Horizons Corp., an IT services company. Mr. Rosenfeld was a director of Hip Interactive Corp. in 2005 while a cease trade order was issued because the company did not file its year-end financial information. Mr. Rosenfeld then resigned from the board. An interim receiver was later appointed. Mr. Rosenfeld has served on Cott’s board since June 2008 and is our Lead Independent Director. The board nominated Mr. Rosenfeld to be a director because he has extensive experience serving on the boards of multinational public companies and in capital markets and mergers and acquisitions transactions. Mr. Rosenfeld also has valuable experience in the operation of a worldwide business faced with a myriad of international business issues. Mr. Rosenfeld’s leadership and consensus-building skills, together with his experience as senior independent director of all boards on which he currently serves, make him an effective Lead Independent Director for the board.
Graham Savage, 65, of Toronto, Ontario, Canada, is a corporate director. Between 2002 and 2007, Mr. Savage served as the Chairman of Callisto Capital L.P., a Toronto-based private equity firm. Prior to this, since 1998, Mr. Savage was Managing Director at Savage Walker Capital Inc., Callisto Capital L.P.’s predecessor. Between 1975 and 1996, Mr. Savage was with Rogers Communications Inc. in various positions culminating in being appointed the Senior Vice President, Finance and Chief Financial Officer, a position he held for seven years. In addition, Mr. Savage serves on the boards of Canadian Tire Corporation, Postmedia Network Canada Corp. and Whistler Blackcomb Holdings Inc. He has also served on the boards of Rogers Communications Inc., Hollinger International, Inc., Alias Corp., Lions Gate Entertainment Corp. and Royal Group Technologies Limited, among others. Mr. Savage was a director of Microcell Inc., a telecommunications provider, when it filed for bankruptcy protection in Canada in 2003. He served as a director of Microcell Inc. until 2005. Mr. Savage has served on Cott’s board since February 2008. The board nominated Mr. Savage to be a director because of his financial expertise, including expertise in the area of private equity. He is our audit committee financial expert and has served as Chief Financial Officer of a large public company. Mr. Savage also has board and committee experience at both public and private companies, and his extensive executive experience brings strong financial and operational expertise to the board. Mr. Savage is a Canadian resident.	Chair, Audit Committee

It is intended that each director will hold office until the close of business of the 2016 annual meeting or until his or her earlier resignation, retirement or death. Pursuant to Cott’s Corporate Governance Guidelines, no director may stand for election or re-election to the board of directors after the director has reached the age of 75 (a director that turns 75 during his or her term, however, may serve out the remainder of that term). No nominee identified above will reach the age of 75 prior to the date of the 2016 annual meeting.

Unless otherwise instructed, the persons named in the accompanying form of proxy intend to vote FOR the election to the board of directors of the 11 nominees who are identified above. Management and the board of directors do not contemplate that any of the nominees will be unable to serve as a director. If, for any reason at the time of the meeting, any of the nominees are unable to serve, then the persons named in the accompanying form of proxy will, unless otherwise instructed, vote at their discretion for a substitute nominee or nominees.

Majority Voting and Director Resignation Policy

Pursuant to Cott’s Majority Voting and Director Resignation Policy, if a nominee in an uncontested election does not receive the vote of at least the majority of the votes cast, the director is required to promptly tender his or her resignation from the board of directors to the Corporate Governance Committee. Following receipt of a resignation, the Corporate Governance Committee must consider whether or not to accept the offer of resignation and recommend to the board of directors whether or not to accept it. With the exception of special circumstances that would warrant the continued service of the applicable director on the board of directors, the Corporate Governance Committee is expected to accept and recommend acceptance of the resignation by the board of directors. In considering whether or not to accept the resignation, the Corporate Governance Committee may consider factors provided as guidance by the Toronto Stock Exchange (the “TSX”) and all factors deemed relevant by members of the Corporate Governance Committee including, without limitation, the stated reasons why shareowners withheld votes from the election of that nominee, the length of service and the qualifications of the director whose resignation has been submitted, such director’s contributions to Cott, Cott’s governance guidelines and Cott’s obligations under applicable laws. The board of directors must make its decision on the Corporate Governance Committee’s recommendation within 90 days following the meeting of Cott’s shareowners. In considering the Corporate Governance Committee’s recommendation, the board will consider the factors considered by the Corporate Governance Committee and such additional information and factors that the board of directors considers to be relevant. If a resignation is accepted in accordance with this policy, the board of directors may in accordance with the provisions of Cott’s articles and by-laws appoint a new director to fill any vacancy created by the resignation or reduce the size of the board of directors.

COMPENSATION OF DIRECTORS

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the board. We set director compensation at a level that reflects the significant amount of time and high skill level required of directors in performing their duties for Cott and for its shareowners.

In 2014, other than Jerry Fowden, our Chief Executive Officer, no employees served as directors. Mr. Fowden’s compensation during 2014 has been fully reflected in the Summary Compensation Table on page 36 of this proxy circular. We provided the following annual compensation to our non-employee directors in 2014:

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)
Mark Benadiba(1)	81,000	81,000
George Burnett	81,000	81,000
David Gibbons	181,000	81,000
Stephen Halperin(1)(4)	97,000	81,000
Betty Jane Hess	81,000	81,000
Gregory Monahan(4)(5)	122,000	81,000
Mario Pilozzi(1)	81,000	81,000
Andrew Prozes	96,000	81,000
Eric Rosenfeld(4)	137,000	81,000
Graham Savage(1)(4)	114,500	81,000

(1)	Messrs. Benadiba, Halperin, Pilozzi and Savage are compensated in Canadian dollars. The amounts paid to such individuals are converted from the U.S. dollar amounts listed above to Canadian dollar amounts at the U.S. to Canadian conversion rate in effect at the time of payment.

(2)	Non-employee directors are also reimbursed for certain business expenses, including travel expenses, in connection with board and committee meeting attendance. These amounts are not included in the above table.

(3)

Represents common shares issued in payment of the annual director long-term incentive fee for non-employee directors pursuant to the Company’s Amended and Restated Cott Corporation Equity Incentive Plan. No stock options were granted to directors in 2014. Options held by our directors are governed by our Restated 1986 Common Share Option Plan, as amended. The total number of common shares that may be acquired upon exercise of outstanding stock options held by our directors on January 3, 2015 was as follows: Mr. Monahan, 25,000; Mr. Pilozzi, 25,000; and Mr. Rosenfeld, 25,000.

(4)	Messrs. Halperin, Monahan, Rosenfeld and Savage each received $16,000 for service on an ad hoc committee formed for the purpose of evaluating strategic alternatives. This committee was dissolved in March 2014.

(5)	Mr. Monahan received $25,000 for his work in connection with the acquisition of DS Services of America, Inc.

Directors’ Compensation Schedule

The compensation of directors is considered in light of the overall governance structure of Cott. Compensation for directors is recommended to the board by the Compensation Committee and is approved by the independent directors. Director compensation is set solely on an annual fee basis (paid quarterly in arrears) and per-meeting attendance fees are not paid. Generally, directors are not separately compensated for service on board committees in roles other than the committee chair.

During 2014, directors of Cott were entitled to the following annual fees:

Category	Annual Fees(1)
Annual board retainer	$81,000
Annual fee for the non-executive chair of the board	$100,000
Annual fee for chairing the:
Audit Committee	$17,500
Compensation Committee	$15,000
Corporate Governance Committee	$10,000
Annual fee for the lead independent director	$30,000
Annual long-term equity incentive fee (stock award)	$81,000

The amounts listed in the table above are denominated in U.S. dollars. U.S. resident directors receive their applicable retainers in U.S. dollar amounts, while Canadian resident directors receive their applicable retainers in Canadian dollar amounts. Directors are also reimbursed for certain business expenses, including their travel expenses in connection with board and committee meeting attendance.

Share Ownership Requirements for Board Members

The board of directors has adopted minimum share ownership requirements for non-management directors. Under the requirements, each such director must own common shares having a minimum aggregate value equal to four (4) times his or her annual board retainer fee (excluding additional committee or chairman retainers). The Compensation Committee or the board of directors may, from time to time, reevaluate and revise these guidelines to give effect to changes in Cott’s common share price or capitalization. The value of shares owned by each director is recalculated on a semi-annual basis on June 30 and December 31 of each year. Compliance with the requirements is measured by the General Counsel on December 31 of each year and reported to the Compensation Committee. Directors are not required to attain the minimum ownership level by a particular deadline. However, until the guideline amount is achieved, such directors are required to retain an amount equal to 100% of net shares received as equity compensation. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted stock, restricted stock units, performance shares, or performance share units or the exercise of stock options or stock appreciation rights. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such directors. Shares purchased on the open market may be sold in compliance with Cott’s policies and applicable securities law. These requirements are designed to ensure that directors’ long-term interests are closely aligned with those of our shareowners. Due solely to fluctuations in Cott’s common share price, one director who met the threshold as of June 30, 2014 did not meet the threshold as of December 31, 2014.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

Security Ownership

The following table and the notes that follow show the number of our common shares beneficially owned as of March 16, 2015 by each of our directors and the individuals named in the Summary Compensation Table, as well as by our current directors and executive officers as a group.

Name	Common Shares Beneficially Owned, Controlled or Directed(1)		Options Exercisable within 60 days	Total	Common Shares Percentage of Class(2)
Mark Benadiba	46,508		—	46,508	*
George Burnett	70,158		—	70,158	*
David Gibbons	115,616		—	115,616	*
Stephen Halperin	99,180		—	99,180	*
Betty Jane Hess	54,510		—	54,510	*
Gregory Monahan	66,432		25,000	91,432	*
Mario Pilozzi	81,259		25,000	106,259	*
Andrew Prozes	66,236		—	66,236	*
Eric Rosenfeld	447,171		25,000	472,171	*
Graham Savage	48,045		—	48,045	*
Jerry Fowden(3)	504,181		148,515	652,696	*
Jay Wells(3)	28,067		40,610	68,677	*
Tom Harrington(3)	—		—	—	*
Steven Kitching(3)	74,861		26,875	101,736	*
Marni Morgan Poe(3)	69,490		27,704	97,194	*
Directors and executive officers as a group (consisting of 19 persons, including the directors and executive officers named above)	1,885,789	(2)	338,835	2,224,624	2.39%

*	Less than 1%
(1)	Each director and officer has provided the information on shares beneficially owned, controlled or directed. The shareowners named in this table have sole voting and investment power over all shares shown as beneficially owned by them.

(2)	Percentage of class is based on 93,259,829 shares outstanding as of March 16, 2015.

(3)	Amounts reported in the above table do not include unvested time-based restricted share units included in the amount of securities beneficially owned by such person as reported on Form 4.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers and any beneficial owner of more than 10% of our common shares, as well as certain affiliates of those persons, must file reports with the SEC showing the number of common shares they beneficially own and any changes in their beneficial ownership. Based on our review of these reports and written representations of our directors and executive officers, we believe that all required reports in 2014 were filed in a timely manner, except that, as a result of administrative errors, three Forms 4 reporting three transactions were not timely filed on behalf of Gregory Monahan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The board has determined that ten of the nominees for director, Mark Benadiba, George A. Burnett, David T. Gibbons, Stephen Halperin, Betty Jane Hess, Gregory Monahan, Mario Pilozzi, Andrew Prozes, Eric Rosenfeld and Graham W. Savage, are independent within the meaning of the rules of the SEC, NYSE and NI 58-101. A director is “independent” in accordance with the rules of the SEC, NYSE and NI 58-101 if the board affirmatively determines that such director has no material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us). Mr. Fowden is a management director and is therefore not independent.

With respect to Mr. Halperin, the board of directors considered Mr. Halperin’s position as a partner of Goodmans LLP, a law firm that provides services to Cott on a regular basis, and determined that Mr. Halperin is independent. The amount of fees earned by Goodmans LLP for legal services rendered to Cott is financially immaterial to Goodmans LLP and to Mr. Halperin’s compensation from such firm. Although fees paid by the Company to Goodmans LLP are immaterial to that firm and Mr. Halperin’s compensation, concern has been expressed by certain shareowners with respect to Mr. Halperin’s service on board committees comprised solely of independent directors in light of this relationship. To address this concern, Mr. Halperin and the board of directors agreed that he not serve on standing board committees. Mr. Halperin ceased serving on the Corporate Governance Committee on April 30, 2013.

In addition, although Mr. Savage serves on the audit committees of more than two other publicly traded companies, the board of directors determined that such simultaneous service does not impair his ability to serve on Cott’s Audit Committee.

Each director and nominee for election as director delivers to Cott annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director or nominee, or their family members, and Cott participates, and in which the director or nominee, or such family member, has a material interest. Pursuant to Cott’s Corporate Governance Guidelines and the charter of the Corporate Governance Committee, the Corporate Governance Committee is required to review all transactions between Cott and any related party (including transactions reported to it by a director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise), regardless of whether the transactions are reportable pursuant to Item 404 of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

After considering advice from the Corporate Governance Committee, the board of directors is required to review, and, if appropriate, approve or ratify, such related party transactions. A “related party transaction” is defined under the Corporate Governance Guidelines as any transaction in which Cott was or is to be a participant and in which any related party has a direct or indirect material interest, other than transactions that (i) are available to all employees generally, (ii) involve compensation of executive officers or directors duly authorized by the appropriate board committee, or (iii) involve reimbursement of expenses in accordance with Cott’s established policy.

A “related party” is defined under the Corporate Governance Guidelines as any person who is, or at any time since the beginning of Cott’s last fiscal year was, an executive officer or director (including in each case nominees for director), any shareowner owning in excess of 5% of Cott’s common shares, or an immediate family member of an executive officer, director, nominee for director or 5% shareowner.

An “immediate family member” is defined under the Corporate Governance Guidelines as a person’s spouse, parents, stepparents, children, stepchildren, siblings, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than employees) who shares such person’s home.

Management and directors must also update the board of directors as to any material changes to proposed transactions as they occur.

Because related party transactions potentially vary, the Corporate Governance Committee or the board of directors has not to date developed a written set of standards for evaluating them, but rather addresses any such transactions on a case-by-case basis.

To the knowledge of the directors, no insider, director or proposed nominee for election as a director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with Cott since December 29, 2013.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Executive Summary

We seek to incentivize management to increase long-term, sustainable shareowner value giving appropriate consideration to risk and reward, and to focus management on executing our strategic priorities. Our strategic priorities for 2014 included: (1) continuing with our “4C’s” approach of running the business tightly, focusing on customers, costs, capital expenditures and cash flow; (2) increasing our allocation of new and dedicated resources to contract manufacturing; (3) refinancing our 8.125% senior notes due 2018 (the “2018 Notes”) in parallel with an expansion of our overall debt capacity and a reduction of our interest rate; (4) increasing our return of funds to shareowners to up to 50% of our free cash flows; and (5) accelerating the pace and scale of our acquisition-based diversification outside of carbonated soft drinks and shelf-stable juices, with a focus on other beverage categories and beverage adjacencies. Our compensation programs are designed to reward executives based on the achievement of both individual and corporate performance targets, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Our named executive officers’ total compensation consists of a base salary, opportunities for annual performance-based cash bonus compensation, and long-term compensation in the form of equity ownership.

This Compensation Discussion and Analysis focuses on the compensation of our named executive officers for 2014, who were:

Jerry Fowden	Chief Executive Officer
Jay Wells	Chief Financial Officer
Thomas Harrington	Chief Executive Officer—DS Services of America, Inc. (“DSS”)
Steven Kitching	President—North America Business Unit
Marni Morgan Poe	Vice President, General Counsel and Secretary

We believe that our named executive officers were instrumental in helping us execute our strategic priorities, as follows:

•

We continued to implement our three-year $30 million cost reduction plan by reducing production costs, improving procurement practices, increasing operational efficiency, eliminating waste and reducing packaging cost, resulting in approximately $6.0 million in cost savings in 2014. We remained dedicated to customer service and were recognized as a top supplier by several large retailers. We also maintained tight control of our capital expenditures, with $46.7 million in capital expenditures in 2014. These actions contributed significantly to our ability to deliver adjusted free cash flow in 2014 of $107.1 million.*

•	Our North American contract manufacturing business grew by 24 million equivalent serving cases from 2013 to 2014.

•	We redeemed the 2018 Notes and issued $525.0 million in 5.375% senior notes due in 2022, resulting in an approximate $2.0 million reduction in interest expense per year.

•	We returned approximately $33.0 million to shareowners during the year through a combination of dividends and share repurchases.

•	We acquired Aimia Foods Holdings Limited, which provided us with access to growing, higher value categories and allowed us to expand into new categories, channels and products. In December 2014, we

*	We define free cash flow as net cash provided by operating activities ($56.7 million) less capital expenditures ($46.7 million) and adjust it to exclude bond redemption cash costs ($20.8 million), the interest payments on our Senior Notes due in 2022 related to the 53rd week in 2014 ($14.7 million), cash costs related to the DSS acquisition ($32.2 million), and cash collateral associated with cash deposits used as collateral for letters of credit that subsequently was returned in the first quarter of 2015 ($29.4 million)).

also acquired DSS Group, Inc., parent company to DSS, which extended our beverage portfolio into new and growing markets, including water and coffee home and office delivery services, water filtration services, and retail services, while creating revenue and cost synergies as well as portfolio expansion. In connection with the acquisition, Thomas Harrington, the Chief Executive Officer of DSS (the “DSS CEO”) became an executive officer of Cott. Mr. Harrington’s compensation and performance targets for 2014 were set by the board of directors of DSS using DSS compensation methodologies prior to our acquisition of DSS. Those 2014 targets were approved by our Compensation Committee in connection with the acquisition. Mr. Harrington also received a grant of performance-based restricted share units in December 2014, in respect of the three-year performance period running from fiscal 2015 to fiscal 2017.

In 2014, the Compensation Committee and management continued to implement compensation and corporate governance best practices that reflect our ongoing efforts to reduce operating expenses due to challenging market conditions, as well as our financial position and our role as a low-cost producer of beverages, including:

•	Salary, bonus and perquisite decisions reflecting our results for the year, including:

o	For the second year in a row, we determined not to increase base salary or target bonuses for our named executive officers, and perquisites available to our named executive officers continued to be limited to an annual executive physical examination and a car allowance.

o	Each of our named executive officers, other than the President of our North America Business Unit and the DSS CEO, received a performance bonus equal to 102.3% of target award opportunity. The President of our North America Business Unit received a performance bonus equal to 88.2% of target award opportunity. The DSS CEO did not receive a performance bonus, as actual 2014 EBITDA results were below the 2014 “threshold” target established for the DSS bonus pool.

•

Awards of a combination of performance-based restricted share units (37.5%), time-based restricted share units (25%), and stock options (37.5%) to each of our named executive officers, other than the DSS CEO. All of these restricted share units and stock options cliff vest at the end of fiscal 2016, with the performance-based restricted share units vesting based upon the achievement of a specific level of cumulative pre-tax income over the three-year period ending at the end of fiscal 2016. The DSS CEO received a grant of performance-based restricted share units, which vests based upon the achievement of a specific level of DSS EBITDA (weighted 60%), DSS revenue (weighted 20%) and “net cooler rental activity” (which is net new cooler rental customers, or total cooler rental customer additions for the year less total cooler rental customers who terminated service in the year) (weighted 20%) over the three-year period ending at the end of fiscal 2017. By linking an element of our long-term incentives to three-year financial results, our goal is to align our named executive officers’ incentives with the long-term interests of shareowners. For grants in 2015, our named executive officers, other than the DSS CEO, received the same types and relative percentages of equity awards as were awarded in 2014.

•	A number of policies designed to further our compensation goals and strategies:

o	A clawback policy to allow the board of directors to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required accounting restatement of a financial statement of Cott, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws of the United States. The clawback policy is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

o	A “no-hedging” policy that prohibits our directors, named executive officers, and other key executive officers from engaging in any hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to Cott securities.

o	A policy prohibiting directors and employees, including named executive officers, from engaging in any short-term, speculative transactions involving Cott securities, including purchasing securities on margin, engaging in short sales, buying or selling put or call options, and trading in options.

o	A policy prohibiting directors and employees, including named executive officers, from holding Cott securities in a margin account or pledging Cott securities as collateral for a loan.

o	Share ownership guidelines that require our directors, named executive officers, and other key employees to hold a certain amount of shares received as equity compensation from Cott, with the amount set at a particular multiple of base salary.

•

The Compensation Committee’s continued engagement of an independent compensation consultant that does not provide any services to management and that had no relationship with management prior to the engagement.

•

The continued administration of a robust risk management program, which includes our Compensation Committee’s oversight of the ongoing evaluation of the relationship between our compensation programs and risk, as well as the oversight of risk by the Audit Committee on behalf of the full board pursuant to the Audit Committee Charter.

We believe that the following two tables are helpful in understanding the actual performance-based compensation received by our named executive officers in fiscal 2012 through 2014. These tables supplement the information in the Summary Compensation Table, the Grants of Plan-Based Awards in Fiscal 2014 Table, and the Outstanding Equity Awards at 2014 Fiscal Year End Table appearing following Compensation Discussion and Analysis.

Table 1 illustrates the targeted versus actual payout of the performance-based cash bonuses to our named executive officers over the previous three fiscal years.

TABLE 1: PERFORMANCE-BASED CASH BONUS ACHIEVEMENT HISTORY

Named Executive Officer	Fiscal Year	Cash Incentives Actual Payout Against Target
Jerry Fowden Chief Executive Officer	2014	102.3%
	2013	60.0%
	2012	129.0%

Jay Wells Chief Financial Officer	2014	102.3%
	2013	60.0%
	2012	129.0%

Thomas Harrington(1) Chief Executive Officer—DS Services of America, Inc.	2014	0.0	%(2)
	2013	—
	2012	—

Steven Kitching(3) President—North America Business Unit	2014	88.2%
	2013	56.0%
	2012	—

Marni Morgan Poe Vice President, Secretary and General Counsel	2014	102.3%
	2013	60.0%
	2012	129.0%

(1)	Mr. Harrington was not a named executive officer in 2013 or 2012. Mr. Harrington became an executive officer of Cott upon closing of the acquisition of DSS on December 12, 2014.

(2)	Mr. Harrington did not receive a performance bonus, as actual 2014 EBITDA results were below the “threshold” target established for 2014 for the DSS bonus pool.

(3)	Mr. Kitching was not a named executive officer in 2012.

Table 2 shows the grant date fair values and share-based compensation expense for performance-based restricted share units granted over the last three years to our named executive officers. We believe that this supplemental table illustrates the actual fiscal year end value of performance-based restricted share units granted to our named executive officers in fiscal 2014 and in previous years. The performance targets established for the performance-based restricted share units granted to our named executive officers in fiscal 2012 were satisfied, and as a result, the percentage of performance-based restricted share units that vested in February 2015 was 92%. The data set forth in this table excludes time-based restricted share units and stock options.

TABLE 2: PERFORMANCE-BASED RESTRICTED SHARE UNITS

Named Executive Officer	Fiscal Year	Grant Date Fair Value ($)		Share-Based Compensation Expense(1) ($)
Jerry Fowden Chief Executive Officer	2014	825,000		384,686
	2013	682,500		0
	2012	600,000		210,073

Jay Wells Chief Financial Officer	2014	202,500		94,423
	2013	172,031		0
	2012	164,063		57,442

Thomas Harrington(2) Chief Executive Officer—DS Services of America, Inc.	2014	5,000,000	(3)	5,000,000
	2013	—		—
	2012	—		—

Steven Kitching(4) President—North America Business Unit	2014	150,000		69,943
	2013	255,000		0
	2012	—		—

Marni Morgan Poe Vice President, Secretary and General Counsel	2014	159,375		74,314
	2013	135,650		0
	2012	111,926		39,188

(1)	Represents the aggregate amount of share-based compensation expense to be recorded in selling, general, and administrative expenses in our Consolidated Statements of Operations over the term of the performance period.

(2)	Mr. Harrington was not a named executive officer in 2013 or 2012. Mr. Harrington became an executive officer of Cott upon closing of the acquisition of DSS on December 12, 2014.

(3)	Represents the grant of performance-based restricted share units. See below under “Named Executive Officer Employment Agreements” on page 37 of this proxy circular.

(4)	Mr. Kitching was not a named executive officer in 2012.

As we believe the above information indicates, the compensation program for our named executive officers emphasizes performance-based compensation that is at-risk and generally only payable based on achievement of challenging corporate and individual targets. We encourage you to read this Compensation Discussion and Analysis for details regarding our executive compensation program, including information about the 2014 compensation of the named executive officers.

Say-on-Pay and Say-on-Frequency Results

At the 2014 annual meeting of shareowners, we solicited from our shareowners an advisory vote on the compensation of our named executive officers. The shareowners voted to approve, on an advisory basis, the compensation of our named executive officers, as such information is disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, set forth in our 2014 annual meeting proxy circular. The vote was 94.67% of the shares voting “For”, 4.75% of the shares voting “Against”, and 0.59% of the shares “Withholding” their votes.

The Compensation Committee took into account the result of the shareowner vote in determining executive compensation policies and decisions since the 2014 annual meeting of shareowners. The Compensation Committee viewed the vote as an expression of the shareowners’ general satisfaction with our current executive compensation programs. While the Compensation Committee considered the outcome of the advisory vote in determining to continue our executive compensation programs for fiscal 2015, decisions regarding incremental changes in individual compensation were made in consideration of the factors described in this Compensation Discussion and Analysis.

Consistent with our shareowners’ preference expressed in voting at the 2011 annual meeting of shareowners, the board determined that an advisory vote on the compensation of our named executive officers will be conducted every year. The next advisory vote on the frequency of an advisory vote on executive compensation will take place at the 2017 annual meeting of shareowners.

Overview of Compensation Program

The Compensation Committee is responsible for overseeing Cott’s compensation reward programs, which include compensation (base salary, bonus, and equity compensation) and limited perquisites as described below and as set forth in the Summary Compensation Table. In addition, the Compensation Committee is responsible for overseeing talent management and succession planning for the senior management team, as well as setting objectives and evaluating the performance of Cott’s Chief Executive Officer. To assist in executing its responsibilities, the Compensation Committee may retain independent compensation consultants, at Cott’s expense, who report solely to the Compensation Committee. The Compensation Committee is responsible for ensuring that the total compensation paid to our Chief Executive Officer and the officers who directly report to him is fair, reasonable and competitive. The Compensation Committee must recommend to the independent members of the board of directors, and the board must review and, if it deems appropriate, approve any changes to our Chief Executive Officer’s compensation package. The Compensation Committee reviews and approves all compensation packages and any adjustments thereto for the direct reports. The Compensation Committee also approves any severance packages to departing direct reports, as well as the severance plans that govern the terms of the severance packages. We refer to the officers who report directly to our Chief Executive Officer as “direct reports”, which in 2014 included all of our named executive officers other than Mr. Fowden.

The Compensation Committee is comprised of three members: Andrew Prozes (chair), Betty Jane Hess and Mario Pilozzi. The board has determined that all members are independent within the meaning of the rules of the SEC, NYSE and NI 58-101. The Compensation Committee’s charter is available on our website www.cott.com under “For Investors—Governance.”

Company Objectives

The primary objectives of our current compensation program are to incentivize management to increase long-term, sustainable shareowner value, giving appropriate consideration to risk and reward, and to focus management on executing our strategic priorities. Periodically, the Compensation Committee reviews and approves the design of our compensation programs to ensure that it provides sufficient compensation opportunities for executives in order to attract, retain and motivate the best possible management team. Our compensation programs are designed to:

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Establish pay levels with reference to personal performance and external competitiveness with relevant labor markets and the relative value of the role in Cott’s business, with the ultimate objective of aligning our named executive officers’ compensation with the market median of the compensation of executives performing similar functions in the competitive market and in Cott’s peer group;

•

Achieve this alignment by making incremental adjustments to components of named executive officers’ compensation over time, with the type and magnitude of such adjustments made in light of Cott’s overall business performance;

•	Reward executives based on the achievement of both individual and corporate performance targets, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking; and

•	Deliver conservative, market-based executive benefits.

Our compensation packages for named executive officers consist of a base salary, opportunities for annual performance-based cash bonus compensation, and long-term compensation in the form of equity ownership. The Compensation Committee has selected these components because it believes they align the interests of our named executive officers with those of our long-term shareowners and motivate these executives to achieve our goals.

Setting Executive Compensation and the Role of Executive Officers in Compensation Decisions

Periodically, the Compensation Committee determines what adjustments, if any, to base salary, cash performance bonus amounts, performance targets for performance-based compensation, and the applicable levels and targets for other compensation would be appropriate for our Chief Executive Officer, and recommends any adjustments to the board of directors. The board considers the Compensation Committee’s proposals and, if acceptable, approves them.

The Compensation Committee also determines whether any adjustments to compensation would be appropriate for the direct reports. The Compensation Committee, annually and as it otherwise deems appropriate, meets with our Chief Executive Officer and our Corporate Human Resources Vice President to obtain recommendations with respect to our compensation programs and packages for the direct reports. The Chief Executive Officer and our Corporate Human Resources Vice President may make recommendations to the Compensation Committee on base salary, long-term incentive plan awards, performance targets, and other compensation terms for the direct reports that the Compensation Committee may consider. The Compensation Committee considers management’s proposals, reviews independent data to validate these recommendations and, if acceptable, approves them. The Compensation Committee is not bound to, and does not always accept, management’s recommendations with respect to executive compensation for the direct reports. In addition, the Compensation Committee has the authority to access (at Cott’s expense) independent, outside compensation consultants and other advisors for both advice and competitive data as it determines the level and nature of Cott’s executive compensation.

In 2014, the Compensation Committee continued to retain Frederic W. Cook & Co. (“Cook”) as its sole independent compensation consultant. Cook only performs work for and reports directly to the Compensation Committee and attends Compensation Committee meetings as requested. Cook provided recommendations to the Compensation Committee on the competiveness and appropriateness of all elements of executive compensation, including the Chief Executive Officer’s compensation. Cook did not provide any additional services to the board or management in 2014.

The Compensation Committee has considered the independence of Cook in light of SEC rules and NYSE listing standards. In connection with this process, the Compensation Committee has reviewed, among other items, a report from Cook addressing the independence of Cook and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to Cott by Cook; (ii) fees paid by Cott as a percentage of Cook’s total revenue; (iii) policies or procedures of Cook that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the senior advisor of the consulting team with a member of the Compensation Committee; (v) any Cott stock owned by the senior advisor or any immediate family member; and (vi) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by Cook and its senior advisor involved in the engagement did not raise any conflict of interest.

The Compensation Committee periodically reviews compensation data and pay practices from Cott’s peer group and general industry surveys to determine the “market median” of the compensation of executives performing similar functions in the competitive market and in Cott’s peer group. However, the board of directors and the Compensation Committee retain discretion in setting the compensation for our Chief Executive Officer and his direct reports, respectively. As a result, compensation for these executives may differ materially from the peer group and may vary according to factors such as experience, position, tenure, individual and organizational factors, and retention needs, among others. The Compensation Committee periodically evaluates and selects which companies to reference for purposes of executive compensation competitiveness. With guidance from its compensation consultant and input and discussion with management, the Compensation Committee discusses annually whether the mix of companies in the peer group produces a valid competitive analysis relative to our talent requirements.

The Compensation Committee, with input from Cook, determined that the below peer group, consisting of selected North American companies, was appropriate for compensation decisions made in 2014.

Companies used for Compensation Comparison
Maple Leaf Foods Inc.	Seneca Foods Corp.
Constellation Brands, Inc.	The Hain Celestial Group, Inc.
Chiquita Brands International, Inc.	SunOpta Inc.
United Natural Foods, Inc.	Monster Corporation
Brown-Forman Corp.	Lancaster Colony Corp.
Flowers Foods, Inc.	Cal-Maine Foods, Inc.
Sanderson Farms, Inc.	Lance, Inc.
Central European Distribution Corp.	J&J Snack Foods Corp.
TreeHouse Foods, Inc.	National Beverage Corp.
Coca-Cola Bottling Co. Consolidated	Beam Inc.

In addition, the Compensation Committee reviews size-adjusted median compensation data from two general industry surveys in which management annually participates: the Aon Hewitt Total Compensation Measurement survey and the Towers Watson Compensation Data Bank survey. The Aon Hewitt survey in 2013 included over 450 companies ranging in size from $100 million to over $100 billion in annual revenue, and the Towers Watson survey in 2013 included over 440 organizations ranging in size from $100 million to over $100 billion in annual revenue.

The Compensation Committee annually reviews peer group and survey data in recommending our Chief Executive Officer’s compensation to the board of directors and in setting compensation for the direct reports. We consider the compensation paid by companies in our peer group as one factor in setting compensation for our named executive officers, and we may review peer group data with respect to individual components of compensation in addition to overall compensation. Compensation for the majority of our named executive officers has historically fallen at the low end of our market median range (our “market median range” is plus or minus 10% of the market median for base salary, plus or minus 15% of the market median for all other elements of compensation, and plus or minus 15% of the market median for total compensation). Our goal, over time and depending on the success of our overall business, is to more closely align components of our named executive officers’ compensation with the market median for all compensation elements. In 2014, total compensation and base salary for all of our named executive officers, except the DSS CEO, were at the low end of our market median range. Total compensation and base salary for the DSS CEO was set by the board of directors of DSS under DSS compensation methodologies prior to our acquisition of DSS.

The Compensation Committee intends to continue to make adjustments to executive compensation in light of the objectives of our compensation program, our financial and competitive position and our role as a low-cost producer of beverages. The Compensation Committee may exercise discretion as to the type and magnitude of these adjustments. For example, as discussed below under the heading “Compensation Components—Base Salary,” in 2014 we determined not to make increases in base salary from 2013 levels in light of the overall performance of our business. In addition, the Compensation Committee may choose to set compensation based on factors other than external data and company performance, including individual responsibilities, potential and achievement. The Compensation Committee believes that its 2014 decisions supported the objectives of Cott’s compensation program.

Long-Term versus Currently-Paid Compensation

Currently-paid compensation to our named executive officers includes base salaries, which are paid periodically throughout the fiscal year, annual cash performance bonuses based on performance targets proposed by management and approved by the Compensation Committee, which are awarded after the end of the fiscal year, and limited perquisites and personal benefits, which are paid consistent with our policies in appropriate circumstances. Our named executive officers historically have been eligible to participate in our long-term equity incentive plans, including the Amended and Restated Cott Corporation Equity Incentive Plan (the “Amended and Restated Equity Plan”). The Amended and Restated Equity Plan provides the Compensation Committee and management with the flexibility to design compensatory awards responsive to Cott’s business needs and goals. Awards under the Amended and Restated Equity Plan may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or stock payments. As of January 3, 2015, other than outstanding equity awards under the Amended and Restated Equity Plan and the Restated 1986 Common Share Option Plan (the “1986 Option Plan”), there were no equity awards outstanding. The 1986 Option Plan was terminated in 2011. Outstanding awards under the 1986 Option Plan will continue in accordance with the terms of the 1986 Option Plan until exercised, forfeited or terminated, as applicable. The Amended and Restated Equity Plan and the 1986 Option Plan are described in more detail under the heading “Equity Compensation Plan Information” on page 48 of this proxy circular. Our executive officers may also participate in our 401(k) Plan, which is available to all employees in the United States, except for certain union employees.

The compensation structure for our named executive officers is intended to balance the need of these executives for current income with the need to create long-term incentives that are directly tied to achievement of our operational targets and growth in shareowner value. For our Chief Executive Officer, the Compensation Committee reviews peer group and survey data and recommends to the board of directors the terms of his compensation arrangements. The board reviews the recommendation and, if acceptable, approves such arrangements. Our Chief Executive Officer and Corporate Human Resources Vice President review peer group and survey data and recommend to the Compensation Committee the terms of the compensation arrangements for direct reports. The Compensation Committee reviews those recommendations and, if acceptable, approves them.

With respect to long-term incentive awards in 2014, our named executive officers, other than the DSS CEO, received a combination of performance-based restricted share units (37.5%), time-based restricted share units (25%) and stock options (37.5%) under the Amended and Restated Equity Plan. All of these restricted share units and stock options cliff vest at the end of fiscal 2016, with the performance-based restricted share units vesting at the end of fiscal 2016 based on the achievement of a specific level of cumulative pre-tax income during the three-year period ending at the end of fiscal 2016. After the closing of our acquisition of DSS, the DSS CEO received a grant of performance-based restricted share units, which vests based upon the achievement of a specific level of DSS EBITDA, DSS revenue and net cooler rental activity (weighted 60%, 20% and 20%, respectively) over the three-year period ending at the end of fiscal 2017. The Compensation Committee selected a three-year performance period for awards made in 2014 based upon input received from Cook regarding the time period utilized with respect to similar awards made by Cott’s peer group companies, as well as the Compensation Committee’s belief that a three-year measurement period reinforces the link between incentives and long-term Company performance. The Compensation Committee determined to award the combination of equity described above following a review of peer group and survey data. We believe that these equity awards incentivize our named executive officers, align the interests of our named executive officers with those of our shareowners, and encourage executive retention. For grants in 2015, our named executive officers, other than the DSS CEO, received the same types and relative percentages of equity awards as were awarded in 2014.

The Compensation Committee has recommended, and the board of directors has approved, subject to TSX and shareowner approval, the terms of an Amendment to the Amended and Restated Equity Plan, pursuant to which the Amended and Restated Equity Plan will be amended to, among other things, increase the number of shares that may be issued under the Amended and Restated Equity Plan from 12,000,000 shares to 20,000,000 shares. Further discussion of the terms of the Amendment to the Amended and Restated Equity Plan appears under the heading “Approval of Amendment to Amended and Restated Cott Corporation Equity Incentive Plan” on page 65 of this proxy circular.

Compensation Components

For 2014, the principal compensation components for Cott’s named executive officers consisted of the following:

Component	Objective
Base salary	Fixed pay that takes into account an individual’s role and responsibilities, experience, expertise, and individual performance, and compensates named executive officers for services rendered during the fiscal year.

Cash performance bonuses	Performance-based compensation that is paid to reward attainment of annual corporate and individual performance targets.

Long-term equity incentive awards	Equity compensation that reinforces the link between incentives and long-term Company performance, incentivizes our named executive officers, aligns the interests of our named executive officers with those of our shareowners, and encourages executive retention.

Retirement benefits	Retirement benefits that provide the opportunity for financial security in retirement consistent with programs for our broad-based employee population.

Limited perquisites and benefits	Limited perquisites and benefits that effectively facilitate job performance, including an annual executive physical examination and a car allowance.

Base Salary

We provide named executive officers and other employees with base salary, paid over the course of the year, to compensate them for services rendered during the fiscal year. Base salary is determined by an annual assessment of a number of factors, including position and responsibilities, experience, individual job performance relative to responsibilities, impact on development and achievement of our business strategy, and competitive market factors for comparable talent in the peer group. However, the board of directors and the Compensation Committee retain discretion in setting the compensation for our Chief Executive Officer and the direct reports, respectively, and as a result, base salary for these executives may differ from that of comparable executives in the peer group.

In 2014, the Compensation Committee recommended, and the board of directors approved, that the base salary for our Chief Executive Officer should remain consistent with his 2013 base salary. Similarly, upon the recommendation of our Chief Executive Officer and our Corporate Human Resources Vice President, the Compensation Committee determined that the base salaries for our other named executive officers (other than the DSS CEO) should remain consistent with their respective 2013 base salaries. In making such determinations, the board and the Compensation Committee considered our ongoing efforts to reduce operating expenses due to challenging market conditions, as well as our financial position and our role as a low-cost producer of beverages. The 2014 base salary for the DSS CEO was approved by the board of directors of DSS prior to our acquisition of DSS.

In 2014, base salaries for all of our named executive officers, except the DSS CEO, were at the low end of the market median range. Base salary for our named executive officers in 2014 is shown in the Summary Compensation Table, under the heading “Salary” on page 36 of this proxy circular.

The Compensation Committee considered achievement of individual performance goals, a review of peer group and survey data, the results of Cott’s performance and input from Cook, and determined to increase the base salaries for 2015 for our Chief Financial Officer, Vice President, General Counsel and Secretary and President- North America business unit, and recommended to the board of directors an increase to the base salary for 2015 for our Chief Executive Officer, which the board approved. See below under “Named Executive Officer Employment Agreements” on page 37 of this proxy circular.

Performance Bonuses

General

The Compensation Committee believes that some portion of overall cash compensation for named executive officers should be performance-based, that is, contingent on successful achievement of corporate and individual targets. To that end, and depending on our financial and operating performance, the Compensation Committee may approve performance-based bonuses. The addition of performance bonuses in these situations more closely aligns a named executive officer’s overall compensation with his or her individual performance and the profitability of the business unit for which he or she is accountable.

Eligibility for performance bonuses is set forth in a named executive officer’s employment offer letter, and is based on market competitiveness, the impact of the executive’s role within Cott, and the executive’s long-term contributions. Any changes to the target bonus levels set forth in the employment offer letter for our Chief Executive Officer are recommended by the Compensation Committee and determined by the board of directors. Any changes to the target bonus levels set forth in the employment offer letters for the direct reports are reviewed and approved by the Compensation Committee. The targets related to performance-based bonuses are reviewed and approved by the Compensation Committee. The Compensation Committee believes that this bonus arrangement presents executives with clear, quantified targets that will focus them on strategic issues and align management’s interests with those of our long-term shareowners in the sustained growth of shareowner value.

At the end of each fiscal year, an individual performance review is conducted for each named executive officer. If an individual performance review results in a rating below acceptable levels for the relevant period, all or a portion of the performance bonus may be withheld, even if corporate targets were met. During the performance review for our Chief Executive Officer and for his direct reports, the Compensation Committee determines whether the individual performance targets were met. Our board of directors retains the discretion to make adjustments to the performance bonus for our Chief Executive Officer, and the Compensation Committee retains the discretion to make adjustments to the performance bonuses for the direct reports.

Additionally, discretionary bonuses may be paid to named executive officers, and two such bonuses were paid in 2014. The Chief Executive Officer recommended, and the Compensation Committee approved, recognition bonuses in connection with the acquisition of DSS in the amount of $75,000 each to our Chief Financial Officer and to our Vice President, General Counsel and Secretary. While discretionary bonuses may be paid in appropriate circumstances, no named executive officer has a guaranteed right to a discretionary bonus as a substitute for a performance-based bonus in the event that performance targets are not met.

Company Performance Targets

Performance bonus eligibility in 2014 was determined based in part on achieving corporate targets and in part on achieving individual targets. In 2014, 70% of the performance bonus of our named executive officers, other than the DSS CEO, was calculated based on Cott achieving a specified level of EBITDA (as defined below), 15% of the performance bonus was based on Cott achieving a specified level of operating free cash flow (as defined below) and 15% of the performance bonus was based on Cott achieving a specified level of revenue. The performance bonus for the DSS CEO was calculated based on DSS achieving specified levels of EBITDA and net cooler rental activity, weighted 70% and 30%, respectively.

For performance bonus purposes, (i) “EBITDA” is GAAP earnings before interest, taxes, depreciation, and amortization, (ii) “operating free cash flow” is GAAP net cash provided by operating activities, less capital expenditures, and (iii) “net cooler rental activity” is net new cooler rental customers, or total cooler rental customer additions for the year less total cooler rental customers who terminated service in the year. The metrics utilized for performance bonus purposes may be adjusted to exclude the impact of certain items as approved by the Compensation Committee, and as a result, they may not correspond to the reported measures used in Cott’s other disclosures or filings.

The business unit in which an individual is employed determines the bonus pool from which he or she is eligible to receive a performance bonus payment and the metrics applicable for the payment of the bonus. There were five company-wide major bonus pools designated at the start of 2014: North America, United Kingdom, Mexico, RCI and Corporate. Following the acquisition of DSS, the Compensation Committee established a sixth bonus pool with respect to bonuses payable to DSS employees, including the DSS CEO, for the 2014 fiscal year, on terms consistent with the DSS annual cash incentive program in place prior to the acquisition. All of our named executive officers, other than the President of our North America Business Unit and the DSS CEO, participated in the Corporate bonus pool in 2014. The President of our North America Business Unit participated in the North America bonus pool and the DSS CEO participated in the DSS bonus pool.

The metrics described above closely correspond with the performance of our business, and the Compensation Committee therefore viewed them as appropriate performance targets for measuring the achievement by our named executive officers of Cott’s business goals. Once the corporate performance targets were achieved, the individual performance of the named executive officer was considered, and if expectations for his or her role had been met, the executive was paid a bonus in full. A bonus could have been withheld in whole or in part if the executive did not meet expectations for his or her role. No bonus or portion of a bonus was withheld in 2014.

Performance bonuses in 2014 had a “threshold” level, a base “target” level and an “outperform” level. Performance bonuses may be paid if the actual result for each metric, other than EBITDA, is less than the applicable “threshold” level. If the actual results for the EBITDA metric are below the “threshold” level, no performance bonuses will be paid, subject to the discretion of the board of directors and the Compensation Committee to modify the performance bonus of our Chief Executive Officer and his direct reports, respectively, based on achievement of individual performance targets. Management generally recommends the performance criteria targets at the beginning of each year to the Compensation Committee for review and approval. For 2014, our named executive officers, other than the DSS CEO, could earn a performance bonus of up to a maximum level of 200% of the target bonus amount based on achievement of goals in excess of the “outperform” level, and the DSS CEO could earn a performance bonus of up to a maximum level of 118% of the target bonus amount based on achievement of goals in excess of the “outperform” level. In the Corporate, North America and DSS bonus pools, the target bonus awards for 2014 for our named executive officers varied between 75% and 100% of annual base salary.

The Compensation Committee believes that setting an achievable goal is important in motivating our employees appropriately and in constructing a pay package that allows us to compete successfully in the market for talented employees. The following chart sets forth the “threshold,” “target” and “outperform” performance targets established by the Compensation Committee in February 2014 for the Corporate and North America bonus pools, the performance targets established by the compensation committee of DSS at the beginning of 2014 (which our Compensation Committee determined after our acquisition of DSS were appropriate for purposes of performance bonuses for the DSS bonus pool), and the actual results achieved for those bonus pools.

2014 Performance Bonus Program

Targets applicable to named executive officers ($ in millions)

	Corporate Pool (enterprise level)			North America Unit Pool (operating unit level)			DSS Unit Pool (operating unit level)
	EBITDA $	Operating Free Cash Flow $	Revenue $	EBITDA $	Operating Free Cash Flow $	Revenue $	EBITDA $		Net Cooler Rental Activity #
“Threshold”	136.8	62.3	1,906.0	138.8	104.0	1,346.7	169.1		32,000
“Target”	178.6	77.9	2,006.3	163.9	129.9	1,417.6	181.8		40,200
“Outperform”	229.6	93.5	2,146.7	216.6	155.9	1,516.8	200.0		47,436
Actual	166.4	90.3	2,011.7	153.4	136.1	1,411.2	—	(1)	29,583

(1)	Actual EBITDA for DSS was less than the “threshold” performance level specified above.

These metrics are interpolated on a straight-line basis between the “threshold,” “target,” and “outperform” performance levels, resulting in a payout percentage for each metric. The relative weighting for each metric as set forth in the chart below is applied to the payout percentages, and the results are aggregated, resulting in a bonus payout as a percentage of the target award. This percentage is then applied to the target bonus amount to determine the amount of a named executive officer’s bonus, subject to the discretion of the board of directors and the Compensation Committee to modify the performance bonus.

The following chart sets forth the calculation of the bonus payouts as a percentage of target award opportunities for the Corporate, North America and DSS bonus pools.

2014 Performance Bonus Program

Calculation of bonus payout as a percent target award

	Corporate Pool (enterprise level)			North America Unit Pool (operating unit level)			DSS Unit Pool (operating unit level)
	EBITDA 70%	Operating Free Cash Flow 15%	Revenue 15%	EBITDA 70%	Operating Free Cash Flow 15%	Revenue 15%	EBITDA 70%	Net Cooler Rental Activity 30%
% Payout (Per Metric)	85.4%	179.5%	103.9%	79.0%	123.8%	95.5%	—	—
% Payout—Weighted (Per Metric)	59.8%	26.9%	15.6%	55.3%	18.6%	14.3%	—	—

Bonus Payout % Target Award	102.3%			88.2%			—

As noted above, actual results, when weighted as described above, resulted in a bonus payout of 88.2% of target award opportunity for the President of our North America Business Unit, and a bonus payout of 102.3% of target award opportunity for the other named executive officers. The DSS CEO did not receive a performance bonus, as actual 2014 EBITDA results were below the “threshold” target established for 2014 for the DSS bonus pool.

The Compensation Committee has determined to continue the same structure of corporate and individual performance metrics for 2015.

Individual Performance Targets

During 2014, we used individual performance targets for named executive officers in two ways. First, the Compensation Committee could have reduced or modified a performance bonus based on a named executive officer’s achievement of or failure to achieve individual performance targets. The Compensation Committee determined that our named executive officers met their respective individual performance targets and, as a result, no reductions would be made to performance bonuses. Second, the Compensation Committee made salary adjustment decisions with respect to a named executive officer at the end of the year based in part upon achievement of individual performance targets, as discussed above under the heading “Compensation Components—Base Salary” on page 25 of this proxy circular. The targets set for 2014 varied by business unit and the named executive officer’s function within Cott. The individual targets for the Chief Executive Officer were approved by the Compensation Committee and the individual targets for the other named executive officers, other than the DSS CEO, were approved by the Chief Executive Officer. The individual targets for the DSS CEO were approved by the compensation committee of DSS prior to our acquisition of DSS and were determined to be appropriate targets by our Compensation Committee following the acquisition of DSS. The targets were set to reflect the executive’s role in ongoing and planned business initiatives and were designed to closely correlate with our business plan for 2014. In setting specific target levels, a variety of factors were considered, including our areas of focus for the year, our relationships with customers and suppliers, and general economic conditions. A description of the individual 2014 performance targets applicable to our named executive officers is set out below:

Chief Executive Officer:

•	Develop strategic and operational initiatives for long-term growth of Cott;

•	Achieve specific financial and operational targets; and

•	Continue to build a strong leadership team to drive Cott’s strategic and operational initiatives.

Chief Financial Officer:

•	Implement strategic and operational initiatives for long-term growth of Cott; and

•	Continue to build a strong finance team to drive Cott’s strategic and operational initiatives.

DSS CEO:

•	Deliver certain operational and financial targets;

•	Continue to develop the senior leadership in the business unit; and

•	Implement operational initiatives for long-term growth of the DSS business.

President of our North America Business Unit:

•	Deliver certain operational and financial targets;

•	Continue to develop the senior leadership in the business unit; and

•	Implement operational initiatives for long-term growth of the North America Business Unit.

Vice President, General Counsel and Secretary:

•	Develop and oversee legal support function for implementation of strategic and operational initiatives for long-term growth of Cott;

•	Reduce outside counsel legal fees by managing in-house legal review and reducing litigation life cycle; and

•	Resolve certain litigation matters in a cost effective manner.

The individual performance targets are set in order to accomplish two objectives. First, the targets represent management’s and the Compensation Committee’s goals for Cott’s performance over time, based on market factors, customer relationships, commodity costs and other operational considerations that we weigh in preparing internal forecasts. Second, they provide executives with meaningful objectives, directly related to their job function, that motivate him or her to positively contribute to our success.

Long-Term Incentive Plans

In 2014, our senior-level employees were eligible to participate in our Amended and Restated Equity Plan. There is no set formula for the granting of awards to individual executives or employees under the Amended and Restated Equity Plan. Generally, we use a methodology to determine award size based on benchmarking against our peer group and the industry in general, among other factors. The Amended and Restated Equity Plan provides the Compensation Committee and management with the flexibility to design compensatory awards responsive to Cott’s needs. Awards under the Amended and Restated Equity Plan may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or stock payments.

In 2014, our named executive officers, other than the DSS CEO, received a combination of performance-based restricted share units (37.5%), time-based restricted share units (25%), and stock options (37.5%). All of these restricted share units and stock options cliff vest at the end of fiscal 2016, with the performance-based restricted share units vesting at the end of fiscal 2016 based on the achievement of a specific level of cumulative pre-tax income during the three-year period ending at the end of fiscal 2016. In connection with our acquisition of DSS, the DSS CEO received a grant of performance-based restricted share units, which vests based upon the achievement of a specific level of DSS EBITDA, DSS revenue and net cooler rental activity (weighted 60%, 20% and 20%, respectively) over the three-year period ending at the end of fiscal 2017. For performance-based restricted share unit purposes, (i) “pre-tax income” is GAAP income before income taxes, (ii) “DSS EBITDA” is GAAP DSS earnings before interest, taxes, depreciation, and amortization attributable to DSS, and (iii) “net cooler rental activity” is net new cooler rental customers, or total cooler rental customer additions for the year less total cooler rental customers who terminated service in the year. The metrics used for performance-based equity awards may be adjusted to exclude the impact of certain items, as approved by the Compensation Committee, and as a result, they may not correspond to similarly titled reported measures used in Cott’s other disclosures or filings. The Compensation Committee selected a three-year performance period based upon input received from Cook regarding the time period utilized with respect to similar awards made by Cott’s peer group companies, as well as the Compensation Committee’s belief that a three-year measurement period reinforces the link between incentives and long-term Company performance. The Compensation Committee determined to award this combination of equity to the named executive officers following a review of peer group and survey data. We believe that these equity awards incentivize our named executive officers, align the interests of our named executive officers with those of our shareowners, and encourage executive retention. For grants in 2015, our named executive officers other than the DSS CEO, received the same types and relative percentages of equity awards as were awarded in 2014.

The performance-based restricted share units granted in 2012 were granted with a pre-tax income target of $133.7 million and variable vesting based on the level of pre-tax income actually achieved, as follows:

Achievement	Pre-Tax Income Threshold	Percentage of Performance Units Vested
125% of Target or greater	$167.1 million or greater	125%
100% of Target	$133.7 million	100%
70% of Target	$93.6 million	40%
Less than 70% of Target	Less than $93.6 million	0%
Actual	$128.1 million	92%

As noted above, our actual cumulative pre-tax income during the three-year period ending at the end of fiscal 2014 was $128.1 million, and as a result, the percentage of performance-based restricted share units that vested in February 2015 was 92%.

Retirement Benefits

In 2014, as part of our cost-reduction efforts, we continued to limit executive benefits to those specifically granted pursuant to employment agreements (as discussed in the narrative following the Summary Compensation Table and below). Our named executive officers are eligible to participate in our 401(k) Plan, which is open to all employees in the United States except certain union employees. Employees are eligible to join this plan the first day of the month following 90 days of employment. Employees can contribute up to 90% of their eligible earnings. In 2014, as part of our ongoing efforts to reduce operating expenses due to challenging market conditions, we determined to suspend matching contributions under our 401(k) plan.

Perquisites and Other Personal Benefits

We provide our named executive officers with limited perquisites and other personal benefits that are not otherwise available to all of our employees, including an annual executive physical examination and a car allowance. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers to ensure that they are appropriately limited and effectively facilitate job performance. Perquisites and personal benefits are taken into account as part of the total compensation to executive officers.

Perquisites and other personal benefits for our named executive officers are set forth in the Summary Compensation Table, under the heading “All Other Compensation” and related footnotes on page 36 of this proxy circular.

Severance Arrangements

We have arrangements with our named executive officers to provide for payment and other benefits if such executive’s employment is terminated under certain circumstances. We have entered into such arrangements in order to discourage these executives from voluntarily terminating their employment with us in order to accept other employment opportunities, and to provide assurances to these executives that they will be compensated if terminated by us without cause. The specific arrangements for each officer may differ, depending on the terms of the officer’s employment agreement or whether such officer participates in one of our severance plans.

Severance Plan

As of the last day of fiscal 2014, each of our named executive officers, other than the DSS CEO, participated in the Cott Corporation Severance and Non-Competition Plan (the “Severance Plan”), which we implemented in 2009. Subject to certain exceptions, the Severance Plan defines the entitlements for these executives upon a qualified termination of employment and replaces all previous termination and severance entitlements to which they may have been entitled. The Severance Plan and entitlements under such plan are described in more detail under the heading “Potential Payments Upon Termination or Change of Control—Severance Plan” on page 44 of this proxy circular.

Other Severance Payments

The DSS CEO does not participate in a severance plan. His entitlements under a qualified termination of employment as of such date were governed by his employment letter agreement. The terms of this arrangement are described in more detail under the heading “Potential Payments Upon Termination or Change of Control—Payments to Other Named Executive Officers” on page 46 of this proxy circular.

Treatment of Equity Awards upon Termination or Change of Control

Our Amended and Restated Equity Plan (see “Equity Compensation Plan Information” on page 48 of this proxy circular) contains provisions triggered by a change of control of Cott, thus providing assurances to our named executive officers and employees that their equity investment in Cott will not be lost in the event of the sale, liquidation, dissolution or other change of control of Cott. These terms provide for the acceleration of equity awards in limited circumstances, namely, when the awards (1) are not continued, assumed, or replaced by the surviving or successor entity or (2) are so assumed, but where a named executive officer or employee is involuntarily terminated for reasons other than Cause, or terminates his or her employment for Good Reason (as such capitalized terms are defined in the Amended and Restated Equity Plan), within two years after the change of control. Our 1986 Option Plan also has provisions that are triggered by a change of control, but because all awards under the 1986 Option Plan have vested, a change of control would not affect awards under the 1986 Option Plan.

Additionally, our Amended and Restated Equity Plan contains provisions triggered when a named executive officer or employee retires, is terminated without Cause or resigns with Good Reason. These terms provide that, upon such a retirement, termination or resignation, a pro rata portion of the award, calculated based on the individual’s actual employment period relative to the applicable performance or restriction period, will vest at each subsequent vesting date.

A more detailed discussion of payments in connection with a termination or change of control is set forth under “Potential Payments Upon Termination or Change of Control” on page 42 of this proxy circular.

Share Ownership Guidelines

The board of directors has established minimum share ownership requirements for the Chief Executive Officer, Chief Financial Officer, all other executive officers, and certain other employees. Under these requirements, the Chief Executive Officer must own common shares having a minimum aggregate value equal to four times his annual base salary. The Chief Financial Officer must own common shares having a minimum aggregate value equal to two times his annual base salary. Direct reports must own common shares having a minimum aggregate value equal to one and a half times his or her annual base salary. The Compensation Committee or the board of directors may, from time to time, reevaluate and revise these guidelines to give effect to changes in Cott’s common share price, capitalization, or changes in the base salary or the title of the above mentioned persons.

The value of shares owned by each of the above persons necessary to maintain compliance with the guidelines is recalculated on a semi-annual basis based on June 30 and December 31 of each year. Compliance with the requirements is measured by the General Counsel on December 31 of each year and reported to the Compensation Committee. Individuals are expected to monitor their own compliance throughout the year. Individuals subject to the guidelines are not required to attain the minimum ownership level by a particular deadline; however, until the guideline amount is achieved, they are required to retain an amount equal to 100% of net shares received as equity compensation. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted shares, restricted share units, performance shares, performance share units or the exercise of stock options or stock appreciation rights. Shares purchased on the open market may be sold in compliance with Cott’s policies and applicable securities laws. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such persons. These requirements are designed to ensure that the economic interests of senior management correlate with the value of our stock and are thus closely aligned with the interests of Cott’s shareowners.

Insider Trading Restrictions and Policy Against Hedging

Our insider trading policy prohibits directors, officers, employees and consultants of Cott and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such person is aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information.

Trades by directors, executive officers and certain other employees are prohibited during certain prescribed blackout periods and are required to be pre-cleared by our Vice President, General Counsel and Secretary, subject to limited exceptions for approved Rule 10b5-1 plans. This policy prohibits directors, officers, employees and consultants of Cott from engaging in “short sales” with respect to our securities, trading in put or call options, or engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to our securities. This policy also prohibits employees and directors, including the named executive officers, from holding Cott securities in a margin account or pledging Cott securities as collateral for a loan.

Policy Regarding Clawback of Incentive Compensation

Our board of directors has adopted a clawback policy that allows the board to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required accounting restatement of a financial statement of Cott, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws of the United States. The clawback policy is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

We believe that the clawback policy is sufficiently broad to reduce the potential risk that an executive officer would intentionally misstate results in order to benefit under an incentive program and provides a right of recovery in the event that an executive officer took actions that in hindsight, should not have been rewarded.

Risk Management Considerations

The Compensation Committee believes that Cott’s performance-based cash bonus and long-term incentive plans provide incentives for our executives and other employees to create long-term shareowner value. Several elements of the program are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk:

•

The base salary portion of compensation is designed to provide a steady income regardless of Cott’s performance so that executives do not feel pressured to focus on achievement of certain performance goals at the expense of other aspects of Cott’s business.

•

The performance goals used to determine the amount of an executive’s bonus are measures that the Compensation Committee believes drive long-term shareowner value. The Compensation Committee attempts to set ranges for these measures that promote success without encouraging excessive risk-taking to achieve short-term results.

•

The measures used to determine whether performance-based restricted share units vest are based on performance over a three-year period. The Compensation Committee believes that the three-year measurement period reinforces the link between incentives and long-term Company performance, and the performance cycles overlap to reduce any incentive to maximize performance in a particular period at the expense of another.

•

Cash bonuses are capped (118% of target for the DSS CEO and 200% of target for our other named executive officers). Similarly, vesting for performance-based restricted share units is capped (200% of target for grants to the DSS CEO and 125% of target for grants to our other named executive officers).

•

The equity awarded to our named executive officers, other than the DSS CEO, is a mix of performance-based restricted share units, time-based restricted share units and stock options. The Compensation Committee believes that this mix avoids having a relatively high percentage of compensation tied to one element, and that the time-based restricted share units and stock options should reduce risky behavior because these awards are designed to retain employees and because they are earned over time.

•	Compensation is balanced between short-term and long-term compensation, creating diverse time horizons.

•

The Compensation Committee believes that linking performance and the corresponding payout factor mitigates risk by avoiding situations where a relatively small amount of increased performance results in a relatively high corresponding amount of increased compensation.

•	Named executive officers are required to hold a certain amount of Cott shares, which aligns their interests with those of our shareowners.

•	We have implemented accounting policies and internal controls over the measurement and calculation of performance goals.

•

We have implemented the clawback policy described above, which is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

•	We have a “no-hedging” policy that prohibits employees from engaging in any hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to Cott securities.

•

We have a policy prohibiting employees from engaging in any short-term, speculative transactions involving Cott securities, including purchasing securities on margin, engaging in short sales, buying or selling put or call options, and trading in options.

•	We have a policy prohibiting employees from holding Cott securities in a margin account or pledging Cott securities as collateral for a loan.

•

The Compensation Committee approves our short-term and long-term incentive compensation programs, which mitigates risk by empowering a group of independent directors with substantial experience and expertise.

•

The Compensation Committee has engaged an outside, independent compensation consultant who is knowledgeable regarding various compensation policies and their associated risks and is free from any conflict of interest.

The Compensation Committee has reviewed Cott’s compensation policies and practices for its employees and determined that the risks arising from those policies and practices are not reasonably likely to have a material adverse effect on Cott.

Tax and Accounting Implications

When determining amounts of long-term incentive grants to executives and employees, the Compensation Committee considers the accounting cost associated with the grants. Under FASB ASC Topic 718, “Share-based Payments,” grants of equity-classified awards result in compensation expense for Cott. The Compensation Committee considers the accounting and tax treatment accorded to equity awards and takes steps to ensure that any issues are addressed by management; however, such treatment has not been a significant factor in establishing Cott’s compensation programs or in the decisions of the Compensation Committee concerning the amount or type of equity award.

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which includes potential limitations on the deductibility of compensation in excess of $1 million paid to our Chief Executive Officer and three other most highly compensated executive officers (other than our principal financial officer) serving on the last day of the year. Our Amended and Restated Equity Plan is intended to provide for the deductibility of payments under Cott’s annual performance bonus plan and with respect to stock options and performance-based restricted share units, whenever possible. We generally intend to continue to take the necessary actions to maintain the deductibility of compensation resulting from these types of awards. In contrast, time-based restricted share units generally do not qualify as “performance-based compensation” under

Section 162(m). Therefore, the vesting of time-based restricted share units in some cases could result in a loss of tax deductibility of compensation. While we view preserving tax deductibility as an important objective, we believe the primary purpose of our compensation program is to support our strategy and the long-term interests of our shareowners. In specific instances we have authorized and in the future may authorize compensation arrangements that are not fully tax deductible but that promote other important objectives of Cott and of our executive compensation program.

Summary Compensation Table

Name and Principal Position	Year		Salary ($)	Bonus ($)		Stock Awards(1) ($)		Option/ SAR Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)		All Other Compensation ($)		Total ($)
Jerry Fowden	2014		800,000	—		1,375,000		825,000	818,400		17,638	(4)	3,836,038
Chief Executive Officer (PEO)	2013		796,923	—		1,137,500		682,500	480,000		23,247		3,120,170
	2012		800,000	—		1,000,000		600,000	1,032,000		19,231		3,451,231

Jay Wells	2014		350,000	75,000	(5)	337,500		202,500	268,538		13,500	(6)	1,247,038
Chief Financial Officer (PFO)	2013		348,654	65,000		286,719		172,031	157,500		13,500		1,043,404
	2012	(7)	275,961	60,000		273,438		164,063	265,821		260,644		1,299,928

Thomas Harrington	2014	(7)(8)	28,846	—		5,000,000	(9)	—	—	(10)	—		5,028,846
Chief Executive Officer—DS Services of America, Inc.

Steven Kitching	2014		380,000	—		250,000		150,000	251,370		85,485	(11)	1,116,855
President—North America Business Unit	2013	(7)	363,601	—		425,000		255,000	133,000		74,256		1,250,857

Marni Morgan Poe	2014		331,632	75,000	(5)	265,625		159,375	254,445		14,477	(12)	1,100,554
Vice President, General Counsel and Secretary	2013		330,357	—		224,750		135,650	149,234		13,500		853,491
	2012		331,632	—		186,543		111,926	320,854		19,125		970,080

(1)	Stock awards made in 2014 were time-based and performance-based restricted share units granted under the Amended and Restated Equity Plan. The amounts reported in this column for 2014 reflect the aggregate grant date fair values for time-based and performance-based restricted share units computed in accordance with FASB ASC Topic 718 (“ASC 718”), excluding the effect of estimated forfeitures. The assumptions used for the valuations are set forth in Note 8 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended January 3, 2015. The grant date fair values of awards granted in 2014 subject to performance conditions were as follows: Mr. Fowden: $825,000; Mr. Wells: $202,500; Mr. Harrington: $5,000,000; Mr. Kitching: $150,000; and Ms. Poe: $159,375. Assuming achievement of the highest level of performance for these awards, the grant date fair values of awards subject to performance conditions would have been as follows: Mr. Fowden: $1,031,250; Mr. Wells: $253,125; Mr. Harrington: $10,000,000; Mr. Kitching: $187,500; and Ms. Poe: $199,219.

(2)	The values of option awards reflect the grant date fair values, as computed in accordance with ASC 718. The assumptions used for the valuations are set forth in Note 7 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 29, 2012, in Note 7 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 28, 2013, and in Note 8 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended January 3, 2015.

(3)	The amounts under the Non-Equity Incentive Plan Compensation column reflect amounts earned under Cott’s annual performance bonus plan.

(4)	Includes car allowance of $16,000 and $1,638 for an annual medical exam.

(5)	Represents a discretionary bonus awarded in connection with the acquisition of DSS.

(6)	Represents a car allowance.

(7)	Certain named executive officers did not serve a full year because they became an executive officer of Cott during the fiscal year.

(8)	Mr. Harrington became an executive officer of Cott upon consummation of the acquisition of DSS on December 12, 2014.

(9)	Represents the grant of performance-based restricted share units for the performance period 2015-2017. See below under “Named Executive Officer Employment Agreements” on page 37 of this proxy circular.

(10)	Mr. Harrington did not receive a performance bonus, as actual 2014 EBITDA results were below the “threshold” target established for 2014 for the DSS bonus pool.

(11)	Includes car allowance of $13,500, $1,985 for an annual medical exam, and $70,000 in relocation expenses.

(12)	Includes car allowance of $12,202 and $988 for an annual medical exam.

Named Executive Officer Employment Agreements

Each of our named executive officers has a written employment agreement or offer letter setting forth the material terms of his or her employment. Under these employment agreements or offer letters, these executives receive annual base salaries at rates not less than the amounts reported in the Summary Compensation Table for 2014, which may be adjusted from time to time. Each of these agreements provides for:

•	eligibility to earn bonuses based upon the achievement of agreed-upon criteria established from time to time by the Compensation Committee; and

•	customary allowances and limited perquisites.

Each of the named executive officers employed by Cott as of the end of 2014 participates in both short-term and long-term incentive programs provided by us. The level of participation is determined by the Compensation Committee and varies by named executive officer. Each of our named executive officers is bound by restrictive covenants that generally limit their ability to compete with us in any countries in which we conduct business. They have also agreed to non-solicitation and nondisparagement covenants. These limitations continue during the term of employment and for a period of time following termination (regardless of the cause of the termination).

Potential severance payments in the event of termination or change of control of Cott for each named executive officer, as applicable, are described more particularly below under the heading “Potential Payments Upon Termination or Change of Control” on page 42 of this proxy circular.

Jerry Fowden Employment Agreement

In February 2009, we entered into an employment letter agreement with Jerry Fowden to serve as our Chief Executive Officer. The agreement has an indefinite term and provides for an annual base salary, which was increased to $800,000 in 2012 (and which will increase to $875,000 on July 1, 2015), and a car allowance. Mr. Fowden is eligible to participate in our annual performance bonus plan, and since 2011 his annual bonus target has been 100% of his base salary.

Mr. Fowden is also eligible to participate in all of our long-term incentive plans made available from time to time to our senior executives at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Mr. Fowden under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2014” Table on page 39 of this proxy circular.

Mr. Fowden participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of one year following termination, regardless of the cause of the termination.

Jay Wells Employment Agreement

In January 2012, we entered into an offer letter agreement with Jay Wells to serve as our Chief Financial Officer. The agreement has an indefinite term and provides for an annual base salary, which was increased to $392,000 effective January 1, 2015, and a car allowance. Mr. Wells received a long-term incentive award equal to $437,500, an inducement bonus in the amount of $60,000 payable on March 20, 2012, and an inducement bonus in the amount of $65,000 payable on March 20, 2013. Mr. Wells is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 75% of his base salary.

Mr. Wells is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Mr. Wells under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2014” Table on page 39 of this proxy circular.

Mr. Wells participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of nine months following termination, regardless of the cause of the termination.

Thomas Harrington Employment Agreement

On December 16, 2014, we entered into an amended and restated employment agreement with Thomas Harrington, which amended and restated his prior employment agreement with DSS, to serve as the Chief Executive Officer of DSS. The agreement has an indefinite term and provides for an annual base salary of $750,000 and a car allowance. Under the terms of his employment agreement, Mr. Harrington received a grant of performance-based restricted share units with a grant date fair value of $5,000,000, which vests based upon the achievement of a specific level of DSS EBITDA (weighted 60%), DSS revenue (weighted 20%) and net cooler rental activity (weighted 20%) over the three-year period ending at the end of fiscal 2017. Mr. Harrington is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 100% of his base salary.

Mr. Harrington is also eligible to participate in benefit plans made available to DSS employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Mr. Harrington under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2014” Table on page 39 of this proxy circular.

Mr. Harrington is subject to a restrictive covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of twelve months following termination, regardless of the cause of the termination.

Steven Kitching Employment Agreement

In February 2013, we entered into an offer letter agreement with Steven Kitching to serve as our President—North America Business Unit. The agreement has an indefinite term and provides for an annual base salary of $380,000, which will increase to $399,000 on July 1, 2015, and a car allowance. Under the terms of his offer letter agreement, Mr. Kitching received a long-term incentive award equal to 100% of his base salary, as well as a one-time long-term incentive award in the amount of $300,000. Mr. Kitching is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 75% of his base salary.

Mr. Kitching is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Mr. Kitching under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2014” Table on page 39 of this proxy circular.

Mr. Kitching participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of nine months following termination, regardless of the cause of the termination.

Marni Morgan Poe Employment Agreement

In January 2010, we entered into an offer letter agreement with Marni Morgan Poe to serve as our Vice President, General Counsel. The agreement has an indefinite term and provides for an annual base salary, which was increased to $353,188 effective January 1, 2015, and a car allowance. Ms. Poe is eligible to participate in our annual performance bonus plan, and since 2012 her annual bonus target has been 75% of her base salary.

Ms. Poe is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Ms. Poe under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2014” Table on page 39 of this proxy circular.

Ms. Poe participates in the Severance Plan, pursuant to which she is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of her employment, regardless of the cause of the termination. She is also subject to a non-competition covenant that generally limits her ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of six months following termination, regardless of the cause of the termination.

Grants of Plan-Based Awards in Fiscal 2014

The following table sets forth information with respect to performance-based restricted share units, time-based restricted share units and stock options granted under the Amended and Restated Equity Plan during the year ended January 3, 2015 to each of our named executive officers, as well as the range of possible cash payouts to each of our named executive officers under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2014.

Name	Grant Date	Board Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards and Options(5) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jerry Fowden	—	—	400,000	800,000	1,600,000	—	—	—	—	—	—	—
	2/13/2014	2/10/2014	—	—	—	41,250	103,125	128,906	—	—	—	825,000
	2/13/2014	2/10/2014	—	—	—	—	—	—	68,750	—	—	550,000
	2/13/2014	2/10/2014	—	—	—	—	—	—	—	214,844	8.00	1,718,752
Jay Wells	—	—	131,250	262,500	525,000	—	—	—	—	—	—	—
	2/13/2014	2/10/2014	—	—	—	10,125	25,313	31,641	—	—	—	202,504
	2/13/2014	2/10/2014	—	—	—	—	—	—	16,875	—	—	135,000
	2/13/2014	2/10/2014	—	—	—	—	—	—	—	52,734	8.00	421,872
Thomas Harrington	12/16/2014	12/2/2014	—	—	—	196,851	787,402	1,574,804	—	—	—	5,000,000
Steven Kitching	—	—	142,500	285,000	570,000	—	—	—	—	—	—	—
	2/13/2014	2/10/2014	—	—	—	7,500	18,750	23,438	—	—	—	150,000
	2/13/2014	2/10/2014	—	—	—	—	—	—	12,500	—	—	100,000
	2/13/2014	2/10/2014	—	—	—	—	—	—	—	39,063	8.00	312,504
Marni Morgan Poe	—	—	124,362	248,724	497,448	—	—	—	—	—	—	—
	2/13/2014	2/10/2014	—	—	—	7,969	19,922	24,903	—	—	—	159,376
	2/13/2014	2/10/2014	—	—	—	—	—	—	13,281	—	—	106,248
	2/13/2014	2/10/2014	—	—	—	—	—	—	—	41,504	8.00	332,032

(1)	The amounts in these columns show the range of possible cash payouts under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2014. Mr. Harrington participated in the DSS bonus pool, and did not receive a performance bonus, as actual 2014 EBITDA results were below the “threshold” target established for 2014 for the DSS bonus pool. With respect to our other named executive officers, amounts reported in these columns are calculated solely based on EBITDA, operating free cash flow, and revenue targets, and assume no adjustment to bonus levels based on achievement of individual performance targets. For additional information related to the annual cash incentive awards including performance goals, measures and weighting, see the “Compensation Discussion and Analysis” section of this proxy circular.

(2)

The amounts in these columns represent performance-based restricted share unit awards. The performance-based restricted share unit awards granted to Mr. Harrington vest based on the achievement of a level of DSS EBITDA, DSS revenue and net cooler rental activity (weighted 60%, 20% and 20%, respectively) over the three-year period ending at the end of fiscal 2017. The amount listed in the

“Threshold” column for Mr. Harrington’s grant reflects the total number of shares that would be issued at the end of the three year performance period if 93% of each of the applicable “target” levels is achieved. Mr. Harrington’s award requires that, in order for any amount to be payable, the DSS EBITDA target must be achieved at a minimum of 93% regardless of the achievement of the other two variables. Once actual DSS EBITDA reaches 93% of the target level, it and the other variables are included in the calculation, and the overall achievement percentage is adjusted upward or downward on a straight-line interpolation according to the relative weights of the component variables. The share amounts included in the “Target” column for Mr. Harrington’s grant reflect the total number of shares that would be issued at the end of the three-year performance period if 100% of each target level is achieved. The share amounts included in the “Maximum” column for Mr. Harrington’s grant reflect the total number of shares that would be issued at the end of the three-year performance period if 200% of each target level is achieved. The performance-based restricted share unit awards granted to our other named executive officers vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on December 29, 2013 and ending on the last day of our 2016 fiscal year. The amounts included in the “Threshold” column for grants to our other named executive officers reflect the total number of shares that would be issued at the end of the three-year performance period if 70% of the “target” pre-tax income level is achieved. The amounts included in the “Target” column for grants to our other named executive officers reflect the total number of shares that would be issued at the end of the three-year performance period if 100% of the “target” pre-tax income level is achieved. The amounts included in the “Maximum” column for grants to our other named executive officers reflect the total number of shares that would be issued at the end of the three-year performance period if 125% of the “target” pre-tax income level is achieved.

(3)	The amounts in this column represent grants of time-based restricted share units. Time-based restricted share units granted in 2014 vest on the last day of our 2016 fiscal year.

(4)	The amounts in this column represent grants of stock options. Stock options granted in 2014 vest on the last day of our 2016 fiscal year.

(5)	The “Grant Date Fair Value of Stock Awards” column shows the full grant date fair values of the stock options and performance- and time-based restricted share units granted in fiscal 2014. The grant date fair values of the awards are determined under ASC 718 and represent the amounts we would expense in our financial statements over the vesting schedule for the awards. In accordance with SEC rules, the amounts in this column reflect the actual ASC 718 accounting cost without reduction for estimates of forfeitures related to service-based vesting conditions. The assumptions used for determining values are set forth in Note 8 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended January 3, 2015. The amounts reflect our accounting for these grants and do not correspond to the actual values that may be realized by the named executive officers.

Outstanding Equity Awards at 2014 Fiscal Year End

The following table sets forth information with respect to equity awards outstanding at January 3, 2015 for each of our named executive officers.

	OPTION AWARDS							STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Type of Award	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Jerry Fowden	—		214,844	(2)	8.00	2/13/2024	—	—		—
	—		166,463	(3)	9.29	5/2/2023	—	—		—
	148,515	(4)	—		6.58	2/21/2022	—	—		—
	—		—		—	—	Performance-Based RSU	103,125	(5)	721,875
	—		—		—	—	Time-Based RSU	68,750	(6)	481,250
	—		—		—	—	Performance-Based RSU	73,466	(7)	514,262
	—		—		—	—	Time-Based RSU	48,977	(8)	342,839
Jay Wells	—		52,734	(2)	8.00	2/13/2024	—	—		—
	—		41,959	(3)	9.29	5/2/2023	—	—		—
	40,610	(4)	—		6.58	2/21/2022	—	—		—
	—		—		—	—	Performance-Based RSU	25,313	(5)	177,191
	—		—		—	—	Time-Based RSU	16,875	(6)	118,125
	—		—		—	—	Performance-Based RSU	18,518	(7)	129,626
	—		—		—	—	Time-Based RSU	12,345	(8)	86,415
Thomas Harrington	—		—		—	—	Performance-Based RSU	787,402	(9)	5,511,814
Steven Kitching	—		39,063	(2)	8.00	2/13/2024	—	—		—
	—		62,195	(3)	9.29	5/2/2023	—	—		—
	26,875	(4)	—		6.58	2/21/2022	—	—		—
	—		—		—	—	Performance-Based RSU	18,750	(5)	131,250
	—		—		—	—	Time-Based RSU	12,500	(6)	87,500
	—		—		—	—	Performance-Based RSU	27,449	(7)	192,143
	—		—		—	—	Time-Based RSU	18,299	(8)	128,093
Marni Morgan Poe	—		41,504	(2)	8.00	2/13/2024	—	—		—
	—		32,598	(3)	9.29	5/2/2023	—	—		—
	27,704	(4)	—		6.58	2/21/2022	—	—		—
	—		—		—	—	Performance-Based RSU	19,922	(5)	139,454
	—		—		—	—	Time-Based RSU	13,281	(6)	92,967
	—		—		—	—	Performance-Based RSU	14,386	(7)	100,702
	—		—		—	—	Time-Based RSU	9,591	(8)	67,137

(1)	The market value shown has been calculated based on the closing price of our common shares on the NYSE as of January 3, 2015 ($7.00), the last business day of our 2014 fiscal year.

(2)	This amount represents stock options granted in 2014 that vest on the last day of our 2016 fiscal year, assuming continued employment through such date.

(3)	This amount represents stock options granted in 2013 that vest on the last day of our 2015 fiscal year, assuming continued employment through such date.

(4)	This amount represents stock options granted in 2012 that vested on the last day of our 2014 fiscal year.

(5)	This amount represents performance-based restricted share units granted in 2014. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on December 29, 2013 and ending on the last day of our 2016 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during the period beginning on December 29, 2013 and ending on the last day of our 2016 fiscal year. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Cott achieves 100% of the “target” pre-tax income level.

(6)	This amount represents time-based restricted share units granted in 2014. The time-based restricted share units vest on the last day of our 2016 fiscal year, assuming continued employment through such date.

(7)

This amount represents performance-based restricted share units granted in 2013. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on January 1, 2013 and ending on the last day of our 2015 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during the period beginning on January 1, 2013 and ending on the last day of our 2015 fiscal year. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Cott achieves 100% of the “target” pre-tax income level.

(8)	This amount represents time-based restricted share units granted in 2013. The time-based restricted share units vest on the last day of our 2015 fiscal year, assuming continued employment through such date.

(9)	This amount represents performance-based restricted share units granted in 2014, which vest based upon the achievement of a specific level of DSS EBITDA (weighted 60%), DSS revenue (weighted 20%) and net cooler rental activity (weighted 20%) over the three-year period ending at the end of fiscal 2017.

Option Exercises and Stock Vested In Fiscal 2014

The following table sets forth information with respect to option exercises and stock awards vesting during 2014 for each of our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Jerry Fowden	—	—	144,680	1,088,261
Jay Wells	—	—	39,561	297,572
Thomas Harrington	—	—	—	—
Steven Kitching	—	—	26,181	196,930
Marni Morgan Poe	—	—	26,989	203,007

(1)	This amount represents time-based restricted share units and performance-based restricted share units granted in 2012. The time-based restricted share units vested on the last day of our 2014 fiscal year, and the performance-based restricted share units vested in February 2015 upon certification by the Compensation Committee that the pre-tax income target with respect to such awards was achieved at the 92% level.

(2)	With respect to time-based restricted share units, the value realized on vesting has been calculated by utilizing the close price of our common shares on the NYSE as of January 3, 2015 ($7.00), the last business day of our 2014 fiscal year. With respect to performance-based restricted share units, the value realized on vesting has been calculated by utilizing the close price of our common shares on the NYSE as of February 17, 2015 ($7.90), the date the Compensation Committee certified that the pre-tax income target with respect to such awards was achieved at the 92% level.

Potential Payments Upon Termination or Change of Control

Amended and Restated Equity Plan

Under the Amended and Restated Equity Plan, in the event of a Change of Control, the surviving or successor entity may continue, assume or replace awards outstanding as of the date of the Change of Control. If (1) such awards are continued, assumed, or replaced by the surviving or successor entity, and within two years after the Change of Control a grantee experiences an involuntary termination of employment for reasons other than Cause, or terminates his or her employment for Good Reason, or (2) such awards are not continued, assumed or replaced by the surviving or successor entity, then (i) outstanding options and stock appreciation rights issued to a participant that are not yet fully exercisable will immediately become exercisable in full and will remain exercisable in accordance with their terms, (ii) all unvested restricted shares, restricted share units, performance shares and performance units will become immediately fully vested and non-forfeitable; and (iii) any performance objectives applicable to awards will be deemed to have been satisfied at the “target” level of performance specified in connection with the applicable award. Additionally, the Compensation Committee may terminate some or all of such outstanding awards, in whole or in part, as of the effective time of the Change of Control in exchange for payments to the holders as provided in the Amended and Restated Equity Plan.

The Amended and Restated Equity Plan defines “Change of Control” as (i) the consummation of a consolidation, merger, amalgamation, or other similar corporate reorganization of Cott with or into any other corporation whereby the voting shareholders of Cott immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation, or any acquisition or similar transaction or series of transactions whereby any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Cott, any entity controlled by Cott, or any employee benefit plan sponsored by Cott or an entity that is controlled by Cott), is or becomes, including pursuant to a tender or exchange offer for Cott common shares, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Cott representing 50% or more of the combined voting power of Cott’s then outstanding securities; (ii) the consummation of a sale by Cott of all or substantially all of Cott’s assets; (iii) the date upon which individuals who, on the effective date of the Amended and Restated Equity Plan constitute Cott’s board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the board, provided that any person becoming a director subsequent to the effective date of the Amended and Restated Equity Plan whose appointment, election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the board (either by a specific vote or by approval of the proxy statement of Cott in which such person is named as a nominee for director, without objection to such nomination) shall also be deemed to be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Cott as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the board shall be deemed to be an Incumbent Director; or (iv) a proposal by or with respect to Cott being made in connection with a liquidation, dissolution or winding-up of Cott. The Amended and Restated Equity Plan defines “Cause” and “Good Reason” the same way as the Severance Plan described on page 44 of this proxy circular.

If a Change of Control had occurred on January 3, 2015 and either (1) the surviving or successor entity continued, assumed or replaced awards and within two years after the Change of Control, a named executive officer was involuntarily terminated for reasons other than Cause, or terminated his or her employment for Good Reason, or (2) the surviving or successor entity did not continue, assume or replace awards outstanding as of such date, and the Compensation Committee had not in either case elected to terminate some or all of such outstanding awards in exchange for payments to the holders as provided in the Amended and Restated Equity Plan, the unvested awards granted to our named executive officers would have vested on an accelerated basis as set forth below:

Amended and Restated Equity Plan	Accelerated Vesting ($)(1)
Jerry Fowden	3,225,467
Jay Wells	805,070
Thomas Harrington	5,511,814
Steven Kitching	974,351
Marni Morgan Poe	628,446

(1)	Includes the value, based on the closing price of our common shares on the NYSE as of January 3, 2015 ($7.00), the last business day of our 2014 fiscal year, of common shares issuable pursuant to (i) time-based restricted share units granted in 2013 and 2014, and (ii) performance-based restricted share units granted in 2013 and 2014, assuming the performance objectives applicable to such awards were satisfied at the “target” level of performance. Stock options granted in 2013 and in 2014 are not included herein, as the exercise price of such stock options ($9.29 and $8.00, respectively) exceeded the closing price of our common shares on the NYSE as of January 3, 2015 ($7.00).

These amounts are included in the applicable “Accelerated Vesting” column in the tables under the heading “Payments under the Severance Plan” on page 45 of this proxy circular.

Additionally, in the case of a grantee’s termination without Cause or resignation with Good Reason, the number of restricted share units or stock options to be deemed earned by a grantee is equal to the pro rata number of restricted share units or stock options that he or she would have earned on the vesting date had he or she been continuously employed through such vesting date, as calculated by reference to the portion of the applicable restriction period or performance period during which the grantee was actually employed.

Assuming the employment of our named executive officers had been terminated on January 3, 2015 by Cott without Cause or by the named executive officers for Good Reason, they would have been entitled to the following:

Amended and Restated Equity Plan	Pro Rata Equity Awards ($)(1)
Jerry Fowden	972,442
Jay Wells	242,466
Thomas Harrington	—
Steven Kitching	286,407
Marni Morgan Poe	189,366

(1)	Includes the value, based on the closing price of our common shares on the NYSE as of January 3, 2015 ($7.00), the last business day of our 2014 fiscal year, of common shares issuable pursuant to: (i) time-based restricted share granted in 2013 and 2014, and (ii) performance-based restricted share units granted in 2013 and 2014. Because the performance periods for the performance-based restricted share units granted to our named executive officers in 2013 and 2014 have not yet been completed, the number of common shares issuable pursuant to performance-based restricted share units that such named executive officers would have been entitled to on January 3, 2015 cannot be determined. As a result, this column includes the value of such performance-based restricted share units on a pro rata basis, assuming achievement of the performance goals at “target” and a share value equal to the closing price of our common shares on the NYSE as of January 3, 2015 ($7.00). Stock options granted in 2013 and 2014 are not included herein, as the exercise price of such stock options ($9.29 and $8.00, respectively) exceeded such closing price.

These amounts are included in the applicable “Pro Rata Equity Awards” column in the tables under the headings “Payments under the Severance Plan” on page 45 of this proxy circular and “Payments to Other Named Executive Officers” on page 46 of this proxy circular.

Severance Plan

In February 2009, we commenced the Severance Plan. As of January 3, 2015, each of our named executive officers, other than Mr. Harrington, participated in such plan. The triggering events for any severance payments under the Severance Plan are designed to discourage executive officers from voluntarily terminating their employment with us in order to accept other employment opportunities. The triggering events also provide assurances to the executive officers that they will be compensated if terminated by us without Cause. The Severance Plan defines the entitlements for these executives upon a qualified termination of employment and replaces all previous termination and severance entitlements to which they may have been entitled.

The Compensation Committee determines which employees participate in the Severance Plan. Each participant is assigned to one of three groups, which correspond to severance multiples as follows: Level 1 Employees–1 times; Level 2 Employees–0.75 times; Level 3 Employees–0.50 times. Mr. Fowden is a Level 1 employee, Messrs. Wells and Kitching are Level 2 employees, and Ms. Poe is a Level 3 employee.

The	Severance Plan defines “Cause” to mean:

(i)	the willful failure of the participant to properly carry out the participant’s duties and responsibilities or to adhere to the policies of Cott after written notice by Cott of the failure to do so, and such failure remaining uncorrected following an opportunity for the participant to correct the failure within ten (10) days of the receipt of such notice;

(ii)	theft, fraud, dishonesty or misappropriation by the participant, or the gross negligence or willful misconduct by the participant, involving the property, business or affairs of Cott, or in the carrying out of his duties, including, without limitation, any breach by the participant of the representations, warranties and covenants contained in the participant’s employment agreement or restrictive covenants set out in the Severance Plan;

(iii)	the participant’s conviction of or plea of guilty to a criminal offense that involves fraud, dishonesty, theft or violence;

(iv)	the participant’s breach of a fiduciary duty owed to Cott; or

(v)	the participant’s refusal to follow the lawful written reasonable and good faith direction of the board of directors.

The Severance Plan defines “Good Reason” to include any of the following:

(i)	a material diminution in the participant’s title or duties or assignment to the participant of materially inconsistent duties;

(ii)	a reduction in the participant’s then current annual base salary or target bonus opportunity as a percentage of annual base salary, unless such reduction in target bonus opportunity is made applicable to all participants serving in substantially the same capacity as participant;

(iii)	relocation of the participant’s principal place of employment to a location that is more than 50 miles away from his principal place of employment on the date upon which he became a participant, unless such relocation is effected at the request of the participant or with his approval;

(iv)	a material breach by Cott of any provisions of the Severance Plan, or any employment agreement to which the participant and Cott are parties, after written notice by the participant of the breach and such failure remaining uncorrected following an opportunity for Cott to correct such failure within ten (10) days of the receipt of such notice; or

(v)	the failure of Cott to obtain the assumption in writing of its obligation to perform the Severance Plan by any successor to all or substantially all of the business or assets of Cott within fifteen (15) days after a merger, consolidation, sale or similar transaction.

If a participant’s employment is terminated by us without Cause or by the participant for Good Reason, he will receive a cash payment of an amount equal to the participant’s total annual base salary and average bonus (based on the actual bonus paid for the previous two years) for the year in which the termination takes place multiplied by his severance multiple, less applicable withholdings. The terminated participant would also be paid accrued salary and vacation through the date of termination, less applicable withholdings. In addition, the terminated participant would receive accelerated vesting of rights under our equity incentive plans and would continue to receive benefits under our benefit plans for the number of years equal to the severance multiple, where we may do so legally and in accordance with the applicable benefit plans in effect from time to time.

Level 1 Employees receive gross-up payments in the event excise tax is imposed. Payments to Level 2 or 3 Employees who would otherwise be subject to excise tax are reduced, or cut back, to an amount that will result in no portion of the payments being subject to the excise tax. The 280G excise tax and gross-up is an estimated amount assuming an effective individual income tax rate of 40%. This amount is determined on the basis that the amount subject to excise tax would not be decreased by amounts attributable to reasonable compensation for services before the change of control.

Participants whose employment terminates for Cause, or by voluntary resignation (other than for Good Reason), death, or disability are not entitled to benefits under the Severance Plan.

Participants in the Severance Plan agree to non-competition and non-solicitation provisions that continue beyond termination for the number of years equal to the applicable severance multiple, regardless of the cause of termination. Participants agree to execute a general release of claims against us in return for payments under the Severance Plan, and, except in the case of Mr. Fowden, the Severance Plan supersedes applicable provisions of each participant’s prior employment agreement.

Payments under the Severance Plan

As of January 3, 2015, each of our named executive officers, other than Mr. Harrington, participated in the Severance Plan. Under the Severance Plan, if their employment is terminated by Cott without Cause or by the executive for Good Reason, such executive would receive a cash payment equal to the sum of his or her annual base salary and bonus (based generally on his or her average bonus for the previous two years) times a severance multiple. Mr. Fowden’s employment agreement provides that he would receive a pro rata bonus for the year of termination based on the actual bonus he would have received had he been employed through the end of the year. Mr. Fowden’s severance multiple is 1.0, except that under the terms of his employment letter agreement if a termination occurs in connection with a change of control, his severance multiple would be 1.5. A change of control is defined in his employment letter agreement as a takeover, consolidation, merger, amalgamation, sale of all or substantially all assets or a similar transaction involving Cott.

Assuming his or her employment had been terminated on January 3, 2015 by Cott without Cause or by the executive for Good Reason, the applicable named executive officers would have been entitled to the following:

	Cash Severance ($)	Non Equity Incentive Plan Payment ($)	Medical Continuation ($)	Pro Rata Equity Awards ($)	Total ($)
Jerry Fowden	800,000	594,750	11,051	972,442	2,378,243
Jay Wells	262,500	183,120	941	242,466	689,027
Steven Kitching	285,000	137,905	941	286,407	710,253
Marni Morgan Poe	165,816	117,522	—	189,366	472,704

Assuming his or her employment had been terminated in connection with a Change of Control on January 3, 2015, the applicable named executive officers would have been entitled to the following:

	Cash Severance ($)	Non Equity Incentive Plan Payment ($)	Medical Continuation ($)	Accelerated Vesting ($)	Total ($)
Jerry Fowden	1,200,000	892,125	16,908	3,225,467	5,334,500
Jay Wells	262,500	183,120	941	805,070	1,251,631
Steven Kitching	285,000	137,905	941	974,351	1,398,197
Marni Morgan Poe	165,816	117,522	—	628,446	911,784

Payments to Other Named Executive Officers

Mr. Harrington does not participate in the Severance Plan. Mr. Harrington’s employment agreement, dated December 16, 2014, provides that if his employment is terminated by Cott without Cause or by Mr. Harrington for Good Reason (each as defined therein), he would be entitled to receive a cash payment in an amount equal to the sum of his then-current annual base salary and the most recently paid annual bonus, payable within 60 days of such termination, as well as an amount equal to his estimated COBRA premiums for medical, dental, and vision coverage for a twelve-month period. Assuming his employment had been terminated on January 3, 2015 by Cott without Cause or by Mr. Harrington for Good Reason, he would have been entitled to the following cash payments:

	Cash Payments ($)	Pro Rata Equity Awards ($)	Total ($)
Thomas Harrington	961,362	—	961,362

Termination by Cott for Cause; Resignation by the Executive Officer other than for Good Reason

We are not obligated to make any cash payment or benefit to any of our executive officers if the executive officer’s employment is terminated by us for Cause or if the executive officer resigns for other than Good Reason (each as defined in applicable employment or severance arrangements), other than the payment of unpaid salary and accrued and unused vacation pay.

Termination because of Death or Disability

Upon an executive officer’s death or disability, we pay accrued salary and a prorated target bonus to the executive officer or the executive officer’s estate (except in the case of Mr. Harrington, who would receive any unpaid bonus for the year preceding his death or disability at the time such bonuses are generally paid to other employees). Upon an executive officer’s death, a pro rata portion of any restricted shares, restricted share units, performance shares or performance units granted to such executive officer under the Amended and Restated Equity Plan vest and are paid, in the case of performance shares or units, upon certification by the Compensation Committee of the achievement of the results for the applicable performance period, and in the case of restricted shares or restricted share units, following the executive officer’s death. We provide executive-level life, short-term disability, and long-term care benefits to our executive officers that are not also available to our employees generally. Amounts in respect of such benefits are disclosed in the Summary Compensation Table on page 36 of this proxy circular.

THE HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT

The Human Resources and Compensation Committee of Cott’s board of directors (collectively, the “Compensation Committee”) has submitted the following report for inclusion in this proxy circular:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy circular with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy circular and incorporated into Cott’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015 for filing with the SEC and with all applicable Canadian securities authorities.

The foregoing report is provided by the following directors, who constitute the Compensation Committee:

ANDREW PROZES, CHAIR

BETTY JANE HESS

MARIO PILOZZI

February  17, 2015

EQUITY COMPENSATION PLAN INFORMATION

Set out below is information about the Amended and Restated Equity Plan and the 1986 Option Plan, the only plans with awards outstanding as of January 3, 2015. In early 2011 the board of directors determined to terminate the 1986 Option Plan and certain of our other equity compensation plans. Options issued to participants under the 1986 Option Plan will continue to become exercisable, terminate and be forfeited in accordance with the terms of the 1986 Option Plan. The Amended and Restated Equity Plan and the 1986 Option Plan generally require us to issue shares that would be dilutive to our shareowners.

Plan Category	Number of Common Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)			Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareowners
Amended and Restated Equity Plan(1)	3,259,453	(2)	US$	8.05	(3)	3,745,262	(4)
Equity compensation plans not approved by shareowners
Restated Cott Corporation 1986 Common Share Option Plan, as amended(5)	75,000		CDN$	3.50	(6)	0
Total	3,334,453		US$	7.74	(7)	3,745,262

(1)	The Amended and Restated Equity Plan was approved by shareowners on April 30, 2013.

(2)

Represents 663,551 shares pursuant to time-based restricted share units, 1,781,928 shares pursuant to performance-based restricted share units, and 813,974 shares pursuant to stock options granted (and not vested, exercised, forfeited or cancelled, as applicable) under the Amended and Restated Equity Plan. If any of the shares to be issued pursuant to time-based restricted share units, performance-based restricted share units, or stock options are forfeited, expired, or are cancelled or settled without the issuance of shares, they will return to the pool of shares available for issuance under the Amended and Restated Equity Plan. On February 17, 2015, the Compensation Committee approved the grant of equity incentive awards to certain employees of the Company. As of March 16, 2015, there were 3,060,092 shares to be issued upon the vesting or exercise of outstanding time-based restricted share units, performance-based restricted share units and stock options under the Amended and Restated Equity Plan.

(3)	Represents the weighted-average exercise price of stock options granted under the Amended and Restated Equity Plan.

(4)	Represents the number of shares available for future issuance under shareowner approved equity compensation plans. Based on the share counting methodology provided for in the Amended and Restated Equity Plan, shares issued under the plan will be applied to reduce the maximum number of shares remaining available for issuance under the plan; provided that the total number of shares available for issuance will be reduced 2.0 shares for each share issued pursuant to “full value” awards made after April 30, 2013. “Full value” awards include any awards other than options or stock appreciation rights. As of January 3, 2015, there were 2,470,780 full value awards that were issued after April 30, 2013, which reduce the shares available for future issuance under the Amended and Restated Equity Plan by 4,941,560. “Full value” awards that lapse or are forfeited are returned to the pool at the same 2.0 multiple at which they were debited. On February 17, 2015, the Compensation Committee approved the grant of equity incentive awards to certain employees of the Company. As of March 16, 2015, approximately 3,689,884 shares remained available for issuance under the Amended and Restated Equity Plan.

(5)	As the 1986 Option Plan was adopted prior to our initial public offering, it was not approved by shareowners. Subsequent amendments to the plan that required shareowner approval have been approved by shareowners. The 1986 Option Plan is administered in Canadian dollars.

(6)	Represents the weighted-average exercise price of outstanding options granted under the 1986 Option Plan.

(7)	Represents the weighted-average exercise price of outstanding options granted under the Amended and Restated Equity Plan and the 1986 Option Plan. The option prices for options granted under the 1986 Option Plan were converted to U.S. dollars at a conversion rate of 0.8568, which is the Canadian to U.S. conversion rate for January 3, 2015 listed on OANDA.com.

Amended and Restated Equity Plan

The Amended and Restated Equity Plan is administered by the Compensation Committee or any other board committee as may be designated by the board from time to time. The Amended and Restated Equity Plan provides the Compensation Committee flexibility to design compensatory awards that are responsive to Cott’s needs. Subject to the terms of the Amended and Restated Equity Plan and applicable statutory and regulatory requirements, the Compensation Committee has the discretion to determine the persons to whom awards will be granted under the plan, the nature and extent of such awards, the times when awards will be granted, the duration of each award, and the restrictions and other conditions to which payment or vesting of awards may be subject.

The Amended and Restated Equity Plan is described in more detail as part of a proposal being submitted to our shareowners as part of this proxy circular. The Compensation Committee has recommended, and the board of directors has approved, subject to TSX and shareowner approval, the terms of an Amendment to the Amended and Restated Equity Plan, pursuant to which the Amended and Restated Equity Plan will be amended to, among other things, increase the number of shares that may be issued under the Amended and Restated Equity Plan from 12,000,000 shares to 20,000,000 shares. Further discussion of the terms of the Amendment to the Amended and Restated Equity Plan appears under the heading “Approval of Amendment to Amended and Restated Cott Corporation Equity Incentive Plan” on page 65 of this proxy circular.

Restated 1986 Common Share Option Plan

After the adoption of the 2010 Equity Incentive Plan, the board determined that the 1986 Option Plan was no longer needed and terminated the 1986 Option Plan, effective February 23, 2011. Outstanding options will continue in accordance with the terms of the 1986 Option Plan plans until exercised, forfeited or terminated, as applicable. Future awards are expected to be governed by the terms of our Amended and Restated Equity Plan, as it may be amended. The following description of the 1986 Option Plan is provided because options to purchase Cott shares remain outstanding under it notwithstanding its termination.

Prior to its termination, the 1986 Option Plan was administered by the Compensation Committee. Subject to certain limitations, the Compensation Committee had discretion to determine eligibility for participation in the 1986 Option Plan, the number of common shares for which options were granted, the date of grant of option awards and the vesting period for each option. The exercise price of options was the fair market value of our common shares based on the closing price on the TSX the day before the grant. Upon ceasing to serve as an employee or director of Cott, options held by such employee or director are generally forfeited if not exercised within 60 days.

Options held by our non-employee directors vest immediately and are reflected in footnote 3 to the table under the heading “Compensation of Directors” on page 12 of this proxy circular.

DIRECTORS’ AND OFFICERS’ INSURANCE

We provide insurance for the benefit of our directors and officers against certain liabilities that may be incurred by them in their capacity as directors and officers, as specified in the policy. The current annual policy limit is $75,000,000. We are reimbursed for amounts paid to indemnify directors and officers, subject to a deductible of $750,000 for securities claims and a deductible of $500,000 for all other claims. The deductible is our responsibility. There is no applicable deductible if we are unable to indemnify. The annual premium, which is currently $748,820, is paid by us.

Under the terms of our by-laws and agreements with each of our directors, we indemnify our directors and officers against certain liabilities incurred by them in their capacity as directors and officers to the extent permitted by law.

CORPORATE GOVERNANCE

Board and Management Roles

The board of directors has explicitly assumed responsibility for the stewardship of Cott, including:

•	the adoption of a strategic planning process;

•	the identification of the principal risks for Cott and the implementation of appropriate risk management systems;

•	succession planning and monitoring of senior management;

•	ensuring that we have in place a communications policy to enable us to communicate effectively and in a timely manner with our shareowners, other stakeholders and the public generally; and

•	the integrity of our internal control and management information systems.

All decisions materially affecting Cott, our business and operations, including long-term strategic and operational planning, must be approved by the board prior to implementation. Each year, management presents a strategic plan to the board for review and approval.

To assist in discharging its responsibilities effectively, the board has established three committees: the Audit Committee, the Corporate Governance Committee and the Compensation Committee. The roles of the committees as part of our governance process are outlined below, and their charters may be viewed on our website at www.cott.com. Each committee has the authority to retain special legal, accounting or other advisors.

Allocation of Responsibility between the Board and Management

The board has adopted a written mandate, the text of which is set out in Appendix E. The business and affairs of Cott are managed by or under the supervision of the board in accordance with all applicable laws and regulatory requirements. The board is responsible for providing direction and oversight, approving our strategic direction and overseeing the performance of our business and management. Management is responsible for presenting strategic plans to the board for review and approval and for implementing our strategic direction. The board has approved a job description for the Chief Executive Officer, which specifically outlines the responsibilities of this position. One of these responsibilities is to prepare, on behalf of management, a written statement of management’s objectives, plans and standards of performance. This report is reviewed and approved annually by both the Compensation Committee and the entire board. Additionally, we have established a lead independent director role and position descriptions for the chairman of the board and for each committee chair.

Board Oversight of Risk

Pursuant to the written mandate, management is responsible for day-to-day risk management and is responsible for implementing the risk management strategy for Cott. Risk oversight is a responsibility of the full board that is administered by the Audit Committee pursuant to the Audit Committee Charter. The Audit Committee discusses with management our guidelines and policies with respect to risk assessment, risk management, and major strategic, financial and operational risk exposures such as fraud, environmental, competitive and regulatory risks, and the steps management has taken to monitor and control any exposure resulting from such risks.

The Audit Committee regularly reports to the board on the risks to Cott. Additionally, management from time to time reports to the board on the risks to Cott. Adjustments to the initiatives undertaken in connection with the risk assessment process may be made as a result of such reports. We believe that the board oversight and involvement in risk assessment provides effective oversight of Cott’s enterprise risks.

Board’s Expectations of Management

The board expects management to:

•

produce timely, complete and accurate information on our operations and business and on any other specific matter that may, in management’s opinion, have material consequences for us, our shareowners and other stakeholders;

•

act on a timely basis and make appropriate decisions with regard to our operations, in accordance with all the relevant requirements and obligations and in compliance with our policies, with a view to increasing shareowner value;

•	apply a rigorous budget process and closely monitor our financial performance in terms of the annual budget approved by the board;

•	develop and implement a strategic plan in light of trends in the market; and

•	promote high ethical standards and practices in conducting our business.

Board Leadership

Our board is composed of 11 directors, 10 of whom are independent. Mr. David Gibbons is the Chairman of our board. Mr. Rosenfeld serves as our Lead Independent Director. The only nominee for director who is not independent is Mr. Fowden, our Chief Executive Officer. See “Certain Relationships and Related Transactions” on page 15 of this proxy circular for further discussion of the board’s determinations as to independence.

Cott has a separate Chairman of the board and Chief Executive Officer. The board feels that separating the role of Chairman and Chief Executive Officer is in the best interests of shareowners at this time. This structure ensures a greater role for independent directors in the oversight of Cott and active participation by the independent directors in establishing priorities and procedures for the work of the board. The board believes that its leadership structure has not been affected by the board’s administration of the risk oversight function.

For each regular board meeting and most special meetings the Chairman establishes the agenda. Each member of the board may suggest items for the agenda and may also raise at any meeting subjects that are not on the agenda for that meeting.

The board believes that it is beneficial to designate a Lead Independent Director, and our Corporate Governance Guidelines require it whenever the Chairman is not independent. While David Gibbons was serving as Interim Chief Executive Officer in 2008 and early 2009, Mr. Rosenfeld became Lead Independent Director. The board determined to continue this arrangement even after Mr. Gibbons ceased to serve as Interim Chief Executive Officer and became independent Chairman. The Lead Independent Director acts in a supportive capacity to the Chairman and acts as Chairman in the event the Chairman is unavailable.

The board conducts an annual evaluation to determine whether it and its committees are functioning effectively, which includes an evaluation of whether the current leadership structure continues to be optimal for Cott and its shareowners. The board conducted this evaluation for 2014 and determined not to make changes to the leadership structure.

Shareowner Communications

We seek to maintain a transparent and accessible exchange of information with all of our shareowners and other stakeholders with regard to our business and performance, subject to the requirements of all applicable laws and any other limitations of a legal or contractual nature. In addition to our timely and continuous disclosure obligations under applicable law, we regularly distribute information to our shareowners and the investment community through conferences, webcasts made available to the public and press releases. Shareowners and other interested parties are invited to communicate with one or more of our directors, including the Chairman, the Lead Independent Director or with our non-management directors as a group, by sending a letter to the attention of the directors, or any one of them, c/o Cott Corporation, 5519 West Idlewild Avenue, Tampa, Florida, U.S.A. 33634 or by sending an e-mail to Cottboard@cott.com. The letter or e-mail should indicate that you are a Cott shareowner or your other interest in Cott. Unless the letter or e-mail contains unsolicited advertising material, it will be forwarded to the director or directors to whom it is addressed (or, if it is not directed toward a specific director, to our Chairman).

Composition of the Board

Our articles of amalgamation permit a minimum of three and a maximum of 15 directors. The size of the board is currently set at 11 members, a number that the board considers to be adequate given our size and the nature of our shareowner constituency.

Board members are encouraged to attend each annual meeting of shareowners. All of our directors attended the 2014 annual meeting in person.

Directors are elected, on an individual basis and in accordance with our Majority Voting and Director Resignation Policy, for a term of one year. The board of directors does not currently impose, nor does it believe that it should establish, term limits on its directors, as such limits may cause the loss of experience and expertise important to the optimal operation of the board of directors. The annual self-evaluation and board assessment process referred to below under “Corporate Governance Committee” will be an important determinant for board tenure. The board has adopted a mandatory retirement policy for directors, which provides that no director may stand for election or re-election to the board of directors after the director has reached the age of 75. A director that turns 75 during his or her term, however, may serve out the remainder of that term.

We are proud to be an equal opportunity and affirmative action employer. It is our goal to have a work force that reasonably reflects the diversity of qualified talent that is available in relevant labor markets. We seek to recruit, develop and retain the most talented people from a diverse candidate pool.

As described in our Code of Conduct and Ethics, we base employment decisions, including selection, development and compensation decisions, on an individual’s qualifications, skills and performance. We do not base these decisions on personal characteristics or status, such as race, color, sex, pregnancy, national origin, citizenship, religion, age, disability, veteran status, sexual orientation, gender identity, marital status, and/or genetic information. We are fully committed to equal employment opportunity and compliance with the letter and spirit of the full range of fair employment practices and non-discrimination laws in the countries in which we do business.

Recommendations concerning director nominees are, foremost, based on merit and performance. However, diversity, including gender diversity, is taken into consideration, as it is beneficial that a diversity of backgrounds, views and experiences be present at the board and management levels. In its evaluation of a potential member of the board of directors, the Corporate Governance Committee will give consideration to (i) what skills and competencies the board of directors should possess, (ii) what skills and competencies each director currently possesses and (iii) what skills and competencies the potential nominee will bring. This process is designed to ensure that the board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. The board of directors, taking into consideration the recommendations of the Corporate Governance Committee, will be responsible for selecting the nominees for election to the board of directors, for appointing directors to fill vacancies, and determining whether a nominee or appointee is independent.

There is currently one woman on the board (i.e., 10%) and one in an executive officer position at Cott (i.e., 11%).

We have not adopted a written policy relating to the identification and nomination of women directors or executive officers as the board does not believe that quotas, strict rules or targets set forth in a formal written policy will necessarily result in the identification or selection of the best director and executive officer candidates. However, the level of representation of women has been, and will continue to be, considered by Cott, the board and the Corporate Governance Committee in the identification and nomination of directors and the making of executive officer appointments.

The board is mindful of the benefit of diversity on the board and management of Cott and the need to maximize the effectiveness of the board and management and their respective decision-making abilities. Accordingly, in searches for new directors and executive officers, the Corporate Governance Committee will consider the level of female representation and diversity on the board and management and this will be one of several factors used in its search process. This will be achieved through continuously monitoring the level of female representation on the board and in senior management positions and, where appropriate, recruiting qualified female candidates as part of our overall recruitment and selection process to fill board or senior management positions, as the need arises, through vacancies, growth or otherwise.

Independence of the Board

The only nominee for director who is not independent is Mr. Fowden, our Chief Executive Officer. See “Certain Relationships and Related Transactions” on page 15 of this proxy circular for further discussion of the board’s determinations as to independence. Mr. Rosenfeld serves as our Lead Independent Director.

At all meetings of the board and committees of the board, any non-management board member may request that all members of management, including management directors, be excused so that any matter may be discussed without any representative of management being present. The non-management directors, all of whom are independent, meet independently of management as part of each regularly scheduled meeting of the board. In addition, directors who have a material interest in a transaction or agreement are required to disclose the interest to the board and to refrain from voting on the matter, and they do not participate in discussions relating to the transaction or agreement.

Each of the Compensation Committee, the Corporate Governance Committee and the Audit Committee is comprised entirely of independent directors. The board oversees the establishment and function of all committees, the appointment of committee members and their conduct. The board has considered the independence of each of its members for purposes of the rules of the NYSE and, where applicable, NI 58-101. See “Certain Relationships and Related Transactions” on page  15 of this proxy circular.

Board Committees

The board has the following standing committees: Corporate Governance Committee, Audit Committee and Compensation Committee. The charters of these committees are available on our website, www.cott.com. From time to time, the board may form additional committees in its discretion.

Corporate Governance Committee

Members: Eric Rosenfeld (Chair), David T. Gibbons, Andrew Prozes, Mark Benadiba

The board has determined that each member of the Corporate Governance Committee is independent within the meaning of the rules of the NYSE and NI 58-101. The Corporate Governance Committee is responsible for developing and monitoring our approach to corporate governance issues in general. Specifically, the Corporate Governance Committee is responsible for:

•	developing and maintaining a set of corporate governance principles applicable to Cott and monitoring, on behalf of the board of directors, Cott’s approach to corporate governance issues;

•	reviewing periodically and recommending changes to the governing documents and the mandates of the board committees;

•	establishing and articulating qualifications and other selection criteria for the members of the board or any board committee;

•

advising the board of directors regarding the appropriate number of directors, and identifying and recommending the nomination of new members to the board and its committees from time to time and nominees for each annual meeting of shareowners (and as such functions as a nominating committee);

•

in the event that a director’s principal employment responsibilities change (except for internal promotions within his or her organization) and that director tenders his or her resignation from the board as required pursuant to the Corporate Governance Guidelines, recommending to the board whether or not such resignation should be accepted;

•	advising the board with respect to the board’s leadership structure and the positions held by the members of the board;

•

ensuring that management develops, implements and maintains appropriate orientation and education programs for directors and schedules periodic presentations for directors to ensure the board is aware of major business trends and industry and corporate governance practices;

•	developing and recommending to the board of directors for approval an annual self-evaluation process of the board and its committees (including each member thereof) and management;

•	monitoring the quality of the relationship between management and the board and recommending any areas for improvement;

•	reporting on corporate governance as required by all applicable public disclosure requirements;

•	reviewing and assessing annually Cott’s Corporate Governance Guidelines;

•	reviewing and, as appropriate, modifying the Code of Business Conduct and Ethics, and pre-approving any request for a waiver of such Code;

•	reviewing all related party transactions, whether or not reportable pursuant to applicable securities laws and regulations;

•	reviewing, on at least an annual basis, the way in which Cott’s corporate governance is being evaluated by relevant external organizations and publications;

•	develop and administer a mandatory retirement age policy;

•	being responsible for those matters assigned to it under Cott’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers;

•	reviewing and reassessing the adequacy of the Corporate Governance Committee’s charter annually and recommending any proposed changes to the board for approval;

•

reviewing and assessing the Corporate Governance Committee’s own performance on an annual basis and reporting regularly to the board regarding the results of the Corporate Governance Committee’s activities; and

•

retaining, to the extent it deems necessary or appropriate, outside consultants and other outside advisors to the Committee at the expense of Cott, including any search firm engaged to identify potential candidates for directorship.

In selecting candidates for the board, the Corporate Governance Committee applies a number of criteria, including:

•	each director should be an individual of the highest character and integrity;

•	each director should have sufficient experience to enable the director to make a meaningful contribution to the board and to Cott;

•	each director should have sufficient time available to devote to our affairs in order to carry out his or her responsibilities as a director;

•	each person who is nominated as an independent director should meet all of the criteria established for independence under applicable securities or stock exchange laws, rules or regulations;

•	whether the residency of the nominee will impact residency and qualification requirements under applicable legislation relating to the composition of the board and its committees; and

•	whether the person is being nominated, or is precluded from being nominated, to fulfill any contractual obligation we may have.

In addition to the factors considered above, the Corporate Governance Committee also considers how a nominee will contribute to the diversity of the board, which is measured by a number of factors, including professional background, education, race, gender, and residence (subject to any applicable law or regulation).

The Corporate Governance Committee considers suggestions as to nominees for directors from any source, including any shareowner. In addition, our by-laws fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to us not less than 30 nor more than 60 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by us. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to us no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by us. Our by-laws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with the requirements of our by-laws will be permitted to nominate directors to the board of directors unless the “advance notice” requirements of our by-laws are waived by the board of directors in its sole discretion.

Shareowners wishing to submit a director nomination should write to our Secretary and include the following:

•	the name, age, principal occupation and contact information of the nominee;

•	whether the nominee is a resident Canadian within the meaning of the Canadian Business Corporation Act (the “Act”);

•

the class or series and number of shares of the Company which are controlled or which are owned beneficially or of record by the nominee as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•

any relationships, agreements or arrangements between the nominee or any of its affiliates and the nominating shareowner, any person acting jointly or in concert with the nominating shareowner or any of their respective affiliates;

•

any other information relating to the nominee that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws; and

•	duly completed personal information form in respect of the nominee in the form prescribed by the NYSE and TSX; and

Such nominating shareowner giving the notice must also include the following:

•	the name and record address of the nominating shareowner;

•

the class or series and number of shares of the Company which are controlled or which are owned beneficially or of record by the nominating shareowner as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•	any derivatives or other economic or voting interests in the Company and any hedges implemented with respect to the nominating shareowners’ interests in the Company;

•	any proxy, contract, arrangement, understanding or relationship pursuant to which the nominating shareowner has a right to vote any shares of the Company;

•	whether the nominating shareowner intends to deliver a proxy circular and form of proxy to any shareowners of the Company in connection with the election of directors; and

•

any other information relating to the nominating shareowner that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws.

You are advised to review our by-laws, which contains additional requirements about advance notice of director nominations.

The Corporate Governance Committee conducts assessments of the board and its committees at least annually. Directors are required to complete an evaluation of the performance of the board, its committees and directors, which are then reviewed by the Corporate Governance Committee, and conclusions and recommendations resulting therefrom are reported to the full board.

New directors are provided with material respecting Cott and attend information sessions and plant tours with management in order to familiarize themselves with the business. They also meet with Company representatives to review the mandates and roles of the board and its committees, as well as applicable corporate policies. Directors regularly meet with management to discuss corporate developments and participate in plant tours from time to time. In addition, directors are provided with materials concerning matters to be discussed at an upcoming meeting prior to the meeting.

The Corporate Governance Committee may from time to time engage outside advisors to assist in identifying and evaluating potential nominees to the board.

The Corporate Governance Committee met four times in 2014.

Audit Committee

Members: Graham W. Savage (Chair), George Burnett, Gregory Monahan

The Audit Committee reports directly to the board. Each member has been determined by the board to be independent within the meaning of the rules of the NYSE and Rule 10A-3 of the Exchange Act.

The Audit Committee, on behalf of the board, oversees the integrity of our annual and interim consolidated financial statements, compliance with applicable legal and regulatory requirements, significant financial reporting issues, the internal audit function, the annual independent audit of our financial statements, the qualifications and independence of our independent auditor, the performance of our internal auditors and independent auditor and is responsible for satisfying itself that we have implemented appropriate systems of internal controls. The Audit Committee reviews the terms of engagement and proposed overall scope of the annual audit with management and the independent auditor. See “Independent Registered Certified Public Accounting Firm—Audit Committee Report” on page 60 of this proxy circular.

The Audit Committee is also tasked with fulfilling the board’s oversight role with respect to risk management.

The Audit Committee operates pursuant to a written charter that was most recently updated in February 2015, the text of which is set out in Appendix F. Each member of the Audit Committee is financially literate. Additionally, the board has determined that Mr. Savage qualifies as an “audit committee financial expert” as such term is defined in the rules of the SEC. The Audit Committee met five times in 2014.

Human Resources and Compensation Committee

Members: Andrew Prozes (Chair), Betty Jane Hess, Mario Pilozzi

The board has determined that each member of the Compensation Committee is independent within the meaning of the rules of the NYSE and NI 58-101. See “Certain Relationships and Related Transactions” on page 15 of this proxy circular. The Compensation Committee’s charter includes:

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recommending to the independent members of the board the annual compensation of the Chief Executive Officer, including base salary, incentive bonus structure, targets, pay-out levels, long-term incentive awards and perquisites;

•	establishing the annual compensation of our executive officers, other than the Chief Executive Officer;

•

periodically reviewing with the board and approving short-term and long-term incentive compensation programs and equity-based plans, including general plan administration such as determining eligibility, and setting targets;

•	reviewing and recommending to the board the remuneration to be paid to members of the board;

•	reviewing all executive compensation disclosure before such information is publicly disclosed by Cott; and

•	evaluating whether and to what extent Cott’s compensation policies or practices create incentives that affect risk taking.

The Compensation Committee also is responsible for reviewing and reporting periodically to the board of directors on our organizational structure and ensuring that an appropriate succession plan for the Chief Executive Officer and our executive officers has been developed. The Compensation Committee met five times in 2014.

In determining the amount of compensation for directors, the Compensation Committee reviews industry publications and trends provided by Cook to determine the appropriate level of compensation. The Compensation Committee then reports its findings and makes recommendations to the board of directors for approval.

In 2014, the Compensation Committee continued to retain Cook as its sole independent compensation consultant. Cook only performs work for and reports directly to the Compensation Committee and attends Compensation Committee meetings as requested. Cook provided recommendations to the Compensation Committee on the competiveness and appropriateness of all elements of executive compensation, including the Chief Executive Officer’s compensation. Cook did not provide any additional services to the board or management in 2014.

The Compensation Committee has considered the independence of Cook in light of SEC rules and NYSE listing standards. In connection with this process, the Compensation Committee has reviewed, among other items, a report from Cook addressing the independence of Cook and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to Cott by Cook; (ii) fees paid by Cott as a percentage of Cook’s total revenue; (iii) policies or procedures of Cook that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the senior advisor of the consulting team with a member of the Compensation Committee; (v) any Cott stock owned by the senior advisor or any immediate family member; and (vi) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by Cook and its senior advisor involved in the engagement did not raise any conflict of interest.

For more information regarding the function of the Compensation Committee, see “Compensation Discussion and Analysis” beginning on page 17 of this proxy circular.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is or was during 2014 an employee, or is or ever has been an officer, of Cott or its subsidiaries. No executive officer of Cott served as a director or a member of the Compensation Committee of another company, one of whose executive officers served as a member of Cott’s board of directors or Compensation Committee.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Approval of Appointment of Independent Registered Certified Public Accounting Firm

At the meeting you will be asked to approve the appointment of PricewaterhouseCoopers LLP, as our independent registered certified public accounting firm for the 2015 fiscal year. A majority of the votes cast must be in favor of this resolution in order for it to be approved. The appointment of PricewaterhouseCoopers LLP will be appointed if a majority of the votes cast by those of you who are present in person or represented by proxy at the meeting are in favor of this action.

We recommend that you vote FOR the approval of the appointment of PricewaterhouseCoopers LLP.

IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY, YOUR SHARES WILL BE VOTED FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP UNLESS YOU SPECIFICALLY INDICATE OTHERWISE ON THE FORM OF PROXY.

Principal Accounting Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services performed by PricewaterhouseCoopers LLP for us for 2014 and 2013 were as follows:

	Fees ($)
	2014	2013
Audit Fees (including out-of-pocket expenses)	2,231,750	2,627,100
Audit-Related Fees	1,804,500	165,352
Tax Fees	192,510	72,943
All Other Fees	3,930	2,700

Total	4,232,690	2,868,095

Audit Fees

Audit fees are those for services related to the audit of our annual financial statements for inclusion in our Annual Report on Form 10-K for the 2014 and 2013 fiscal years and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for those years.

Audit-Related Fees

Audit-related fees for the 2014 and 2013 fiscal years consisted primarily of audits of employee benefit plans, due diligence pertaining to business combinations, and other audit-related services.

Tax Fees

Tax fees in 2014 and 2013 consisted of tax compliance services and advice.

All Other Fees

All Other Fees for 2014 and 2013 consisted of fees for access to accounting research software resources.

Pre-Approval Policies and Procedures

In engaging Cott’s independent registered certified public accounting firm, the Audit Committee considers the following guidelines:

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For audit services, the independent auditor is to provide the Audit Committee with an engagement letter for each fiscal year outlining the scope of the audit services proposed to be performed. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Audit Committee. The independent auditor is to submit an audit services fee proposal for approval by the Audit Committee.

•

For non-audit services, management and the independent auditor will periodically submit to the Audit Committee for approval in advance a description of particular non-audit services. Management and the independent auditor will each confirm to the Audit Committee that each proposed non-audit service is permissible under applicable legal requirements. The Audit Committee must approve permissible non-audit services in order for us to engage the independent auditor for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this process.

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If management proposes that the Audit Committee engage the independent auditor to provide a non-audit service that is not contemplated or approved by the Audit Committee pursuant to the process outlined above, management will submit the request to the Audit Committee. Our management and the independent auditor will each confirm to the Audit Committee that such non-audit service is permissible under all applicable legal requirements. Management will also provide an estimate of the cost of such non-audit service. The Audit Committee must approve the engagement for the non-audit service and the fees for such service prior to our engagement of the independent auditor for the purposes of providing such non-audit service.

Any amendment or modification to an approved permissible non-audit service must be approved by the Audit Committee or the chair of the Audit Committee prior to the engagement of the auditor to perform the service.

Our audit-related fees, tax fees, and all other fees in 2014 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

The Audit Committee has selected PricewaterhouseCoopers LLP as Cott’s independent registered certified public accounting firm for the 2015 fiscal year, subject to shareowner approval at the 2015 Annual and Special Meeting of Shareowners. One or more representatives of PricewaterhouseCoopers LLP will be present at the annual and special meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

Audit Committee Report

The Audit Committee reviewed and discussed with management Cott’s audited financial statements for the year ended January 3, 2015. The Audit Committee reviewed with the independent auditor its judgment as to the quality, not just the acceptability, of Cott’s accounting principles and such other matters as the Audit Committee and the auditor are required to discuss under generally accepted auditing standards, in particular those matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees”, as adopted by the Public Company Accounting Oversight Board. The Audit Committee also reviewed with management and the independent auditor the critical accounting policies underlying Cott’s financial statements and how these policies were applied to the financial statements for the year ended January 3, 2015.

The Audit Committee received the written disclosures and the letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor its independence from Cott and management. Additionally, the Audit Committee has considered the compatibility of non-audit services with the auditor’s independence.

The Audit Committee also discussed with the independent auditor the overall scope and plans for the audit. The Audit Committee met with the independent auditor, with and without management present, to discuss the results of their examination, their evaluation of Cott’s internal controls and the overall quality of Cott’s financial reporting.

In performing all of these functions, the Audit Committee acts in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Cott’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports, and of the independent auditor, who is engaged to audit and report on Cott’s consolidated financial statements and the effectiveness of the Cott’s internal control over financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the board of directors that the audited financial statements be included in Cott’s Annual Report on Form 10-K for the year ended January 3, 2015 for filing with the U.S. Securities and Exchange Commission.

GRAHAM SAVAGE, CHAIR

GREGORY MONAHAN

GEORGE BURNETT

February 17, 2015

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareowners with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy circular in accordance with the compensation disclosure rules of the SEC. Consistent with our shareowners’ preference expressed in voting at the 2011 annual meeting of shareowners, the board determined that an advisory vote on the compensation of our named executive officers will be conducted every year. The next advisory vote on the frequency of an advisory vote on executive compensation will take place at the 2017 annual meeting of shareowners. As described in detail under the heading “Compensation Discussion and Analysis,” beginning on page 17 of this proxy circular, we seek to closely align the interests of our named executive officers with the interests of our shareowners. Our compensation programs are designed to reward executives based on the achievement of both individual and corporate performance targets, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. In considering our executive compensation program for 2014, we believe our shareowners will find the following information important:

•	Salary, bonus and perquisite decisions reflecting our results for the year, including:

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For the second year in a row, we determined not to increase base salary or target bonuses for our named executive officers, and perquisites available to our named executive officers continued to be limited to an annual executive physical examination and a car allowance.

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Each of our named executive officers, other than the President of our North America Business Unit and the DSS CEO, received a performance bonus equal to 102.3% of target award opportunity. The President of our North America Business Unit received a performance bonus equal to 88.2% of target award opportunity. Thomas Harrington, the Chief Executive Officer of DSS (the “DSS CEO”) did not receive a performance bonus, as actual 2014 EBITDA results were below the 2014 “threshold” target established for the DSS bonus pool.

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Awards of a combination of performance-based restricted share units (37.5%), time-based restricted share units (25%), and stock options (37.5%) to each of our named executive officers, other than the DSS CEO. All of these restricted share units and stock options cliff vest at the end of fiscal 2016, with the performance-based restricted share units vesting based upon the achievement of a specific level of cumulative pre-tax income over the three-year period ending at the end of fiscal 2016. The DSS CEO received a grant of performance-based restricted share units, which vests based upon the achievement of a specific level of DSS EBITDA (weighted 60%), DSS revenue (weighted 20%) and “net cooler rental activity” (which is net new cooler rental customers, or total cooler rental customer additions for the year less total cooler rental customers who terminated service in the year) (weighted 20%) over the three-year period ending at the end of fiscal 2017. By linking an element of our long-term incentives to three-year financial results, our goal is to align our named executive officers’ incentives with the long-term interests of shareowners. For grants in 2015, our named executive officers, other than the DSS CEO, received the same types and relative percentages of equity awards as were awarded in 2014.

•	A number of policies designed to further our compensation goals and strategies:

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A clawback policy to allow the board of directors to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required accounting restatement of a financial statement of Cott, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws of the United States. The clawback policy is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

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A “no-hedging” policy that prohibits our directors, named executive officers, and other key executive officers from engaging in any hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to Cott securities.

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A policy prohibiting directors and employees, including named executive officers, from engaging in any short-term, speculative transactions involving Cott securities, including purchasing securities on margin, engaging in short sales, buying or selling put or call options, and trading in options.

¡	A policy prohibiting directors and employees, including named executive officers, from holding Cott securities in a margin account or pledging Cott securities as collateral for a loan.

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Share ownership guidelines that require our directors, named executive officers, and other key employees to hold a certain amount of shares received as equity compensation from Cott, with the amount set at a particular multiple of base salary.

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The Compensation Committee’s continued engagement of an independent compensation consultant that does not provide any services to management and that had no relationship with management prior to the engagement.

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The continued administration of a robust risk management program, which includes our Compensation Committee’s oversight of the ongoing evaluation of the relationship between our compensation programs and risk, as well as the oversight of risk by the Audit Committee on behalf of the full board pursuant to the Audit Committee Charter.

We believe that our named executive officers were instrumental in helping us execute our strategic priorities, as follows:

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We continued to implement our three-year $30 million cost reduction plan by reducing production costs, improving procurement practices, increasing operational efficiency, eliminating waste and reducing packaging cost, resulting in approximately $6.0 million in cost savings in 2014. We remained dedicated to customer service and were recognized as a top supplier by several large retailers. We also maintained tight control of our capital expenditures, with $46.7 million in capital expenditures in 2014. These actions contributed significantly to our ability to deliver adjusted free cash flow in 2014 of $107.1 million.*

•	Our North American contract manufacturing business grew by 24 million equivalent serving cases from 2013 to 2014.

•	We redeemed the 2018 Notes and issued $525.0 million in 5.375% senior notes due in 2022, resulting in an approximate $2.0 million reduction in interest expense per year.

•	We returned approximately $33.0 million to shareowners during the year through a combination of dividends and share repurchases.

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We acquired Aimia Foods Holdings Limited, which provided us with access to growing, higher value categories and allowed us to expand into new categories, channels and products. In December 2014, we also acquired DSS Group, Inc., parent company to DSS, which extended our beverage portfolio into new and growing markets, including water and coffee home and office delivery services, water filtration services, and retail services, while creating revenue and cost synergies as well as portfolio expansion. In connection with the acquisition, Thomas Harrington became an executive officer of Cott. Mr. Harrington’s compensation and performance targets for 2014 were set by the board of directors of DSS using DSS compensation methodologies prior to our acquisition of DSS. Those 2014 targets were approved by our Compensation Committee in connection with the acquisition. Mr. Harrington also received a grant of performance-based restricted share units in December 2014, in respect of the three-year performance period running from fiscal 2015 to fiscal 2017.

*	We define free cash flow as net cash provided by operating activities ($56.7 million) less capital expenditures ($46.7 million) and adjust it to exclude bond redemption cash costs ($20.8 million), the interest payments on our Senior Notes due in 2022 related to the 53rd week in 2014 ($14.7 million), cash costs related to the DSS acquisition ($32.2 million), and cash collateral associated with cash deposits used as collateral for letters of credit that subsequently was returned in the first quarter of 2015 ($29.4 million)).

For these reasons, the board is asking shareowners to vote to support our pay practices.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy circular in accordance with the compensation disclosure rules of the SEC. Although the vote we are asking you to cast is advisory and non-binding, our board and the Compensation Committee value the views of our shareowners and will consider the outcome of the vote when making future compensation decisions for our named executive officers. We believe that Cott benefits from constructive dialogue with our shareowners, and while we will continue to reach out to our shareowners on these and other important issues, we also encourage our shareowners to contact us. Shareowners who wish to communicate with our board should refer to “Shareowner Communications” on page 52 in this proxy circular for additional information on how to do so.

The text of the resolution is as follows:

“Be it resolved as a resolution of the shareowners that the Company’s shareowners hereby approve, on an advisory basis, the compensation paid to Cott Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.”

The board unanimously recommends a vote “FOR” the advisory approval of the compensation of our named executive officers, as disclosed in this proxy circular. Because the vote on executive compensation is advisory, there is technically no minimum vote requirement for that proposal. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out above, the persons named in the enclosed proxy intend to vote in favor of the resolution.

APPROVAL OF AMENDMENT TO AMENDED AND

RESTATED COTT CORPORATION EQUITY INCENTIVE PLAN

The board of directors adopted the Amended and Restated Cott Corporation Equity Incentive Plan (the “Plan”) on February 14, 2013 and Cott’s shareowners approved such plan on April 30, 2013. On February 18, 2015, the board of directors approved, subject to TSX and shareowner approval, an amendment to the Plan (the “Equity Plan Amendment”), which is attached as Appendix B to this proxy circular.

The Plan is the sole active plan for providing equity incentive compensation to eligible employees and non-employee directors. The board of directors believes that the Plan, as amended by the Equity Plan Amendment, will continue to advance and promote Cott’s long-term success by (i) encouraging the long-term commitment of key employees and non-employee directors, (ii) motivating the performance of key employees and non-employee directors by means of annual and long-term performance-related incentives, (iii) attracting and retaining outstanding key employees and non-employee directors by providing incentive compensation opportunities, and (iv) enabling participation by key employees and non-employee directors in the long-term growth and financial success of Cott.

Summary of the Equity Plan Amendment

The principal amendments to the Plan approved by the board of directors in February 2015, subject to shareowner approval, are the following:

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Shares Available for Issuance. The Plan currently provides that up to 12,000,000 common shares may be issued under such plan, of which approximately 3,745,262 shares remained available for issuance as of January 3, 2015. On February 17, 2015, the Compensation Committee approved the grant of equity incentive awards to certain employees of the Company, after which approximately 3,689,884 shares remained available for issuance as of such date. Under the amended Plan, 20,000,000 common shares may be issued, which amount is inclusive of the amount available for issuance under the Plan, so the net increase in the number of shares available for issuance by virtue of the Equity Plan Amendment is 8,000,000 shares:

Common Stock
Proposed new maximum	20,000,000
Shares currently authorized	12,000,000
Net increase in maximum	8,000,000

The limit of 20,000,000 shares is subject to adjustments by the Compensation Committee as provided in the Plan for share splits, share dividends, recapitalizations and other similar transactions or events. This net increase in shares represents 8.6% of Cott’s outstanding common shares on January 3, 2015.

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Certain Limitations on Awards. The Plan currently provides that neither the board of directors nor the Compensation Committee may, without further shareholder approval, grant to non-employee directors an amount of common shares equal to the lesser of (i) 1% of Cott’s issued and outstanding shares, and (ii) an annual equity award of $200,000 per non-employee director. The Equity Plan Amendment will increase these limits, such that neither the board of directors nor the Compensation Committee may, without further shareholder approval, grant to non-employee directors an amount of common shares that is equal to or greater than (i) 3% of Cott’s issued and outstanding shares, and (ii) an annual equity award of $500,000 per non-employee director, whichever is less.

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Plan Administration. The Plan currently provides that the Compensation Committee may accelerate the exercisability or vesting or otherwise terminate restrictions relating to an award in certain circumstances, but limits this authority to situations including a grantee’s death, disability or retirement, in connection with a change in control, or to the extent such actions involve an aggregate number of shares not in excess of 5% of the number of shares available for awards under the Plan at such time. The Equity Plan Amendment expands the list of situations in which the Compensation Committee may exercise its discretion.

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Minimum Vesting Periods. The Plan currently provides for minimum vesting periods for restricted shares and restricted share units that vest solely as a result of the passage of time and continued service by the participant (not less than three years from the date of grant) and restricted shares and restricted share units whose vesting is subject to the achievement of specified performance objectives (not less than one year from the date of grant). The Equity Plan Amendment decreases the minimum vesting for restricted shares and restricted share units that vest solely as a result of the passage of time and continued service by the participant (to not less than one year from the date of grant). Additionally, the amended Plan will provide a minimum vesting period for option and stock appreciation right awards that vest solely as a result of the passage of time and continued service by the participant (not less than one year from the date of grant). The Plan provides for a limited number of circumstances in which the minimum vesting periods will not apply, and the Equity Plan Amendment would reduce the number of these exceptions.

The Equity Plan Amendment contains certain other changes to the Plan, as more particularly set forth in the Equity Plan Amendment, a copy of which is attached as Appendix B to this proxy circular.

Compensation Best Practices

The following features of the Plan are designed to reinforce the alignment between equity compensation arrangements and shareowners’ interests:

No Discounting of Stock Options. The Plan prohibits the granting of stock options and stock appreciation rights with an exercise price less than the fair market value of our common shares on the date of grant.

No Repricing or Replacement of Underwater Stock Options. The Plan prohibits, without shareowner approval, actions to amend any outstanding option award to lower the exercise price, cancel and replace any outstanding option award with an option award having a lower exercise price or repurchase any option at any time when the fair market value of our common shares is less than the option exercise price.

Limitation on Terms of Stock Options. The maximum term of each stock option is ten years.

Minimum Vesting Period. The Plan provides for minimum vesting periods of at least one year for all awards granted, subject only to limited exceptions.

No Dividends on Unearned Performance Awards. The Plan prohibits payment of dividends or dividend equivalents on performance-based awards until the performance conditions have been satisfied, although dividends and dividend equivalents may accrue subject to satisfaction of such performance conditions.

Narrow Definition of “Change in Control.” No corporate change or change in control would be triggered solely by shareowner approval of a business combination transaction.

Clawback. Awards granted under the Plan are subject to a clawback or other recovery by the Company to the extent necessary to comply with applicable law including, without limitation, the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or any Securities and Exchange Commission rule.

Code Section 162(m) Eligibility. Provides flexibility to grant awards under the Plan that are intended to qualify as “performance-based compensation” under Code Section 162(m).

Determination of Maximum Aggregate Authorized Shares

In determining the amount of the increase in the Plan share reserve for which shareowner approval is being sought as part of the Equity Plan Amendment, a number of factors were considered, including:

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Increased Numbers of Eligible Employees. When the Plan was originally approved, approximately 4,000 employees were eligible to receive equity incentive awards under the Plan. Reflecting the Company’s growth, we currently have approximately 9,100 employees that are eligible to receive equity incentive awards under the Plan.

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Historical Amounts of Equity Awards. Our three-year annual number of shares granted, calculated on our understanding of the methodology utilized by the Proxy Advisory Services division of Institutional Shareholder Services, Inc. (“ISS”), was approximately 1.2 million shares in 2014, 0.9 million shares in 2013, and 0.9 million shares in 2012 (these amounts are not necessarily indicative of the shares that might be awarded in future years under the Plan).

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Historical Equity Award Burn Rate. Our three-year average annual equity grant rate, or “burn rate,” for the 2012-2014 period, calculated on our understanding of the methodology utilized by ISS, was 1.97%, which was lower than ISS’s maximum burn rate guidance of 5.32% for our industry classification.

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Current and Projected Overhang Percentage. As of January 3, 2015, we had approximately 7.4 million shares of common shares subject to outstanding equity awards or available for future equity awards under our equity compensation plans, which represented approximately 7.4% of fully diluted common shares outstanding, calculated on our understanding of the methodology utilized by ISS. The 8,000,000 new shares proposed to be included in the Plan share reserve would increase the overhang percentage by an additional 6.8% to approximately 14.2%.

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Anticipated Duration. If we continue making equity awards consistent with our practices over the past three years as set forth above, we estimate that the shares available for future awards, including the 8,000,000 additional shares if the Plan is approved, should be sufficient for Plan awards for at least three years.

Summary of the Plan

Administration

The Plan is administered by the Compensation Committee or any other board committee as may be designated by the board of directors from time to time. The Plan provides the Compensation Committee flexibility to design compensatory awards that are responsive to Cott’s needs. Subject to the terms of the Plan and applicable statutory and regulatory requirements, the Compensation Committee has the discretion to determine the persons to whom awards will be granted under the Plan, the nature and extent of such awards, the times when awards will be granted, the duration of each award, and the restrictions and other conditions to which the payment or vesting of awards may be subject. The Compensation Committee also may establish, amend and rescind rules and administer the Plan, interpret the Plan and any award or related agreement made under the Plan, and otherwise make all other determinations it deems necessary for administering the Plan.

The Compensation Committee also may amend the terms of outstanding awards, subject to certain conditions set forth in the Plan. The Plan currently provides that the Compensation Committee may accelerate the exercisability or vesting or otherwise terminate restrictions relating to an award in certain circumstances, but limits this authority to situations including a grantee’s death, disability or retirement, in connection with a change in control, or to the extent such actions involve an aggregate number of shares not in excess of 5% of the number of shares available for awards under the Plan at such time. The Equity Plan Amendment expands the list of situations in which the Compensation Committee may exercise its discretion.

Types of Awards Granted under the Plan

Awards under the Plan may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or stock payments.

Persons Eligible to Receive Awards

Full-time, part-time or contract employees of Cott and its subsidiaries and non-employee directors of Cott may be selected by the Compensation Committee to receive awards under the Plan. Approximately 9,100 employees and 10 non-employee directors are eligible to participate in the Plan. The benefits or amounts that may be received by or allocated to participants under the Plan will be determined at the discretion of the Compensation Committee and are not presently determinable.

Definition of Fair Market Value

Fair market value means, with respect to a share on any determination date, the closing price of the shares on the NYSE on the last trading day on which Cott’s common shares traded prior to such date; provided that if no shares traded in the five trading days prior to the determination date, the Compensation Committee shall determine the fair market value on a reasonable basis using a method that complies with Code Section 409A and guidance issued thereunder.

The fair market value of a common share on the NYSE on March 16, 2015 was $9.44.

Share Counting Rules

Approximately 5,839,336 shares have been issued or are subject to outstanding awards made pursuant to the Plan, and those shares would be counted against the maximum number of shares available for issuance under the Plan. The Equity Plan Amendment will increase that maximum number by 8,000,000 shares, from 12,000,000 to 20,000,000.

Shares that are issued in the future under the Plan will be applied to reduce the maximum number of shares remaining available for issuance under the Plan; provided that the total number of shares available for issuance under the Plan will be reduced 2.0 shares for each share issued pursuant to a “full-value” award (i.e., an award other than an option or stock appreciation right).

Any shares subject to an award that, at any time, lapses, is forfeited or cancelled, expires, or for any reason is terminated unexercised or unvested, or is settled or paid in cash or any form other than shares, will not count towards the maximum number of shares that may be issued under the Plan and will be available for future awards, with each share made available for awards in connection with the lapse, forfeiture, cancellation, termination or cash settlement of full-value awards increasing the number of shares available for reissuance by 2.0 shares. Similarly, any shares that are withheld by Cott, or any previously-acquired shares that are tendered (either actually or by attestation), in either case to satisfy any tax withholding obligation with respect to a full-value award, will not count towards the maximum number of shares that may be issued under the Plan and will be available for future awards, with each share made available for awards increasing the number of shares available for reissuance by 2.0 shares. The following shares will not again become available for issuance under the Plan: (i) any and all shares awarded as part of an option or stock appreciation right that are withheld by Cott to satisfy any tax withholding obligation, and any previously-acquired shares tendered (actually or by attestation) in payment of any taxes relating to an option or stock appreciation right; (ii) shares that would have been issued upon exercise of an option but for the fact that the exercise was pursuant to a “net exercise” arrangement or by any previously-acquired shares tendered in payment of such exercise price; (iii) shares covered by a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon its exercise and (iv) shares that are repurchased by Cott using option exercise proceeds or otherwise.

Certain Limitations on Awards

No participant may receive awards during any one calendar year representing more than 2,000,000 common shares. In addition, the maximum amount that may become vested under any cash-denominated award during any one calendar year is $5,000,000. In no event will the number of common shares issued under the Plan upon the exercise of incentive stock options exceed 20,000,000 shares, representing 21.4% of Cott’s common shares on March 16, 2015. These limits are subject to adjustments by the Compensation Committee as provided in the Plan for share splits, share dividends, recapitalizations and other similar transactions or events.

The Plan currently provides that the number of common shares issuable to insiders of Cott (as defined in Part I of the Toronto Stock Exchange Company Manual) at any time, and the number of shares issued to insiders of Cott within any one year period, under the Plan or when combined with all of Cott’s other security based compensation arrangements (as described in the Toronto Stock Exchange Company Manual), may not exceed 10% of Cott’s issued and outstanding common shares, respectively. The Plan currently provides that neither the board of directors nor the Compensation Committee may, without further shareholder approval, grant to non-employee directors an amount of common shares equal to the lesser of (i) 1% of Cott’s issued and outstanding shares, and (ii) an annual equity award of $200,000 per non-employee director. If the Equity Plan Amendment is approved, these limits would increase, such that neither the board of directors nor the Compensation Committee may, without further shareowner approval, grant to non-employee directors an amount of common shares that is equal to or greater than (i) 3% of Cott’s issued and outstanding shares, and (ii) an annual equity award of $500,000 per such director, whichever is less.

Terms Upon Which Options May Be Awarded

Stock options entitle the optionee to purchase common shares at a price equal to or greater than the fair market value on the date of grant. Options may be either incentive stock options or nonqualified stock options, provided that only nonqualified stock options may be granted to non-employee directors. The option may specify that the exercise price is payable (i) in cash, (ii) by the transfer to Cott of unrestricted shares that have an aggregate value at the time of exercise that is equal to the exercise price (including through a net exercise), (iii) with any other legal consideration the Compensation Committee may deem appropriate or (iv) any combination of the foregoing. In addition, the option may specify that the exercise price is payable by cashless exercise. No stock option may be exercised more than 10 years from the date of grant. Each grant may provide a period of continuous employment that is necessary before the options become vested, or may specify performance objectives of Cott or its subsidiaries that must be met before the stock option becomes vested.

Terms Upon Which Stock Appreciation Rights May Be Awarded

Stock appreciation rights represent the right to receive an amount equal to the difference between the “base price” established for such rights and the fair market value of Cott’s common shares on the date the rights are exercised. The base price must not be less than the fair market value of the common shares on the date the right is granted. The grant may specify that the amount payable upon exercise of the stock appreciation right may be paid by Cott (i) in cash, (ii) in common shares of Cott valued at the fair market value of Cott’s common shares on the date of exercise or (iii) any combination of the foregoing. Any grant may specify a waiting period or periods before the stock appreciation rights may become exercisable and permissible dates or periods on or during which the stock appreciation rights shall be exercisable. No stock appreciation right may be exercised more than 10 years from the grant date.

Terms Upon which Restricted Shares and Restricted Share Units May Be Awarded

An award of restricted stock involves the immediate transfer by Cott to a participant of ownership of a specific number of common shares in return for the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, subject to the discretion of the Compensation Committee; provided, however, that if the award of restricted shares is conditioned upon the attainment of certain performance objectives, the participant is not entitled to receive dividends until the restricted shares become vested unless otherwise determined by the Compensation Committee. Each grant may be made without a requirement for additional payment by the participant. Any grant or vesting of restricted shares may be further conditioned upon the attainment of one or more performance objectives established by the Compensation Committee. Upon expiration of the restriction period referred to below and satisfaction of any other terms or conditions (including performance objectives) set forth in an award agreement, the restricted shares become immediately non-forfeitable and are released by Cott to the participant without transferability restrictions.

A restricted share unit is denominated in units and represents the right to receive common shares of Cott. An award of restricted share units is payable to the participant in common shares of Cott as determined by the Compensation Committee. The participant is not entitled to any rights as a shareowner with respect to shares underlying such award until the underlying shares are issued to the participant, unless otherwise determined by the Compensation Committee. Any grant or the vesting of restricted share units may be conditioned upon the attainment of performance objectives established by the Compensation Committee.

Restricted shares and restricted share units must be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Compensation Committee on the grant date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change in control of Cott or other similar transaction or event. If a participant ceases to be an employee or a non-employee director, the number of shares subject to the award, if any, to which the participant is entitled is determined in accordance with the plan and the applicable award agreement. All remaining shares underlying restricted shares or restricted share units as to which restrictions apply at the date of termination will be forfeited subject to such exceptions, if any, authorized by the Compensation Committee.

Terms Upon Which Performance Shares and Units May Be Granted

A performance share is the equivalent of one common share, and a performance unit is the equivalent of $1.00. Each grant will specify one or more performance objectives to be met during a specified performance period. A grant of performance shares or units may specify a threshold performance objective, below which no payment will be made, and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level. A grant of performance shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Compensation Committee on the grant date. A grant of performance units may specify that the amount payable, or the number of shares issued, with respect thereto may not exceed maximums specified by the Compensation Committee on the grant date. Performance shares or units must be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Compensation Committee on the grant date and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change of control of Cott or similar transaction or event. The Compensation Committee may adjust the performance objectives and the related minimum acceptable level of achievement if it determines that events or transactions have occurred after the grant date that are unrelated to the performance of the participant and result in distortion of the performance objectives or the related minimum acceptable level of achievement. To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by the Compensation Committee in cash, common shares of Cott or any combination thereof.

Terms Upon Which Stock Payments May Be Awarded

The Compensation Committee may issue unrestricted shares to participants, in such amounts and subject to such terms and conditions as the Compensation Committee may determine. A stock payment may be granted as, or in payment of, non-employee director fees, bonuses, or to provide incentives or recognize special achievements or contributions.

Minimum Vesting Periods

The Plan currently provides for minimum vesting periods for restricted shares and restricted share units that vest solely as a result of the passage of time and continued service by the participant (not less than three years from the date of grant) and restricted shares and restricted share units whose vesting is subject to the achievement of specified performance objectives (not less than one year from the date of grant). The Equity Plan Amendment decreases the minimum vesting for restricted shares and restricted share units that vest solely as a result of the passage of time and continued service by the participant (to not less than one year from the date of grant). Additionally, the Plan, as amended, will provide a minimum vesting period for option and stock appreciation right awards that vest solely as a result of the passage of time and continued service by the participant (not less than one year from the date of grant). As amended by the Equity Plan Amendment, such minimum vesting periods will not apply: (1) to a termination of employment due to death or disability; (2) upon a change in control; (3) to a substitute award that does not reduce the vesting period of the award being replaced; or (4) to awards involving an aggregate number of shares not in excess of 5% of the number of shares reserved for issuance under the Plan. The effect of the Equity Plan Amendment would be to remove an existing exception for awards made in payment of earned performance based awards or cash-based incentive compensation.

Consequences of Termination

Stock Options and Stock Appreciation Rights

Unless otherwise determined by the Compensation Committee, in the case of a participant’s termination due to retirement, death, resignation with Good Reason, or termination without Cause, the participant’s outstanding stock options and/or stock appreciation rights that have vested prior to the date of termination will continue to be exercisable during the period ending on the three year anniversary of the date of termination. In addition, the participant’s outstanding options and/or stock appreciation rights that have not vested prior to the date of termination will vest and become exercisable as of the later of the date of termination and the one year anniversary of the effective date of the award and thereafter will continue to be exercisable for the remaining portion of the period ending on the three year anniversary of the date of termination. For stock options and stock appreciation rights that are subject to performance-based vesting, a participant’s outstanding options and/or stock appreciation rights that have vested prior to the date of termination will continue to be exercisable during the period ending on the three year anniversary of the date of termination. In addition, the number of options and/or stock appreciation rights that vest on each subsequent applicable vesting date shall equal the pro rata number of options and/or stock appreciation rights that he or she would have earned on that vesting date had he or she been continuously employed through such date, as calculated by reference to the portion of the applicable performance period during which the participant was actually employed and thereafter will continue to be exercisable for the remaining portion of the period ending on the three year anniversary of the date of termination.

In the case of a participant’s termination due to the participant’s voluntary resignation (other than upon retirement or Good Reason), the participant’s outstanding stock options and/or stock appreciation rights that have not vested prior to the date of termination will be forfeited and cancelled as of such date of termination and the participant’s outstanding stock options and/or stock appreciation rights that have vested prior to the participant’s date of termination will continue to be exercisable during the 90 day period following such date of termination.

Restricted Shares, Restricted Share Units, Performance Shares, and Performance Units

Unless otherwise determined by the Compensation Committee, in the case of a participant’s death or termination due to retirement or termination without Cause or resignation with Good Reason, the number of restricted shares, restricted share units, performance shares and performance units to be deemed earned by such participant on each subsequent applicable vesting date will equal the pro rata number of restricted shares, restricted share units, performance shares and performance units that he or she would have earned on that vesting date had he or she been continuously employed through such date, as calculated by reference to the portion of the applicable restriction period or performance period during which the participant was actually employed.

In the event of a participant’s termination due to the participant’s voluntary resignation (other than upon retirement or with Good Reason), the participant’s unvested restricted shares, restricted share units, performance shares and performance units will be forfeited immediately.

Termination for Cause

In the case of a participant’s termination for Cause, any and all then outstanding awards (other than stock payments) granted to the participant, whether or not vested, will be immediately forfeited and cancelled, without any consideration therefor, as of the commencement of the day that notice of such termination is given.

Change in Control

Definition

A change in control under the Plan will occur upon:

(i)	the consummation of a consolidation, merger, amalgamation or other similar corporate reorganization of Cott whereby the voting shareowners of Cott prior to such event receive less than 50% of the voting shares of the surviving corporation, or, subject to certain limited exceptions, the acquisition by any person of securities representing 50% or more of the combined voting power of Cott’s then outstanding securities;

(ii)	the consummation by Cott of a sale of all or substantially all of its assets;

(iii)	the date on which a majority of Cott’s board of directors is not comprised of individuals who are members of the board, or individuals whose appointment, election or nomination is not approved by at least two thirds of the incumbent directors; or

(iv)	a liquidation, dissolution or winding up of Cott.

Continuation, Assumption or Replacement of Awards

In the event of a change in control, the surviving or successor entity (or its parent corporation) may continue, assume or replace awards outstanding as of the date of the change in control (with such adjustments as may be required or permitted by the Plan), and such awards or replacements will remain outstanding and be governed by their respective terms, subject to the terms of the Plan. A surviving or successor entity may elect to continue, assume or replace only some awards or portions of awards.

Acceleration of Awards

If and to the extent that outstanding awards under the Plan are not continued, assumed or replaced in connection with a change in control, then (i) outstanding options and stock appreciation rights issued to a participant that are not yet fully exercisable will immediately become exercisable in full and will remain exercisable in accordance with their terms, (ii) all unvested restricted shares, restricted share units, performance shares and performance units will become immediately fully vested and non-forfeitable, and (iii) any performance objectives applicable to awards will be deemed to have been satisfied at the target level of performance specified in connection with the applicable award.

Payment for Awards

If and to the extent that outstanding awards under the Plan are not continued, assumed or replaced in connection with a change in control, then the Compensation Committee may terminate some or all of such outstanding awards, in whole or in part, as of the effective time of the change in control in exchange for payments to the holders, as provided in the Plan. Any payment will be made in such form, on such terms and subject to such conditions as the Compensation Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to Cott’s shareowners in connection with the change in control, and may include subjecting such payments to vesting conditions comparable to those of the award surrendered.

Termination After a Change in Control

The Plan, as amended, provides that if and to the extent that awards are continued, assumed or replaced, and if within two years after the change in control a participant experiences an involuntary termination of employment or other service for reasons other than Cause, or terminates his or her employment or other service for Good Reason, then (i) outstanding options and stock appreciation rights issued to the participant that are not yet fully exercisable will immediately become exercisable in full and shall remain exercisable in accordance with their terms, (ii) all unvested restricted shares, restricted share units, performance shares and performance units will become immediately fully vested and non-forfeitable; and (iii) any performance objectives applicable to awards will be deemed to have been satisfied at the target level of performance specified in connection with the applicable award.

Impact of the Plan on Cott’s Dilution or Overhang

Overhang is an analysis of potential dilution to shareowners from the equity being transferred to employees via equity incentive plans. Overhang is calculated by dividing (a) the number of outstanding awards under Cott’s equity compensation plans plus the number of common shares available for future grant under Cott’s equity compensation plans by (b) the number of shares described in clause (a) plus the total number of common shares outstanding. As of January 3, 2015, Cott’s overhang was approximately 7.4%. After approval of the Equity Plan Amendment, Cott estimates that its overhang will be approximately 14.2%.

Section 162(m) Exemption

Section 162(m) prevents a publicly held corporation from claiming income tax deductions for compensation in excess of $1,000,000 paid to certain senior executives. Compensation is exempt from this limitation if it is “qualified performance-based compensation.” Stock options and stock appreciation rights are two examples of performance-based compensation. Other types of awards, such as restricted stock, deferred shares and performance shares, that are granted pursuant to pre-established objective performance formulas, may also qualify as performance-based compensation, so long as certain requirements are met, including the prior approval by shareowners of the performance formulas or measures.

Performance Objectives

The Plan provides that grants of performance shares, performance units or, when determined by the Compensation Committee, options, restricted shares, restricted share units or other stock-based awards may be made based upon “performance objectives.” For any awards that are intended to be exempt from the limitations of Code Section 162(m), performance objectives shall consist of one or more of the following: earnings before or after any one or more of interest, taxes, depreciation and amortization; adjusted earnings before interest, taxes, depreciation and amortization; operating income; net operating income after tax; adjusted operating income; pre-tax or after-tax income; cash flow; net earnings; earnings per share (basic or diluted); share price performance; return on assets; return on equity; return on invested capital; return on sales; tangible net asset growth; total shareowner return; return on investment; sales; growth in shareowner value relative to the moving average of S&P 500 Index or a peer group index; market share; cost reduction goals; economic value added; margins (including one or more of gross, operating and net income margins); strategic plan development and implementation; any such metric with respect to Cott or any of its subsidiaries. The Compensation Committee is authorized to make adjustments in the method of calculating attainment of performance objectives or in the terms and conditions of awards in recognition of unusual or nonrecurring events affecting Cott or its financial statements or changes in applicable laws, regulations or accounting principles; provided, however, that, if applicable, any such adjustments shall be made in a manner consistent with Code Section 162(m). For example, non-recurring losses or charges which are separately identified and quantified in Cott’s audited financial statements and notes thereto including, but not limited to, extraordinary items, changes in tax laws, changes in generally accepted accounting principles, impact of discontinued operations, restructuring charges, acquisitions, asset impairment charges, intangible impairment charges, and restatement of prior period financial results, will be excluded from the calculation of performance results for purposes of the Plan.

Adjustments

In the event of any equity restructuring that causes the per share value of shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Compensation Committee will make such adjustments as it deems equitable and appropriate to the aggregate number and kind of shares or other securities issued or reserved for issuance under the plan, the number and kind of shares or other securities subject to outstanding awards, the exercise price of outstanding options and stock appreciation rights, and any maximum limitations prescribed by the plan with respect to certain types of awards or the grants to individuals of certain types of awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of Cott, the above mentioned adjustments may be made as determined to be appropriate and equitable by the Compensation Committee to prevent dilution or enlargement of rights of participants.

Transferability of Awards Made Under the Plan

No award granted under the Plan may be transferred or assigned other than by will or the laws of descent and distribution for normal estate settlement purposes, and stock options and stock appreciation rights may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, by the guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law.

Termination of the Plan

The Plan will terminate on February 14, 2023 the tenth anniversary of the date that the plan was adopted by the board of directors, and no awards will be granted under the Plan after that date. Termination of the Plan will not affect any participant’s rights under any then outstanding award without the written consent of such participant.

Amendment of the Plan

The Plan may be amended by the board of directors, but without further approval by the shareowners of Cott no such amendment may increase the limitations on the number of shares that may be issued under the Plan, the limitations on the amount of awards to individual participants, or the limitations on the value of vested awards to individual participants. In addition, no such amendment may modify the re-pricing prohibition set forth in the plan. The board of directors may condition any amendment on the approval of the shareowners if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of an applicable securities exchange or other applicable laws, policies or regulations. Shareowner approval will be required in the case of any reduction in the exercise price or extension of the term of an award benefiting an insider of Cott. The following amendments may be made without the approval of Cott’s shareowners: (1) amendments of a “housekeeping” nature; (2) a change to vesting provisions; (3) a change to employment termination provisions that does not entail an extension beyond the original expiry date; and (4) any other amendment that does not require shareowner approval pursuant to the rules of any applicable securities exchange.

United States Federal Income Tax Consequences

The following is a brief summary of certain of the United States federal income tax consequences of certain transactions under the Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the exercise price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.

A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the restricted shares will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted stock (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

A participant generally will not recognize income upon the grant of performance shares or performance units. Upon payment, with respect to performance shares or performance units, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and the fair market value of any unrestricted stock received.

To the extent that a participant recognizes ordinary income in the circumstances described above, Cott or the subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Code Section 162(m). Awards of options, stock appreciation rights, restricted share units and performance share units under the Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Code Section 409A. The U.S. Treasury Department and Internal Revenue Service have issued final regulations regarding the impact of Code Section 409A on the taxation of these types of awards. Generally, to the extent that deferrals of these awards fail to meet certain requirements under Code Section 409A, such awards will be subject to immediate taxation and tax penalties in the year they vest unless the requirements of Code Section 409A are satisfied. It is the intent of Cott that awards under the Plan will be structured and administered in a manner that complies with the requirements of Code Section 409A.

Toronto Stock Exchange Approval

The TSX has conditionally approved the Equity Plan Amendment and the listing of the additional shares that may be issued under the Plan pursuant to the Equity Plan Amendment. Listing is subject to Cott fulfilling all of the listing requirements of the TSX, including the requirement to receive shareowner approval.

Shareowner Approval

Pursuant to the rules of the TSX, the adoption of the Equity Plan Amendment requires the approval of a majority of the votes cast at a meeting of shareowners. Accordingly, shareowners will be asked to pass an ordinary resolution in the form set forth in Appendix A to this proxy circular to authorize and approve the adoption of the Equity Plan Amendment.

Failure to Adopt Resolution

If the resolution set out at Appendix A is not adopted, Cott may continue to make grants under the Plan in accordance with the current terms of such plan.

Plan Benefits

If the Equity Plan Amendment is approved, the amount of awards to our non-employee directors, executive officers and other employees is not determinable at this time because such awards would be made in the future.

The following table sets forth information with respect to outstanding stock option grants made pursuant to the Plan as of March 16, 2015.

Name and Position	Number of Options Awarded
Jerry Fowden	739,124
Chief Executive Officer and President

Jay Wells	182,396
Chief Financial Officer

Thomas Harrington	—
Chief Executive Officer
DS Services of America, Inc.

Steven Kitching	167,377
President
North America Business Unit

Marni Morgan Poe	138,870
Vice President, General Counsel and
Secretary

All Current Executive Officers as a Group	1,431,917
Non-Employee Director Group	—
Non-Executive Officer Employee Group	227,639

Recommendation

The board of directors and management recommend that you vote FOR the resolution approving the Equity Plan Amendment. A majority of the votes cast must be in favor of the resolution, which is set out at Appendix A on page A-1, in order for the resolution to be approved. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out in Appendix A, the persons named in the enclosed proxy intend to vote in favor of the resolution. The full text of the Equity Plan Amendment is attached at Appendix B on page B-1 of this proxy circular. The foregoing discussion of the Equity Plan Amendment is qualified in its entirety by reference to the Equity Plan Amendment at Appendix B.

APPROVAL OF COTT CORPORATION EMPLOYEE SHARE PURCHASE PLAN

On March 9, 2015, upon recommendation of the Compensation Committee, the board of directors adopted the Cott Corporation Employee Share Purchase Plan (the “ESPP”) to be effective October 1, 2015, subject to the approval of our shareowners. The purpose of the ESPP is to provide eligible employees of the Company and its designated subsidiaries with an opportunity to acquire an ownership interest in the Company through the purchase of common shares of the Company. We are asking that our shareowners approve the ESPP because we believe the ESPP will further align the interests of employees and shareowners and aid in the recruitment and retention of employees.

The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Code. A description of the material provisions of the ESPP is set forth below. The statements made in this proposal concerning the terms and provisions of the ESPP are summaries and are not intended to be a complete recitation of the ESPP provisions. These statements are qualified in their entirety by express reference to the full text of the ESPP, a copy of which is attached to this proxy statement as Appendix D and is incorporated by reference herein.

Administration and Eligibility

The ESPP will be administered by the Compensation Committee. The Compensation Committee has the authority to (1) construe and interpret the ESPP, (2) determine eligibility for participation under the ESPP, (3) establish, amend or waive rules, procedures and regulations for its administration (including, but not limited to, prescribing the forms and terms of instruments for common share subscriptions and beneficiary designations), and (4) take any such actions as may be necessary in order to comply with the requirements of Section 423 of the Code. All employees, including executive officers, of the Company and subsidiaries designated by the Compensation Committee from time to time will be eligible to participate in the ESPP. As of March 16, 2015, approximately 9,100 employees would be eligible to participate in the ESPP if it were then in place. Non-employee directors are not eligible to participate in the ESPP. Because participation in the ESPP is elective, the benefits that any participant may receive under the ESPP are not presently determinable.

Shares Available for Issuance

The maximum number of common shares that may be purchased by all employees under the ESPP is 3,000,000 (representing 3.2% of the issued and outstanding common shares as of March 16, 2015), which maximum number is subject to adjustment in the case of any change in the shares of the Company, including by reason of a share split, share dividend, reorganization, recapitalization, combination or exchange of shares, merger, consolidation or change in corporate structure. As of March 16, 2015, the closing price of the Company’s common shares on the New York Stock Exchange (the “NYSE”) was $9.44. As of the date hereof, no common shares have been issued under the ESPP.

Purchase of Shares

An eligible employee may elect to participate in the ESPP for successive three-month offering periods through payroll deduction. The minimum contribution which an eligible employee may make under the ESPP is 1% of the employee’s eligible compensation, and the maximum contribution is 15% of the employee’s eligible compensation (or such higher amount as the Compensation Committee may determine). After enrollment, an employee will automatically participate in subsequent offering periods unless the employee ceases to be eligible, withdraws from the ESPP, or terminates employment. At the end of each three-month offering period for which the employee participates, the total amount of each employee’s payroll deduction for that offering period will be used to purchase Cott common shares. The purchase price per share will be equal to 90% of the fair market value of a common share (defined, generally, as the closing price of a common share on the NYSE) on the first day or the last day of the offering period, whichever price is lower. No interest is paid on participant payroll deductions during the offering period. Shares purchased under the ESPP are subject to a required one year holding period beginning on the purchase date, or, if earlier, a participant’s (1) termination of employment, (2) disability, or (3) at the Compensation Committee’s discretion, a financial hardship (as that term is defined in the Restated Cott USA 401(k) Savings & Retirement Plan, as amended from time to time). A participant’s rights under the ESPP are not transferable by the participant during his or her lifetime. When a participant terminates employment for any reason, payroll deductions under the ESPP will cease, and the amount credited to the participant’s account for the current offering period will be refunded in cash.

During an offering period an employee may not purchase more common shares than the number determined by dividing $6,250 by the fair market value of a common share on the first business day of an offering period. In addition, (1) during any calendar year, no employee may be permitted to purchase common shares with an aggregate fair market value greater than $25,000 (based on the fair market value of the shares on the first business day of the offering period), and (2) no employee will be permitted to participate in the ESPP for an offering period if, immediately after commencement of such participation, the employee (and any other person whose shares would be attributed to the employee under the attribution rules of the Code) owns shares possessing 5% or more of the total combined voting power of all classes of shares of the Company. The maximum aggregate number of common shares issuable under the ESPP (1) to any one employee during any one-year period shall be no greater than 5% of the then issued and outstanding common shares, and (2) to insiders (as defined in the TSX Company Manual), at any time, shall not exceed 10% of the then issued and outstanding common shares.

Amendment or Termination

The Compensation Committee may, subject to certain exceptions, terminate, amend, or suspend the ESPP at any time. An amendment to the ESPP will be submitted for shareowner approval to the extent required by the Code, applicable securities law or stock exchange rules, or any other applicable laws. Examples of circumstances where the Compensation Committee may make amendments without shareowner approval include, without limitation, amendments: (i) for the purpose of making formal, minor, administrative or technical modifications to any of the provisions of the ESPP, including amendments of a “housekeeping” nature; (ii) to correct any ambiguity, defective provision, error or omission in the provisions of the ESPP; (iii) to make any amendment that may be required to give effect to, or address, any changes in tax laws, accounting policies, securities laws or other applicable laws; or (iv) that do not require shareowner approval under applicable laws or stock exchange rules. Notwithstanding the foregoing, shareowner approval shall be required for any amendment: (i) to increase the maximum number of common shares issuable under the ESPP; (ii) to change the designation of corporations whose employees may purchase common shares under the ESPP; (iii) to remove or exceed the insider participation limits; (iv) to increase the discount reflected in the definition of “Purchase Price” set forth in the ESPP; or (v) to amend the amendment provisions in the ESPP.

United States Federal Income Tax Consequences

The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Code.

An employee’s payroll deductions to purchase common shares under the ESPP are made on an after-tax basis. No federal income tax is imposed on an employee, and the Company is not entitled to a deduction, on the grant of the right to purchase common shares under the ESPP. Generally, no federal income tax is imposed on an employee, and the Company is not entitled to a deduction, as a result of an employee’s purchase of common shares under the ESPP.

If a participant disposes of common shares purchased under the ESPP within two years after the beginning of the offering period during which the shares were purchased (the “statutory holding period”), the participant will recognize ordinary income in the year in which the shares are disposed of equal to the amount by which the fair market value of the shares on the date of disposition exceeds the purchase price for the shares. A participant will be considered to have disposed of a share if the participant sells, exchanges, makes a gift or transfers (except by death) the share. The Company will be entitled to a deduction at the same time and in the same amount as any ordinary income recognized by the employee. In addition, the difference between the initial purchase price, increased by any ordinary income recognized by the participant, and the selling price of the shares, will be capital gain or loss to the participant.

If a participant disposes of the purchased shares after the expiration of the statutory holding period, then the participant will recognize ordinary income in the year of disposition equal to the lesser of (i) the amount by which the fair market value of the shares of the date of disposition exceeds the purchase price or (ii) 10% of the fair market value of the shares on the first day of the offering period. In addition, the difference between the initial purchase price, increased by any ordinary income recognized by the participant, and the selling price of the shares, will be long-term capital gain or loss to the participant. The Company will not be entitled to a deduction with respect to shares disposed of after the expiration of the statutory holding period.

Canadian Federal Income Tax Consequences

An employee’s payroll deductions to purchase common shares under the ESPP are made on an after-tax basis. No Canadian federal income tax is imposed on an employee, and the Company is not entitled to a deduction, on the grant of the right to purchase common shares under the ESPP. An employee who purchases common shares under the ESPP will be deemed to have received employment income to the extent that the value of the shares at the time the employee acquires them exceeds the purchase price for the shares (the “Employment Benefit”). Any Employment Benefit will be subject to statutory source deduction withholdings. The Company is not entitled to a deduction as a result of an employee’s purchase of common shares under the ESPP.

Generally, dividends on a common share received by an employee who is resident in Canada will be included in computing such employee’s income and be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received by an individual from a taxable Canadian corporation. To the extent that the Company designates the dividends as “eligible dividends”, as defined in the Income Tax Act (Canada) (the “Tax Act”), such dividends will be eligible for the enhanced gross-up and dividend tax credit.

Dividends on a common share received by an employee who is not resident in Canada will be subject to Canadian withholding tax at a rate of 25%, subject to any applicable reduction in such rate under an applicable tax treaty.

If an employee who is resident in Canada disposes of a common share purchased under the ESPP, the employee generally will realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition of the common share, net of any reasonable costs of disposition, exceed (or are less than) the employee’s adjusted cost base of the common share. For the purpose of determining the adjusted cost base to an employee, when a common share of the Company is acquired by the employee, the employee’s cost of such share will be averaged with the adjusted cost base of all other common shares of the Company owned by the employee. The amount of any Employment Benefit generally will be added to the adjusted cost base of the common shares giving rise to the Employment Benefit.

If an employee who is not resident in Canada disposes of a common share purchased under the ESPP, the employee will not be subject to Canadian federal tax on any resulting capital gain unless the common shares are “taxable Canadian property,” as defined in the Tax Act.

Shareowner Approval

Pursuant to the rules of the Code and the rules of the TSX, the adoption of the ESPP requires the approval of a majority of the votes cast at a meeting of shareowners. Accordingly, shareowners will be asked to pass an ordinary resolution in the form set forth in Appendix C to this proxy circular to authorize and approve the adoption of the ESPP.

Recommendation

The board of directors and management recommend that you vote FOR the resolution approving the ESPP. A majority of the votes cast must be in favor of the resolution, which is set out at Appendix C on page C-1, in order for the resolution to be approved. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out in Appendix C, the persons named in the enclosed proxy intend to vote in favor of the resolution. The full text of the ESPP is attached at Appendix D on page D-1 of this proxy circular. The foregoing discussion of the ESPP is qualified in its entirety by reference to the ESPP at Appendix D.

ADDITIONAL INFORMATION

Information about Cott

Upon request to our Secretary you may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended January 3, 2015, our 2014 audited financial statements, and additional copies of this document. Copies of these documents may also be obtained on our website at www.cott.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the SEC at www.sec.gov.

In addition, we have made available on our website our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, as well as the charters of each of our Compensation Committee, Corporate Governance Committee and Audit Committee. Copies of any of these documents are available in print to any shareowner upon request to our Secretary.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy circulars and annual reports. This means that only one Notice, or if applicable, only one copy of our proxy circular or annual report may have been sent to multiple shareowners in your household. We will promptly deliver a separate copy of any of these documents to you if you request one by writing or calling as follows: Cott Corporation, 5519 West Idlewild Avenue, Tampa, Florida, U.S.A. 33634, Attention: Investor Relations Department; telephone number (813) 313-1732. If you want to receive separate copies of future materials, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Approval

Cott’s board of directors has approved the contents and sending of this proxy circular.

MARNI MORGAN POE
Vice President, General Counsel and Secretary

March 26, 2015

APPENDIX A

RESOLUTION APPROVING AMENDMENT TO

AMENDED AND RESTATED COTT CORPORATION EQUITY INCENTIVE PLAN

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

1.	the Amendment to the Amended and Restated Cott Corporation Equity Incentive Plan set forth as Appendix B to the proxy circular dated March 26, 2015 for Cott Corporation’s annual and special meeting of shareowners to be held on May 5, 2015, under the heading “Amendment to Amended and Restated Cott Corporation Equity Incentive Plan” be and the same is hereby authorized and approved; and

2.	any officer or director of Cott Corporation be and is hereby authorized and directed, for and on behalf of Cott Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

A-1

APPENDIX B

AMENDMENT TO AMENDED AND RESTATED COTT CORPORATION EQUITY INCENTIVE PLAN

The Amended and Restated Cott Corporation Equity Incentive Plan (the “Plan”) is hereby adopted on this 18th day of February, 2015, to reflect the following provisions:

1.	Clause (ii) of Section 1 of the Plan is amended and restated in its entirety to read as follows:

“(ii) motivating the performance of key Employees and Nonemployee Directors by means of annual and long-term performance-related incentives,”

2.	The fifth sentence of Section 3(y) of the Plan is amended and restated in its entirety to read as follows:

“Unless the Committee determines to amend the Award so that it no longer qualifies as a Qualified Performance-Based Award, the Committee may not adjust upward the number of Shares granted pursuant to any Qualified Performance-Based Award, but the Committee shall retain the discretion to adjust such Awards downward.”

3.	The first sentence of Section 4(a) of the Plan is amended and restated in its entirety to read as follows:

“Reserved Shares. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of Shares that may be issued from treasury with respect to Awards shall not in the aggregate exceed 20,000,000 Shares.”

4.	Section 4(b) of the Plan is amended and restated in its entirety to read as follows:

“Incentive Stock Option Maximum. In no event shall the number of Shares issued from treasury or otherwise upon the exercise of Incentive Stock Options exceed 20,000,000 Shares, subject to adjustment as provided in Section 14 of the Plan.”

5.	The second sentence of Section 4(d) of the Plan is amended and restated in its entirety to read as follows:

“In addition, neither the Board nor the Committee may, without further shareholder approval, grant to Nonemployee Directors an amount that is equal to or greater than (x) the lesser of (i) 3% of the Company’s issued and outstanding Shares, and (ii) an annual equity award of $500,000 per Nonemployee Director.”

6.	Section 5(b) of the Plan is amended and restated in its entirety to read as follows:

“Subject to Section (d) below, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that (i) the amended or modified terms are permitted by the Plan as then in effect; and (ii) any Grantee divested of his or her existing rights under the Plan with respect to previously-granted Awards by such amended or modified terms shall have consented to such amendment or modification unless such amendment is necessary to comply with applicable law or stock exchange rules.”

7.	The last sentence of Section 5(d) of the Plan is amended and restated in its entirety to read as follows:

“Notwithstanding any other provision of this Plan, neither the Board nor the Committee may, without prior approval of the Company’s shareholders, extend the term of Awards that benefit insiders.”

8.	Section 8(c) of the Plan is amended and restated in its entirety to read as follows:

“Substantial Risk of Forfeiture. Each grant shall provide that the Restricted Shares or Restricted Share Units covered thereby shall be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a Change in Control of the Company or other similar transaction or event. If a Grantee ceases to be an Employee or a Non-Employee

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Director, the number of Shares subject to the Award, if any, to which the Grantee shall be entitled shall be determined in accordance with the Plan and the applicable Award Agreement. All remaining Shares underlying Restricted Shares or Restricted Share Units as to which restrictions apply at the Date of Termination shall be forfeited subject to such exceptions, if any, authorized by the Committee.”

9.	Section 11 of the Plan is amended to add a new Section 11 and to renumber the current Sections 11 through 21, and all references thereto. The new Section 11 of the Plan shall read as follows:

“Minimum Vesting Periods. Except as otherwise provided in this Section 11, (i) Restricted Share and Restricted Share Unit Awards that vest solely as a result of the passage of time and continued service by the Grantee shall be subject to a vesting period of not less than one year from the date of grant of the applicable Award (but permitting pro rata vesting over such time), (ii) Option and Stock Appreciation Right Awards that vest solely as a result of the passage of time and continued service by the Grantee shall be subject to a vesting period of not less than one year from the date of grant of the applicable Award (but permitting pro rata vesting over such time), and (iii) Restricted Share, Restricted Share Unit, Performance Share and Performance Unit Awards whose vesting is subject to the achievement of specified performance objectives over a Performance Period shall be subject to a Performance Period of not less than one year. The minimum vesting periods specified in clauses (i), (ii), and (iii) of the preceding sentence shall not apply: (A) to a termination of employment due to death or disability; (B) upon a Change in Control; (C) to a substitute award that does not reduce the vesting period of the award being replaced; or (D) to Awards involving an aggregate number of Shares not in excess of 5% of the number of Shares reserved for issuance under Section 4(a) of the Plan.”

10.	Clause (iii) of Section 16(d)(4) of the Plan is amended and restated in its entirety to read as follows:

“(iii) any performance objectives applicable to Awards will be deemed to have been satisfied at the “target” level of performance specified in connection with the applicable Award.”

Except as otherwise expressly provided herein, all of the terms, conditions and provisions of the Plan shall remain the same, and the Plan, as amended hereby, shall continue in full force and effect.

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APPENDIX C

RESOLUTION APPROVING

COTT CORPORATION EMPLOYEE SHARE PURCHASE PLAN

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

1.	the Cott Corporation Employee Share Purchase Plan set forth as Appendix D to the proxy circular dated March 26, 2015 for Cott Corporation’s annual and special meeting of shareowners to be held on May 5, 2015, under the heading “Cott Corporation Employee Share Purchase Plan” be and the same is hereby authorized and approved; and

2.	any officer or director of Cott Corporation be and is hereby authorized and directed, for and on behalf of Cott Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

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APPENDIX D

COTT CORPORATION EMPLOYEE SHARE PURCHASE PLAN

Section 1. Purpose.

The purpose of the Cott Corporation Employee Share Purchase Plan is to provide employees of Cott Corporation and its Designated Subsidiaries with the opportunity to acquire a proprietary interest in the Company through the purchase of the Company’s Common Shares. The Plan is effective October 1, 2015. It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423.

Section 2. Definitions.

(a)	“Account” means the bookkeeping account established and maintained by the Company for each Participant to which shall be credited all Contributions made on behalf of the Participant pursuant to Section 6(b) of the Plan.

(b)	“Board” means the Board of Directors of the Company.

(c)	“Business Day” means any day (other than a Saturday or Sunday) on which the New York Stock Exchange is permitted to be open for trading.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Committee” means the Human Resources and Compensation Committee of the Board.

(f)	“Common Shares” means the common shares of the Company.

(g)	“Company” means Cott Corporation, and any successor thereto.

(h)	“Compensation” means total cash compensation received by an Employee from the Company or a Designated Subsidiary. By way of illustration, but not limitation, Compensation includes regular compensation such as salary, wages, overtime, shift differentials, bonuses, commission and incentive compensation, but excludes relocation expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any share option, share purchase, or similar plan of the Company or any Designated Subsidiary.

(i)	“Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of:

(i)	sick leave;

(ii)	military leave;

(iii)	any other leave of absence approved by the Company’s Human Resources Department (provided that leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time); or

(iv)	transfers between locations of the Company or between the Company and its Designated Subsidiaries.

(j)	“Contributions” means all payroll deductions credited to the Account of a Participant pursuant to Section 6(b) of the Plan.

(k)	“Designated Broker” means the stock brokerage or other financial services firm designated by the Committee to hold Common Shares purchased by Participants under the Plan.

(l)	“Designated Subsidiaries” means the Subsidiaries that have been designated by the Committee from time to time in its sole discretion as having Employees eligible to participate in the Plan.

(m)	“Effective Date” means October 1, 2015, the date on which the Plan takes effect.

(n)	“Employee” means any person, including any Officer, who is a common-law employee of the Company or a Designated Subsidiary, including employees who are members of a collective bargaining unit.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)	“Fair Market Value” means, as of any relevant date, the closing price of a Share on the New York Stock Exchange (“NYSE”) as reported in The Wall Street Journal or as reported on such other national or regional securities exchange or market system constituting the primary market for such shares, or as determined by the Committee if such shares are not so reported. If the relevant date does not fall on a day on which the Common Shares are quoted on the NYSE or such other national or regional securities exchange or market system, the date on which the Fair Market Value per Share shall be established shall be the last day on which the Common Shares of the Company were so quoted prior to such relevant date.

(q)	“Insider” has the meaning given to such term in the TSX Company Manual, as such manual may be amended, supplemented or replaced from time to time.

(r)	“Offering Date” means the first Business Day of each Offering Period of the Plan.

(s)	“Offering Period” means a period of three (3) months commencing on October 1, 2015, and each January 1, April 1, July 1, and October 1 thereafter (or at such other times as may be determined by the Committee), during which an Employee can set aside payroll deductions for use in purchasing Common Shares.

(t)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u)	“Participant” means an Employee of the Company or a Designated Subsidiary who elects to participate in the Plan pursuant to the provisions of Section 5.

(v)	“Plan” means this Cott Corporation Employee Share Purchase Plan, effective as of October 1, 2015.

(w)	“Purchase Date” means the last Business Day of each Offering Period.

(x)	“Purchase Price” means with respect to an Offering Period, an amount equal to 90% of the Fair Market Value of a Common Share on the Offering Date or the Purchase Date, whichever is lower.

(y)	“Required Holding Period” means the 12-month period described in Section 8(b).

(z)	“Share” means a full or fractional Common Share, as adjusted in accordance with Section 16 of the Plan.

(aa)	“Subscription Agreement” means the enrollment forms provided by the Company’s Human Resources Department and completed by an Employee electing to participate in the Plan in accordance with Section 5.

(bb)	“Subscription Date” means the last Business Day before the Offering Date of the first Offering Period to which the Subscription Agreement applies.

(cc)	“Subsidiary” means any subsidiary corporation of the Company within the meaning of Code Section 424(f).

(dd)	“TSX” means the Toronto Stock Exchange.

Section 3. Eligibility.

(a)	General Rule. With respect to any Offering Period, any Employee on the Offering Date for such Offering Period shall be eligible to participate in the Plan during such Offering Period subject to the requirements of Section 5(b), the Insider participation limits as described in Sections 3(b)(v) and (vi), and any limitations imposed by Code Section 423.

(b)	Exceptions to the General Rule. Notwithstanding anything to the contrary under the Plan, no Employee shall be eligible to participate in the Plan for an Offering Period if:

(i)	immediately after commencement of such participation, such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own Shares and/or hold outstanding options to purchase Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary of the Company;

(ii)	such participation would permit the Employee to purchase Common Shares under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries at a rate that exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such Common Shares (determined as of the Offering Date) for each calendar year in which such Employee participated in the Plan at any time;

(iii)	such participation would permit the Employee to purchase during the Offering Period a number of Common Shares that exceeds the number of Common Shares determined by dividing $6,250 by the Fair Market Value of a Common Share on the Offering Date;

(iv)	the maximum aggregate number of Common Shares issuable under the Plan to any one Employee during any one-year period shall be no greater than 5% of the then issued and outstanding Common Shares;

(v)	the maximum aggregate number of Common Shares issuable under the Plan to Insiders (including those Common Shares issuable under any other security based compensation arrangement of the Company), at any time, shall not exceed 10% of the then issued and outstanding Common Shares; or

(vi)	the maximum aggregate number of Common Shares that may be issued under the Plan to Insiders (including those Common Shares issuable under any other security based compensation arrangement of the Company), during any one-year period, shall not exceed 10% of the then issued and outstanding Common Shares.

(c)	Non-Employee Directors. Non-employee directors of the Company are not eligible to participate in the Plan.

Section 4. Offering Periods.

The Plan shall be implemented through Offering Periods. Offering Periods shall continue until either (i) the Committee decides, in its sole discretion, that there will be no further Offering Periods because the Common Shares remaining available under the Plan are insufficient to make offerings to all Employees, or (ii) the Plan is terminated in accordance with Section 17 of the Plan.

Section 5. Participation.

(a)	Initial Participation. An Employee may become a Participant on the first applicable Offering Date by delivering to the Company’s Human Resources Department a Subscription Agreement indicating the Employee’s election to participate in the Plan and authorizing payroll deductions. In respect of a particular Offering Period, the Subscription Agreement must be delivered no later than the Subscription Date. The Subscription Agreement may be submitted electronically, as directed by the Company. An Employee who becomes eligible to participate in the Plan and completes and submits a Subscription Agreement to the Company’s Human Resources Department in accordance with this Plan following the Subscription Date for an Offering Period shall not be eligible to participate during that Offering Period but may participate in any subsequent Offering Period provided such Employee is still eligible to participate in the Plan as of the Offering Date of any subsequent Offering Period. The Committee may, from time to time, change the Subscription Date applicable to any Offering Period as deemed advisable in its sole discretion for proper administration of the Plan.

(b)	Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately following each Offering Period in which the Participant participates unless he or she:

(i)	ceases to be eligible as provided in Section 3 above;

(ii)	withdraws from the Plan pursuant to Section 9(a) below, or

(iii)	terminates employment as provided in Section 9(b).

If a Participant automatically participates in a subsequent Offering Period pursuant to this Section 5(b), then the Participant is not required to complete and submit any additional Subscription Agreement to the Company’s Human Resources Department for any such subsequent Offering Period in order to continue participation in the Plan. However, a Participant may complete and submit a Subscription Agreement to the Company’s Human Resources Department with respect to a subsequent Offering Period if the Participant desires to change any of the Participant’s elections contained in the Participant’s then effective Subscription Agreement.

(c)	Payroll Deductions. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan. Payroll deductions shall commence on the first full payroll following the Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of a given Offering Period, unless sooner terminated by the Participant as provided in Section 9 of the Plan.

Section 6. Method of Payment of Contributions.

(a)	Limitations on Payroll Deduction Elections. Contributions during an Offering Period may be paid for only by means of payroll deductions accumulated during the Offering Period from the Participant’s regularly scheduled pay checks. A Participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) (or such greater percentage as the Committee may establish from time to time before an Offering Date) of such Participant’s Compensation on each payday during the Offering Period.

(b)	Participant Accounts. All Contributions authorized by a Participant shall be credited to the Account established under the Plan for the Participant. The monies represented by such Account shall be held as part of the Company’s general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such monies. A Participant may not make any separate cash payment or contribution to such Account.

(c)	Changes or Discontinuation of Payroll Deductions. A Participant may not increase or decrease his or her Contributions during an Offering Period. However, any Subscription Agreement completed and submitted to the Company’s Human Resources Department by the Participant no later than the Subscription Date for the next Offering Period which specifies a different Contribution amount per pay check (whether increasing or decreasing such amount) shall take effect as of such Offering Date. A Participant may discontinue his or her participation in the Plan as provided in Section 9.

(d)	Company’s Rights to Adjust Payroll Deductions. Notwithstanding anything to the contrary, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b)(ii) above, a Participant’s payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to a percentage less than that elected by the Participant, including to 0%. Payroll deductions shall recommence at the rate provided in such Participant’s Subscription Agreement at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 9.

Section 7. Purchase of Shares.

(a)	Right to Purchase Shares. On each Purchase Date, each eligible Employee participating in such Offering Period shall purchase that number of full and fractional Shares determined by dividing such Employee’s Account balance as of such Purchase Date by the applicable Purchase Price; provided, however, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 11.

(b)	General Rule. Unless a Participant withdraws from the Plan as provided in Section 9, the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period by applying the amount in the Participant’s Account to the purchase of that number of full and fractional Shares determined by dividing such amount by the Purchase Price. The Shares purchased upon exercise of a purchase right hereunder shall be deemed to be transferred to the Participant on the Purchase Date. During his or her lifetime, a Participant’s right to purchase Shares hereunder is exercisable only by the Participant.

(c)	Pro Rata Allocation. If the total number of Shares to be purchased by Participants under the Plan exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available in a uniform and non-discriminatory manner. In such event, the payroll deductions to be made pursuant to the authorizations therefore shall be reduced accordingly and the Committee shall give written notice of such reduction to each affected Participant.

Section 8. Delivery of Shares, Required Holding Period, and Dividends

(a)	Delivery of Shares. As soon as administratively practicable after a Purchase Date, the number of Shares purchased by each Participant shall be registered in the name of each Participant, as appropriate, and deposited into an account established in the Participant’s name with the Designated Broker.

(b)	Required Holding Period. The Participant may dispose of the Shares in his or her Designated Broker account at any time after the Required Holding Period, whether by sale, exchange, gift or other transfer or title, in which case applicable transaction fees will be charged. The Required Holding Period shall mean, with respect to each Share in the Participant’s Account, the period commencing on the Purchase Date of the Share and ending on the 12-month anniversary thereof, or, if earlier, upon:

(i)	termination of the Participant’s Continuous Status as an Employee for any reason (including death or retirement);

(ii)	the Participant’s receipt of disability benefits under a long-term disability plan covering Employees of the Company (or, if such Participant is not employed in a classification that is covered by the plan, a determination by the Plan Administrator that such Participant would be eligible to receive disability benefits under the plan is such Participant were employed in an eligible classification); or

(iii)	at the Committee’s discretion, the Participant experiencing a financial hardship (as that term is defined in the Restated Cott USA 401(k) Savings & Retirement Plan, as amended from time to time).

After the completion of the Required Holding Period described above, a Participant may initiate the partial or full transfer of such Participant’s Shares being held in the Participant’s account with the Designated Broker to another stock brokerage firm. Upon a partial transfer request, the Designated Broker shall transfer the Shares requested to be transferred and held in such account to such other stock brokerage firm. Upon a full transfer request, the Designated Broker shall transfer all full Shares held in such account to such other stock brokerage firm and shall distribute the value of all fractional Shares to the Participant.

(c)

Dividends. Dividends paid in the form of cash, Shares, or other non-cash consideration with respect to the Common Shares in a Participant’s Account shall be credited to such Account. However, if a Participant holding Shares in any Account is subject to withholding taxes on any dividends payable with respect to the Shares, all cash dividends payable on those Shares shall be paid by the Company net of the applicable withholding taxes on such dividends, which taxes shall be withheld by the Company and paid to the appropriate tax authorities. The Company or any other Designated Subsidiary employing each Participant shall annually notify the Participant, as part of its periodic reporting obligations under applicable laws, of the amount of such withholding applicable to dividends on the Participant’s Shares in an Account, in order to enable the Participant to apply for any applicable tax credit in each country in which the Participant is subject to taxes on such dividends.

Section 9. Voluntary Withdrawal; Termination of Employment

(a)	Withdrawal During an Offering Period. A Participant may withdraw all but not less than all of his or her Account balance under the Plan at any time prior to a Purchase Date by submitting a completed “Notice of Withdrawal” form to the Company’s Human Resources Department. The Participant’s Account balance will be paid to him or her as soon as administratively practicable after receipt of his or her Notice of Withdrawal and his or her participation for the current period will be automatically terminated and no further payroll deductions for the purchase of Shares will be made during the Offering Period. The termination of such participation shall be irrevocable, and the Participant may not subsequently rejoin that same Offering Period.

(b)	Termination of Employment. Upon termination of the Participant’s Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, whether voluntary or involuntary, including retirement or death, his or her Account balance will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 13, and his or her purchase right will be automatically terminated.

(c)	Subsequent Participation. A Participant’s withdrawal during an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan that may hereafter be adopted by the Company.

Section 10. Interest

No	interest shall accrue on the Contributions credited to a Participant’s Account under the Plan.

Section 11. Shares

(a)	Shares Subject to the Plan. The maximum number of Common Shares which may be sold under the Plan is 3,000,000. Such Common Shares may be either authorized and unissued shares or issued shares heretofore or hereafter acquired and held as treasury shares, as the Board may from time to time determine. In the event that there is an increase or decrease in the number of issued Common Shares by reason of any cause such as a share split, reorganization, recapitalization, combination or exchange of shares, merger, consolidation, or any other change in the corporate structure without receipt or payment of consideration by the Company (see Section 16 below), the number of Shares then remaining for issue under the Plan shall, in each such event, be adjusted by the Committee in proportion to the change in issued Common Shares resulting from such cause.

(b)	Shareowner Rights. The Participant shall have no interest or voting right in Shares covered by his or her purchase right until such purchase right has been exercised.

(c)	Registering of Shares. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant.

Section 12. Administration

(a)	General. The Plan shall be administered by the Committee.

(b)	Authority of the Board. The Committee shall have the authority:

(i)	to construe and interpret the Plan;

(ii)	to determine eligibility for participation under the Plan;

(iii)	to establish, amend or waive rules, procedures and regulations for its administration (including, but not limited to, prescribing the forms and terms of instruments for Participants’ Common Share subscriptions and beneficiary designations); and

(iv)	to take any such actions as may be necessary in order to comply with the requirements of Section 423 of the Code.

Offerings under the Plan may be subject to such provisions as the Committee shall deem advisable, and may be amended by the Committee from time to time. Decisions of the Committee shall be final binding on all parties having an interest in the Plan.

(c)	Powers of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

(d)	Indemnification. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Common Share offering made under it. To the maximum extent permitted by applicable law, each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own fraud or bad faith.

Section 13. Designation of Beneficiary.

A Participant may file a written designation of a beneficiary or beneficiaries who are to receive any of the benefits under this Plan in the form of Common Shares and/or cash in the event of such Participant’s death prior to delivery of such benefits. Such designation of beneficiary or beneficiaries may be changed by the Participant at any time by written notice. Upon the death of a Participant and upon receipt by the Committee of proof of the identity and existence at the Participant’s death of a beneficiary validly designated by the Participant, the Committee shall deliver such benefits to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Committee shall deliver such benefits to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Committee), the Committee, in its discretion, may deliver such benefits to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate. No designated beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in such benefits credited to the Participant under the Plan.

Section 14. Transferability.

Neither Contributions credited to a Participant’s Account nor any rights with regard to the receipt of Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 9.

Section 15. Reports.

Statements of Account will be provided to participating Employees by the Company or the Designated Broker at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any, in the Participant’s Account.

Section 16. Adjustments Upon Changes in Capitalization; Corporate Transactions.

Subject to any required action by the shareowners of the Company, in the event of a share split, share dividend, reorganization, recapitalization, reclassification or combination of shares, merger, consolidation, spinoff, sale of assets or similar event, the Committee, in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems equitable, including but not limited to the following:

(i)	the number and kind of shares or other securities that are reserved for issuance under the Plan;

(ii)	the number and kind of share or other securities that are subject to outstanding purchase rights,

(iii)	the appropriate Fair Market Value and other price determination applicable to the purchase rights, and/or,

(iv)	any other affected term of such purchase right.

The Committee shall make all determination under this Section 16, and all such determinations shall be conclusive and binding.

Section 17. Amendment or Termination.

(a)	The Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate in light of, and consistent with, Section 423 of the Code, or otherwise; provided, however, that no such amendment shall be effective, without approval of the shareowners of the Company, if shareowner approval of the amendment is required by Rule 16b-3 under the Exchange Act or any successor rule or Section 423 of the Code. The Committee also may terminate the Plan or an Employee’s participation in the Plan at any time; provided, however, that the Committee shall not have the right to modify, cancel, or amend any outstanding Contributions or Shares issued pursuant to the Plan before such termination unless each Participant consents in writing to such modification, amendment or cancellation.

(b)	Without shareowner consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable that are consistent with the Plan. Examples of circumstances where the Committee may make amendments without shareowner approval include, without limitation, amendments that would:

i.	for the purpose of making formal, minor, administrative or technical modifications to any of the provisions of the Plan, including amendments of a “housekeeping” nature;

ii.	to correct any ambiguity, defective provision, error or omission in the provisions of this Plan;

iii.	to make any amendment that may be required to give effect to, or address, any changes in tax laws, accounting policies, securities laws or other applicable laws; or

iv.	any other amendment that does not require shareowner approval under applicable laws or the rules of the NYSE or the TSX.

(c)	Notwithstanding the foregoing, shareowner approval shall be required for any amendment:

i.	to increase the maximum number of Common Shares issuable under the Plan;

ii.	to change the designation of corporations whose employees may purchase Common Shares under the Plan;

iii.	to remove or exceed the Insider participation limits as described in Section 3(b);

iv.	to increase the discount reflected in the definition of Purchase Price; or

v.	to this Section 17.

Section 18. Notices.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

Section 19. Conditions for Issuance of Shares.

Shares shall not be issued with respect to the Plan unless such Shares and the issuance and delivery of such Shares pursuant to the Plan shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to an Employee’s participation in the Plan, the Company may require the person to represent and warrant that any Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

Section 20. Term of Plan; Effective Date.

The Plan shall become effective on the Effective Date, subject to approval by the Company’s shareowners. It shall continue in effect until all of the Shares authorized for issuance under the Plan have been exhausted, unless sooner terminated under Section 17.

Section 21. Additional Restrictions of Rule 16b-3.

The terms and conditions of purchase rights granted hereunder to and the purchase of Shares by Officers shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such purchase rights shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

Section 22. Notice of Disposition of Shares.

Each Participant shall give prompt notice to the Company of any disposition or other transfer of ownership of Shares purchased during an Offering Period under this Plan if such disposition or transfer of ownership is made from an account other than the Participant’s account with the Designated Broker within two (2) years from the Offering Date of the Offering Period in which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer of ownership and the amount realized by the Participant, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer of ownership.

Section 23. Merger or Asset Sale.

In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Plan shall be assumed by the successor corporation or a parent corporation or subsidiary corporation of the successor corporation (as such terms are defined in Code Sections 424(e) and (f)). In the event that the successor corporation refuses to assume the Plan, any Offering Period then in progress shall be shortened by setting a new Purchase Date and any Offering Period then in progress shall end on the new Purchase Date. The new Purchase Date shall be before the date of the Company’s proposed sale or merger. The Company shall notify each Participant in writing, at least ten (10) Business Days prior to the new Purchase Date, that the Purchase Date has been changed to the new Purchase Date and that the purchase of Shares shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 9 hereof.

Section 24. Equal Rights and Privileges.

All Employees of the Company (or of any Designated Subsidiary) will have equal rights and privileges under this Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code and applicable Treasury regulations promulgated thereunder.

Section 25. General Provisions.

(a)	Employment. Nothing in the Plan or in any related instrument shall confer upon any Employee Participant or other Employee any right to continue in the employ of the Company or shall affect the right of the Company to terminate the employment of any Employee Participant or other Employee with or without cause.

(b)	Governing Law. The Plan and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida, except to the extent governed or superseded by the laws of the United States.

(c)	No Implied Rights. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Board in accordance with the terms and provisions of the Plan

(d)	Successors. All obligations of the Company under the Plan, with respect to purchase rights thereunder, shall be binding on any successor to the Company, whether the existence or such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

(e)	Severability. In the event that any provision of the Plan shall be determined to be invalid or unenforceable for any reason, the remaining provisions of the Plan shall be unaffected thereby and shall remain in full force and effect in such jurisdiction, and any such invalid or unenforceable provision shall not be considered invalid and unenforceable in any other jurisdiction.

Section 26. Compliance with Laws.

It is the Employee’s obligation to comply with all applicable laws in respect of such Employee’s participation in the Plan, including all reporting and filing obligations to applicable regulatory authorities in connection therewith.

Section 27. Non-Exclusivity of the Plan.

Neither the adoption of this Plan by the Board nor the submission of the Plan to the shareowners of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of share options otherwise than under this Plan, and such other incentive arrangements may be either generally applicable or applicable only in specific cases.

APPENDIX E

COTT CORPORATION (the “Corporation”)

MANDATE OF THE BOARD OF DIRECTORS

Purpose:

The purpose of this mandate is to set out the responsibilities of the Board of Directors of the Corporation. The Board of Directors is committed to fulfilling its statutory mandate to supervise the management of the business and affairs of the Corporation with the highest standards of ethical conduct and in the best interests of the Corporation. The Board of Directors approves the strategic direction of the Corporation and oversees the performance of the Corporation’s business and management. The management of the Corporation is responsible for presenting strategic plans to the Board of Directors for review and approval and for implementing the Corporation’s strategic direction.

This mandate should be read in conjunction with the Corporate Governance Guidelines of the Corporation which set out additional responsibilities of the Board of Directors and contain guidelines pertaining to, inter alia, board size, selection, expectations, committees and meetings.

Responsibilities:

The Board of Directors shall:

1.	Satisfy itself as to the integrity of the Chief Executive Officer and other senior officers and that the Chief Executive Officer and other senior officers create a culture of integrity throughout the Corporation.

2.	Review and approve the annual operating plan (including the capital budget), long- and short-term strategic plans (which take into account, among other things, the opportunities and risks facing the Corporation’s business) and business objectives of the Corporation that are submitted by management and monitor the implementation by management of the strategic plan.

3.	Identify and review the principal business risks of the Corporation’s business and oversee, with the assistance of the Audit Committee, the implementation and monitoring of appropriate risk management systems and the monitoring of risks.

4.	Ensure, with the assistance of the Corporate Governance Committee, the effective functioning of the Board of Directors and its committees in compliance with the corporate governance requirements of stock exchange listing rules and applicable law, and that such compliance is reviewed periodically by the Corporate Governance Committee.

5.	Develop the Corporation’s approach to corporate governance. The Corporate Governance Committee shall develop a set of corporate governance principles and guidelines that are specifically applicable to the Corporation. The Board of Directors shall review and approve the principles and guidelines applicable to the Corporation and its officers, directors, and employees, including the Code of Ethics for Senior Officers and the Code of Business Conduct and Ethics.

6.	Satisfy itself that internal controls and management information systems for the Corporation are in place, are evaluated as part of the internal auditing process and reviewed periodically at the initiative of the Audit Committee.

7.	Assess the performance of the Corporation’s executive officers, including establishing and monitoring appropriate systems for succession planning as set forth in the Corporate Governance Guidelines of the Corporation (including appointing, training and monitoring senior management) and for periodically monitoring the compensation levels of such executive officers based on determinations and recommendations made by the Human Resources and Compensation Committee.

8.	Ensure that the Corporation has in place a policy for effective communication with shareowners, other stakeholders and the public generally.

E-1

9.	Review and, where appropriate, approve the recommendations made by the various committees of the Board of Directors, including, without limitation, to: select nominees for election to the Board of Directors; appoint directors to fill vacancies on the Board of Directors; appoint and replace, as applicable, the chairman, the lead independent director, the members of the various committees of the Board of Directors and the chair of each such committee; and establish the form and amount of director compensation.

The Board of Directors has delegated to the Chief Executive Officer, working with the other executive officers of the Corporation and its affiliates, the authority and responsibility for managing the business of the Corporation.

The Chief Executive Officer shall seek the advice and, in appropriate situations, the approval of the Board of Directors with respect to extraordinary actions to be undertaken by the Corporation, including those that would make a significant change in the financial structure or control of the Corporation, the acquisition or disposition of any significant business, the entry of the Corporation into a major new line of business or transactions involving related parties.

Measures for Receiving Shareowner Feedback:

The Corporation shall provide a mechanism for receiving feedback from shareowners regarding its publicly disseminated materials and otherwise. The Board of Directors, upon recommendation of the Corporate Governance Committee, will adopt specific procedures for permitting shareowner feedback and communication with the Board of Directors, including procedures that address consideration of persons suggested by shareowners as potential director nominees. Shareowners must comply with the “advance notice” requirements of the Corporation’s by-laws to suggest a nominee to the Board of Directors, unless such requirements are waived by the Board of Directors.

Expectations of Directors:

The Board of Directors shall develop and update, in conjunction with the Corporate Governance Committee, specific expectations of directors. Such expectations shall be set out in the Corporate Governance Guidelines of the Corporation.

Annual Evaluation:

At least annually, the Board of Directors through the Corporate Governance Committee shall, in a manner the Board of Directors determines to be appropriate:

•

Conduct a review and evaluation of the performance of the Board of Directors and its members, its committees and their members, including the compliance of the Board of Directors with this mandate and of the committees with their respective charters.

•	Review and assess the adequacy of this mandate.

Revised: February 2015

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APPENDIX F

COTT CORPORATION (the “Corporation”)

AUDIT COMMITTEE (the “Committee”)

CHARTER

Purpose:

The Committee is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling the oversight responsibilities it has with respect to: (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements, (3) the qualifications and independence of the independent auditor of the Corporation, (4) the performance of the Corporation’s internal auditors and independent auditor, and (5) disclosure controls, internal controls over financial reporting, and compliance with ethical standards adopted by the Corporation.

Committee Authority and Responsibilities:

To fulfill its responsibilities and duties, the Committee shall:

Meetings

1.	Report regularly to the Board by means of written or oral reports, submission of minutes of Committee meetings or otherwise, from time to time or whenever it shall be called upon to do so, including a review of any issues that arise with respect to the quality and integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the performance and independence of the Corporation’s independent auditor, and the performance of the internal auditors.

2.	Meet as often as it determines necessary, but not less frequently than quarterly. The Committee shall meet separately in person or telephonically, periodically, with management (including the Chief Financial Officer and Chief Accounting Officer), the internal auditors and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meeting shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board.

Financial Statement and Disclosure Matters

3.	Meet to review and discuss the annual audited financial statements with management and the independent auditor, including the Corporation’s specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K.

4.	Meet to review and discuss the quarterly financial statements with management and the independent auditor prior to filing its Form 10-Q, including the results of the independent auditor’s review of the Corporation’s quarterly financial statements.

5.	Discuss with management and the independent auditor significant financial accounting and reporting issues, complex or unusual transactions and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles.

6.	Review and discuss with management and the independent auditor any issues as to the adequacy of the Corporation’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

7.	Prepare the audit report required by the rules of the U.S. Securities and Exchange Commission to be included in the Corporation’s annual proxy circular and any other Committee reports required by applicable U.S. or Canadian securities laws or stock exchange listing requirements or rules.

8.	Discuss with management the Corporation’s earnings press releases (including the use of any “pro forma” or “adjusted” non-GAAP information) prior to the public disclosure thereof by the Corporation, as well as financial information and earnings guidance provided to analysts and rating agencies.

9.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Corporation’s financial statements.

10.	Review disclosures made to the Committee by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

11.	Review and discuss with management (including the senior internal audit executive) and the independent auditor the Corporation’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Corporation’s Form 10-K.

Oversight of the Corporation’s Risk Management Function

12.	Oversee the risk management activities of the Corporation, which will include holding periodic discussions with management regarding the Corporation’s guidelines and policies with respect to risk assessment, risk management, and major strategic, financial and operational risk exposures such as fraud, environmental, competitive and regulatory risks. The Committee shall receive regular reports regarding such risks and the steps management has taken to monitor and control any exposure resulting from such risks. The Committee shall, on at least an annual basis, facilitate a discussion with the Board regarding the Corporation’s risk management function and the Corporation’s major strategic, financial and operational risk exposures.

Oversight of the Corporation’s Relationship with the Independent Auditor

13.	Subject to compliance with the requirements of applicable laws, the Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor and advisors retained by the Committee (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditor shall report directly to the Committee.

14.	Before the engagement of the independent auditor and at least annually thereafter, review and discuss with the independent auditor the independent auditor’s written communications to the Committee regarding the relationships between the auditor and the Corporation that, in the auditor’s professional judgment, may reasonably be thought to bear on its independence and affirming in writing to the Committee that the auditor is independent.

15.

Review with the independent auditor any audit problems or difficulties and management’s response. This review should include a discussion of (a) any restrictions on the scope of the independent auditor’s activities or on access to requested information, and (b) any significant disagreements with management. The Committee may review, as it deems appropriate, (i) any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise) (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Corporation.

16.	Subject to compliance with the requirements of applicable law, the Committee shall set clear hiring policies for employees or former employees and partners or former partners of the current and former independent auditor.

17.	The Committee shall, at least annually, obtain and review a report from the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues, and (iii) all relationships between the independent auditor and the Corporation (to assess the auditor’s independence).

18.	Based on the above mentioned report and the independent auditor’s work throughout the year, the Committee shall evaluate the qualifications, performance and independence of the independent auditor, and select the Corporation’s auditor for the next year, subject to shareholder ratification. In this evaluation, the Committee shall (i) consider whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditor’s independence, (ii) evaluate the lead partner of the independent auditor’s team and make sure that there is a regular rotation of the lead partner, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent auditing firm on a regular basis, (iii) evaluate the independent auditor’s team, and (iv) take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

19.	The Committee shall review and discuss quarterly reports from the independent auditor (required by Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”)) on (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. Additionally, the Committee shall review with the independent auditor the matters required to be discussed under the standards of the Public Company Accounting Oversight Board.

20.	The Chair of the Committee shall be permitted to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation or its subsidiary entities by its independent auditor; provided that any such pre-approvals shall be subject to ratification by the Committee at its next meeting. This permission is also subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee shall review and discuss with the independent auditor the nature and scope of any tax services to be approved, as well as the potential effects of the provision of such services on the auditor’s independence.

21.	Meet with the independent auditor prior to the annual audit to review and discuss the planning and staffing of the audit.

Oversight of the Corporation’s Internal Audit Function

22.	The senior internal audit executive will report directly to the Chair of the Committee and administratively on a dotted line to the Corporation’s Chief Financial Officer. The Committee will review and advise management on the selection and removal of the senior internal audit executive.

23.	Review the significant reports to management prepared by the internal audit department and management’s responses.

24.	Periodically review, with the independent auditor, the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

25.	Periodically review, with the senior internal audit executive, any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.

26.	Annually, review and recommend changes (if any) to the internal audit charter.

Compliance Oversight Responsibilities

27.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

28.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

29.	Periodically review and discuss with management, the internal auditors, and the independent auditor the overall adequacy and effectiveness of the Corporation’s legal, regulatory and ethical compliance programs, including the Corporation’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers. The Committee shall periodically receive from management confirmation of its compliance with material legal and regulatory compliance requirements. The Committee shall advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers. Consistent with these responsibilities, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation’s policies, procedures, and practices at all levels. The Committee shall also provide for open communication among the independent auditor, management, the internal audit function, and the Board.

30.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

31.	Discuss with the Corporation’s General Counsel legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies and internal controls.

32.	It is understood that in order to properly carry out its responsibilities, the Committee shall have the authority, without seeking Board approval and to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Corporation and to any advisors employed by the Committee, as well as the funding levels for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership and Evaluation:

33.	Upon the recommendation of the Corporate Governance Committee, the Board shall elect annually from among its members a committee to be known as the Audit Committee to be composed of at least three independent directors, none of whom shall (a) accept directly or indirectly from the Corporation or any subsidiary of the Corporation any consulting, advisory or other compensatory fee or (b) be affiliated with the Corporation or (c) be officers or employees of the Corporation or of any of its affiliates, or have been an officer or employee of the Corporation, any of its affiliates or the independent auditor in the three years prior to being appointed to the Committee or (d) be an immediate family member of any of these persons.

34.	Each member of the Committee shall meet the independence, experience and financial literacy requirements of any stock exchange upon which the Corporation’s stock is listed from time to time and in accordance with U.S. and Canadian securities laws, including applicable listing standards. At least one member of the Committee shall be an “audit committee financial expert” (as defined by the Securities and Exchange Commission).

35.	Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that simultaneous service on more than two other audit committees would not impair such member’s ability to effectively serve on the Committee. If such a determination is made, it must be disclosed in the Corporation’s annual proxy circular.

36.	A majority of the members of the Committee shall constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present (in person or by means of telephone conference whereby each participant has the opportunity to speak to and hear one another) or by a resolution in writing signed by all the members of the Committee. Polling of Committee members in lieu of a meeting is not permitted.

37.	Each member of the Committee shall hold such office until the next annual meeting of shareholders after election as a member of the Committee. However, any member of the Committee may be removed or replaced at any time by the Board and shall cease to be a member of the Committee as soon as such member ceases to be a director or otherwise ceases to be qualified to be a member of the Committee.

38.	Upon the recommendation of the Corporate Governance Committee, the Board shall elect a member of the Committee to act as Chair (the “Chair”). The Chair will appoint a secretary who will keep minutes of all meetings (the “Secretary”), which shall be circulated to members of the Board upon completion. The Secretary need not be a member of the Committee or a director and can be changed by simple notice from the Chair.

39.	The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.

40.	The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

41.	The Committee shall review and reassess the adequacy of this charter periodically, at least on an annual basis, as conditions dictate. The Committee shall annually review and assess the Committee’s own performance.

Disclosure:

This charter shall be made available on the Corporation’s website.

Interpretations and Determinations:

The Committee and the Board shall have the power and authority to interpret this charter and make any determinations as to whether any act taken has been taken in compliance with the terms hereof.

Limitation of Audit Committee’s Role:

It is not the duty of the Committee to prepare financial statements, to plan or conduct audits or to determine that the Corporation’s financial statements and disclosure are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Revised February 2015

Cott Corporation

6525 Viscount Road Mississauga, Ontario, Canada L4V1H6 www.cott.com	5519 West Idlewild Avenue Tampa, Florida U.S.A. 33634

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com
MR SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X 9X9	Security Class Holder Account Number C1234567890	123 X X X

Form of Proxy - Annual and Special Meeting of Shareowners of Cott Corporation to be held on May 5, 2015

This Form of Proxy is solicited by and on behalf of management and the board of directors.
Notes to proxy

1.	Every shareowner has the right to appoint some other person of their choice, who need not be a shareowner, to attend and act on their behalf at the meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by management to the shareowner.

5.	The securities represented by this proxy will be voted or withheld from voting in accordance with the instructions of the shareowner, however, if you do not specify how to vote in respect of any matter, your proxyholder is entitled to vote your shares as he or she sees fit. If this proxy does not specify how to vote on a matter, and if you have authorized a director or officer of Cott Corporation to act as your proxyholder, this proxy will be voted as recommended by management. In particular, if your proxy does not specify how to vote, this proxy will be voted:

• FOR the nominees listed in resolution number 1. Election of Directors,

• FOR the appointment of Cott’s independent registered certified public accounting firm set out in resolution number 2. Appointment of Independent Registered Certified Public Accounting Firm,

• FOR the approval of our executive compensation by non-binding advisory vote set out in resolution number 3. Non-Binding Advisory Vote on Executive Compensation, and

• FOR the approval of the Amendment to the Amended and Restated Cott Corporation Equity Incentive Plan set out in resolution number 4. Approval of Amendment to the Amended and Restated Cott Corporation Equity Incentive Plan.

• FOR the approval of the Cott Corporation Employee Share Purchase Plan set out in resolution number 5. Approval of Cott Corporation Employee Share Purchase Plan.

6.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting and at any continuation of the meeting after an adjournment thereof.

7.	This proxy should be read in conjunction with the accompanying documentation provided by management.

Proxies submitted must be received by 5:00 p.m. (local time in Toronto, Ontario, Canada) on May 1, 2015. THANK YOU VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com/Cot • Smartphone? Scan the QR code to vote now.	• You can enroll to receive future shareowner communications electronically by visiting www.computershare.com/eDelivery and clicking on “eDelivery Signup”.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail is the only method by which a shareowner may appoint a person as proxyholder other than the management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER  123456789012345

014F4A

+	MR SAM SAMPLE	C1234567890		+
		XXX	123

This Form of Proxy is solicited by and on behalf of management and the board of directors.

Appointment of Proxyholder
I/We being shareowner(s) of Cott Corporation hereby appoint: David T. Gibbons, Chairman, or failing him, Marni Morgan Poe, Vice-President, General Counsel & Secretary	OR	Print the name of the person you are appointing if this person is someone other than the Chairman or Secretary as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) at the Annual and Special Meeting of Shareowners of Cott Corporation to be held at Toronto Airport Marriott Hotel, Toronto, Ontario, Canada, on Tuesday, May 5, 2015 at 8:30 a.m. (local time in Toronto, Ontario, Canada), and at any continuation of the meeting after an adjournment thereof. Discretionary authority is hereby conferred with respect to any amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting and at any continuation of the meeting after an adjournment thereof. As of March 16, 2015, management is not aware of any such amendments, variations or other matters to be presented at the meeting.
1. Election of Directors The proposed nominees named in the accompanying Proxy Circular are:

01. Mark Benadiba; 02. George A. Burnett; 03. Jerry Fowden; 04. David T. Gibbons; 05. Stephen H. Halperin; 06. Betty Jane Hess; 07. Gregory Monahan; 08. Mario Pilozzi; 09. Andrew Prozes; 10. Eric Rosenfeld; 11. Graham Savage

FOR all nominees listed above:	☐	Please specify the name of the individual(s) from whom you wish to withhold your vote:
FOR all nominees listed above other than:	☐
WITHHOLD vote for all nominees listed above:	☐

2. Appointment of Independent Registered Certified Public Accounting Firm	For	☐	Against	☐	Withhold	☐
Appointment of PricewaterhouseCoopers LLP as Independent Registered Certified Public Accounting Firm.
3. Non-Binding Advisory Vote on Executive Compensation	For	☐	Against	☐	Withhold	☐
Approval, on a non-binding advisory basis, of the compensation of Cott Corporation’s named executive officers.
4. Approval of Amendment to the Amended and Restated Cott Corporation Equity Incentive Plan	For	☐	Against	☐
Approval of the Amendment to the Amended and Restated Cott Corporation Equity Incentive Plan.
5. Approval of Cott Corporation Employee Share Purchase Plan	For	☐	Against	☐
Approval of the Cott Corporation Employee Share Purchase Plan.

Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the meeting. If no voting instructions are indicated above, this proxy will be voted as recommended by management.

Signature(s)
Date

Interim Financial Statements Request

In accordance with Canadian securities regulations, shareowners may elect to receive interim financial statements, if they so request. Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail. If you do not mark this box, or do not return this PROXY, then it will be assumed you do NOT want to receive interim financial statements and the accompanying Management’s Discussion and Analysis.

☐

Annual Financial Statements Request

Mark this box if you would NOT like to receive annual financial statements and accompanying Management’s Discussion and Analysis by mail. If you do not mark this box, or do not return this PROXY, then the annual financial statements and accompanying Management’s Discussion and Analysis will continue to be sent to you.

☐
If you are not mailing back your proxy, you may register online to receive the above financial statement(s) by mail at www.computershare.com/mailinglist.

¢	CPTQ	052501	9XX	AR2	999999999999	+

014F5A